As filed electronically with the Securities and Exchange
                                                    Commission on 12 April 2004
                                             Securities Act File No. 333-113404

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. ____

                         Post-Effective Amendment No. 1

                           HARRIS INSIGHT FUNDS TRUST*
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                    760 Moore Road, King of Prussia, PA 19406
                    -----------------------------------------
           (Address of Principal Executive Offices including Zip Code)

                               -------------------

        Registrant's Telephone Number, including Area Code: 610.239.4590

Name and Address of Agent for Service:            Copies to:

Thomas J. Ryan                Cameron S. Avery, Esq.   and  G. Nicholas Bullat, Esq.
Harris Insight Funds Trust    Bell, Boyd & Lloyd LLC        Harris Trust & Savings Bank
PFPC Inc.                     Three First National Plaza    111 West Monroe Street
400 Bellevue Parkway          70 West Madison Street        21st Floor East
Wilmington, DE 19809          Chicago, IL  60602-4207       Chicago, IL 60603

                               -------------------

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective immediately upon filing pursuant to Rule 485(b).

Title of Securities Being Registered: Shares of Beneficial Interest, $0.001 par value per share

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

*On behalf of the Harris Insight High Yield Bond Fund

                   HARRIS INSIGHT HIGH YIELD SELECT BOND FUND
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                   Special Shareholder Meeting on May 11, 2004

Dear Shareholder:

         As a shareholder of Harris Insight High Yield Select Bond Fund (the "Select Fund"), a series of Harris Insight Funds Trust (the "Trust"), you are requested to vote on a proposal to merge the Select Fund into Harris Insight High Yield Bond Fund (the "High Yield Bond Fund"), another series of the Trust in which the Select Fund invests all of its investable assets. The Select Fund will hold a special meeting of shareholders on May 11, 2004 to vote on the proposed merger. The specific details and reasons for the proposed merger are contained in the enclosed Combined Prospectus and Proxy Statement.

         YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDED THAT YOU VOTE "FOR" THE PROPOSAL.

         Your vote is important, regardless of the number of shares you own. IT IS IMPORTANT THAT WE RECEIVE YOUR VOTE NO LATER THAN THE TIME OF THE MEETING. If you have more than one account registered in your name, you will receive a separate proxy card for each account. PLEASE VOTE AND RETURN EACH PROXY CARD THAT YOU RECEIVE TO AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

         If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call us at 1-800-982-8782.

         We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Peter P. Capaccio, President
Harris Insight Funds Trust

April 12, 2004

                   HARRIS INSIGHT HIGH YIELD SELECT BOND FUND
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 ON MAY 11, 2004

         A Special Meeting of the shareholders of Harris Insight High Yield Select Bond Fund (the "Select Fund") has been called to be held at 10:00 a.m. Central Time on May 11, 2004, at the offices of Harris Trust and Savings Bank, 111 West Monroe, Chicago, Illinois for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Select Fund to, and the assumption of all of the liabilities of the Select Fund by, Harris Insight High Yield Bond Fund (the "High Yield Bond Fund") in return for shares of the High Yield Bond Fund and the distribution of such shares to the shareholders of the Select Fund in complete liquidation of the Select Fund.

      2. To consider and act upon any other matters that may properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on March 19, 2004, are entitled to notice of and to vote at the meeting and any adjourned session.

                                              By order of the Board of Trustees,

                                              David Lebisky, Secretary

April 7, 2004

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON. SEE THE ENCLOSED PROXY CARD FOR INSTRUCTIONS. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                     COMBINED PROSPECTUS AND PROXY STATEMENT
                                  APRIL 7, 2004

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                   HARRIS INSIGHT HIGH YIELD SELECT BOND FUND
                        BY AND IN EXCHANGE FOR SHARES OF
                       HARRIS INSIGHT HIGH YIELD BOND FUND
                         C/O HARRIS INSIGHT FUNDS TRUST
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406
                                  800-982-8782

                                TABLE OF CONTENTS

                                                                            Page

QUESTIONS AND ANSWERS ......................................................   1
PROPOSED ACQUISITION OF THE SELECT FUND BY THE HIGH YIELD BOND FUND ........   6
            The Proposal ...................................................   6
            Principal Investment Risks .....................................   6
            Information About the Acquisition ..............................   6
INFORMATION ABOUT SHAREHOLDER MEETING ......................................  13
            Voting Information .............................................  13
            Information About the Proxies and the Conduct of the Meeting ...  13
ADDITIONAL INFORMATION ABOUT THE HIGH YIELD BOND FUND ......................  14
            Investment Adviser and Sub-Adviser .............................  14
            Pricing of Fund Shares .........................................  15
            Shareholder Services ...........................................  16
            Dividends and Tax Considerations ...............................  23
            Distribution Arrangements ......................................  23
            Financial Highlights ...........................................  24
APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION .......................... A-1
APPENDIX B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE OF
            HIGH YIELD BOND FUND ........................................... B-1

         This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization dated as of February 24, 2004 (the "Plan"), relating to the proposed acquisition (the "Proposal") of the Harris Insight High Yield Select Bond Fund (the "Select Fund") by the Harris Insight High Yield Bond Fund (the "High Yield Bond Fund" and, together with the Select Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Select Fund (the "Meeting"), which has been called to be held at 10:00 a.m., Central Time, on May 11, 2004, at the offices of Harris Trust and Savings Bank, 111 West Monroe, Chicago, Illinois. Each Fund is a series of Harris Insight Funds Trust (the "Trust"), a registered, open-end management investment company. Each Fund seeks to provide a high level of total return through a combination of income and capital appreciation. The Select Fund invests all of its investable assets in the Institutional Shares class of the High Yield Bond Fund. You should read this Prospectus/Proxy, which contains important information you should know, and keep it for future reference.

         The meeting notice, this Prospectus/Proxy and proxy cards are being mailed to shareholders beginning on or about April 12, 2004.

         The Proposal relates to the proposed acquisition of the Select Fund by the High Yield Bond Fund. If the Acquisition occurs, you will become a shareholder of the High Yield Bond Fund unless you redeem your shares before the Acquisition. If the Plan is approved by the shareholders of the Select Fund and the Acquisition occurs, the Select Fund will transfer all of the assets and liabilities attributable to each class of its shares to the High Yield Bond Fund in return for shares of a similar class of the High Yield Bond Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. The A Shares class and N Shares class of the High Yield Bond Fund are new classes of shares. Shares of each class received by the Select Fund will be distributed pro rata to the Select Fund's shareholders of the corresponding class.

         Shareholders of the Select Fund are being asked to vote on the Proposal. Please review this Proposal carefully.

         The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:

     o The combined Prospectuses for the Trust's A, B and N shares and Institutional Shares each dated May 1, 2003, pertaining to the Select Fund, as supplemented (Accession Numbers 0000891804-03-000997, 0000891804-03-002672, and 0000891804-04-000284);

     o The Statement of Additional Information for the Trust dated March 10, 2004, which contains information about the Select Fund and High Yield Bond Fund (attached as Appendix A to the Statement of Additional Information dated April 7, 2004 , pertaining to this
          Prospectus/Proxy);

     o The Statement of Additional Information dated April 7, 2004, pertaining to this Prospectus/Proxy; and

     o Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements for the High Yield Bond Fund and Select Fund, included in the Annual Report to shareholders of the Trust dated December 31, 2003.

         The High Yield Bond Fund and the Select Fund have previously sent the Annual Report to their shareholders. For a free copy of that Report or any of the documents listed above, you may write to the Trust at Harris Insight Funds Trust, 400 Bellevue Parkway, Wilmington, Delaware 19809 or call the Trust toll-free at 1-800-982-8782.

         Text-only versions of the documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279, 1801 California Street, Suite 4800, Denver, Colorado 80202, and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY. PLEASE REVIEW THE FULL PROSPECTUS/PROXY PRIOR TO CASTING YOUR VOTE.

      1.    WHAT IS BEING PROPOSED?

         The Board of Trustees of the Trust is recommending approval of a transaction in which the High Yield Bond Fund would acquire the Select Fund. This means that the High Yield Bond Fund would acquire all of the assets and liabilities of the Select Fund in return for shares of the High Yield Bond Fund that would be distributed to shareholders of the Select Fund. The High Yield Bond Fund and the Select Fund are each a series of the Trust and have the same investment objectives, policies and strategies, except that the Select Fund seeks to meet its investment objective by investing all of its investable assets in the Institutional Shares class of the High Yield Bond Fund. Please see the answer to Question 4 below for more information comparing the investment objectives, strategies and policies of the Funds.

         If the Acquisition relating to the Select Fund is approved and the Acquisition is consummated, your shares of the Select Fund will be cancelled and you will receive shares of the corresponding class of the High Yield Bond Fund with an aggregate net asset value equal to the aggregate net asset value of your Select Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around May 17, 2004.

      2.    WHY IS THE ACQUISITION BEING PROPOSED?

         The Board of Trustees of the Trust recommends approval of the Acquisition because it offers shareholders of the Select Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisition, the Trustees also considered the following factors, among others:

     o the Select Fund invests all of its investable assets in the High Yield Bond Fund, and thus is invested in the same portfolio of securities as the High Yield Bond Fund;

     o based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2003, shareholders of the Select Fund are expected to experience the same or lower net expenses; and

     o the Acquisition is expected to be tax-free for shareholders of the Select Fund who choose to remain shareholders of the High Yield Bond Fund, while liquidation or shareholder redemption would be a realization event for tax purposes.

         Please review "Reasons for the Acquisition" in the "Information About the Acquisition" section under "Proposed Acquisition of the Select Fund By the High Yield Bond Fund" in this Prospectus/Proxy for more information regarding the factors considered by the Trustees.

      3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

         The following tables allow you to compare the sales charges and management fees and expenses of the Select Fund and the High Yield Bond Fund and to analyze the estimated expenses that Harris Investment Management, Inc., the investment adviser to the High Yield Bond Fund (the "Adviser") expects will be applicable to the combined fund in the first year following the Acquisition. As part of the Acquisition, holders of Class A Shares of the Select Fund will receive Class A Shares of the High Yield Bond Fund; holders of Class N Shares of the Select Fund will receive Class N Shares of the High Yield Bond Fund; and holders of Institutional Shares of the Select Fund will receive Institutional Shares of the High Yield Bond Fund. Class A Shares and Class N Shares are new classes of shares of the High Yield Bond Fund. The shareholder fees presented below for the High Yield Bond Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to the Funds' distributor. Annual Fund Operating Expenses are paid by each Fund.

         The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund for its last fiscal year (ended December 31, 2003) and those expected to be incurred by the combined fund on a pro forma basis (after giving effect to the Acquisition) and based on pro forma combined net assets as of December 31, 2003.

         Shareholders of the Select Fund will not pay additional sales charges as a result of the Acquisition, although any contingent deferred sales charge ("CDSC") will continue to apply. Shareholders of the High Yield Bond Fund would ordinarily be charged a 2.00% redemption fee if they redeem shares from the High Yield Bond Fund within any period during which the redemption fee applies. However, this redemption fee will not apply to shares of the High Yield Bond Fund received by Select Fund shareholders as a result of the Acquisition.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                     Select Fund                        High Yield Bond Fund
                                                                     -----------                        --------------------
                                                                               Institutional                           Institutional
                                                           Class A    N Shares    Shares            Class A   N Shares     Shares
---------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases                                                4.50%*       None       None              4.50%*     None       None

Maximum deferred sales charge (load or CDSC)
on redemptions (as a percentage of
the lower net asset value at the time
of purchase or at redemption)                               1.00%*       None       None              1.00%*     None       None

Maximum sales charge (load) imposed
on reinvested dividends                                      None        None       None              None       None       None

Redemption fee                                               None        None       None              2.00%**    2.00%**    2.00%**

Exchange fee                                                 None        None       None              None       None       None

 * Sales charge waivers and reduced sales charge plans are available for A Shares. If A Shares purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a contingent deferred sales charge of up to 1.00% will be applied to the redemption.

 ** To discourage short-term trading, shareholders are charged a 2.00% fee if they redeem shares from the High Yield Bond Fund within 90 days of purchase.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
Select Fund/1/
                                                                                                                    Institutional
                                                                                                                    -------------
                                                               Class A                     N Shares                      Shares
                                                               -------                     --------                      ------
Investment Advisory Fees                                        0.45%                        0.45%                        0.45%

Rule 12b-1 Fees                                                 0.25%                        None                         None

Shareholder Servicing Fees                                      None                         0.25%                        None

Other Expenses                                                  0.96%                        1.00%                        1.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                        1.66%                        1.70%                        1.45%


 /1/ The Select Fund's annual operating expenses consist of Select Fund expenses plus the Select Fund's share of expenses of the Institutional Shares class of the High Yield Bond Fund. The expenses of the High Yield Bond Fund are based on expenses incurred by the High Yield Bond Fund during its most recent fiscal year. Expenses do not reflect voluntary waivers of investment advisory fees by the Adviser, administrative fees by Harris Trust and Savings Bank ("Harris Trust") and sub-administration fees by PFPC, Inc. These waivers are expected to remain in effect until at least December 31, 2004 and may be decreased by the Adviser, Harris Trust and/or PFPC, Inc. After these waivers, annual Fund operating expenses were:

                                                                                                                    Institutional
                                                                                                                    -------------
                                                               Class A                     N Shares                      Shares
                                                               -------                     --------                      ------
       Investment Advisory Fees                                 0.34%                        0.34%                        0.34%

       Rule 12b-1 Fees                                          0.25%                        None                         None

       Shareholder Servicing Fees                               None                         0.25%                        None

       Other Expenses                                           0.41%                        0.41%                        0.41%
       ---------------------------------------------------------------------------------------------------------------------------
       Total Operating Expenses                                 1.00%                        1.00%                        0.75%

High Yield Bond Fund/1/
                                                                                                                  Institutional
                                                                                                                  -------------
                                                               Class A                     N Shares                      Shares
                                                               -------                     --------                      ------
Investment Advisory Fees                                        0.45%                        0.45%                        0.45%

Rule 12b-1 Fees                                                 0.25%                        None                         None

Shareholder Servicing Fees                                      None                         0.25%                        None

Other Expenses                                                  0.28%                        0.28%                        0.28%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                        0.98%                        0.98%                        0.73%

 /1/ Expenses for Class A Shares and Class N Shares, which are new classes of the Fund, are estimated based on expenses incurred by the Institutional Shares class of the Fund during its most recent fiscal year. Expenses do not reflect voluntary waivers of investment advisory fees by the Adviser, administrative fees by Harris Trust and sub-administration fees by PFPC, Inc. These waivers are expected to remain in effect until at least December 31, 2004 and may be decreased by the Adviser, Harris Trust and/or PFPC, Inc. After these waivers, annual fund operating expenses were:

                                                                                                                  Institutional
                                                                                                                  -------------
                                                               Class A                     N Shares                      Shares
                                                               -------                     --------                      ------
       Investment Advisory Fees                                 0.34%                         0.34%                        0.34%

       Rule 12b-1 Fees                                          0.25%                         None                         None

       Shareholder Servicing Fees                               None                          0.25%                        None

       Other Expenses                                           0.27%                         0.27%                        0.27%
       ---------------------------------------------------------------------------------------------------------------------------
       Total Operating Expenses                                 0.86%                         0.86%                        0.61%

High Yield Bond Fund (pro forma estimated combined)
---------------------------------------------------
                                                                                                                  Institutional
                                                                                                                  -------------
                                                               Class A                     N Shares                      Shares
                                                               -------                     --------                      ------
Investment Advisory Fees                                        0.45%                         0.45%                        0.45%

Rule 12b-1 Fees                                                 0.25%                         None                         None

Shareholder Servicing Fees                                      None                          0.25%                        None

Other Expenses/1/                                               0.40%                         0.40%                        0.40%
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses/1/                                     1.10%                         1.10%                        0.85%

/1/ Expenses are estimated based on expenses incurred by the Select Fund and the Institutional Shares class of the High Yield Bond Fund during their most recent fiscal years, and adjusted for certain expenses expected to be incurred. Class A Shares and Class N Shares of the High Yield Bond Fund are new classes of shares. Expenses do not reflect voluntary waivers of investment advisory fees by the Adviser, administrative fees by Harris Trust and sub-administration fees by PFPC, Inc. These waivers are expected to remain in effect until at least December 31, 2004 and may be decreased by the Adviser, Harris Trust and/or PFPC, Inc. After these waivers, annual fund operating expenses were:

                                                                                                                  Institutional
                                                                                                                  -------------
                                                               Class A                     N Shares                      Shares
                                                               -------                     --------                      ------
       Investment Advisory Fees                                 0.26%                         0.26%                        0.26%

       Rule 12b-1 Fees                                          0.25%                         None                         None

       Shareholder Servicing Fees                               None                          0.25%                        None

       Other Expenses                                           0.35%                         0.35%                        0.35%
       ---------------------------------------------------------------------------------------------------------------------------
       Total Operating Expenses                                 0.86%                         0.86%                        0.61%

EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

SELECT FUND                            1 YEAR      3 YEARS    5 YEARS   10 YEARS

Class A                                  611         950      1,312       2,327
N Shares                                 173         536        923       2,009
Institutional Shares                     148         459        792       1,735



HIGH YIELD BOND FUND                   1 YEAR      3 YEARS    5 YEARS   10 YEARS

Class A                                  545         748        967       1,597
N Shares                                 100         312        542       1,201
Institutional Shares                      75         233        406         906



HIGH YIELD BOND FUND
(PRO FORMA ESTIMATED COMBINED)         1 YEAR      3 YEARS    5 YEARS   10 YEARS

Class A                                  557         784      1,029       1,730
N Shares                                 112         350        606       1,340
Institutional Shares                      87         271        471       1,049


         The projected post-Acquisition pro forma Annual Fund Operating Expenses and Expense Example presented above are based upon numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the Select Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the High Yield Bond Fund or the Adviser.

      4. HOW DO THE INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS COMPARE?

         The Select Fund and the High Yield Bond Fund have the same investment objective and substantially similar investment strategies. Each Fund seeks to provide a high level of total return through a combination of income and capital appreciation. The Select Fund seeks to achieve its investment objective by investing all of its investable assets in Institutional Shares of the High Yield Bond Fund. The High Yield Bond Fund seeks to achieve its investment objective as follows:

     o The High Yield Bond Fund invests at least 80% of its assets in domestic and foreign bonds, commonly known as "junk bonds", that have a credit quality rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard and Poor's Corporation ("Standard & Poor's"). The High Yield Bond Fund may also invest in a broad range of interest-rate sensitive securities, including preferred stocks, interest-rate futures contracts, and foreign currency futures and forwards for the purposes of hedging. The High Yield Bond Fund may also invest up to 20% of its assets in common stocks and convertible securities. Convertible securities are bonds, debentures, notes, preferred stock or other securities that are convertible into common stock. Convertible securities have some unique return characteristics relative to market fluctuations: (a) when equity markets go up, they tend to rise in price; and (b) when interest rates rise, they tend to decline relatively less in price than long-term bonds.

     o Achievement of the High Yield Bond Fund's investment objective will be more dependent on the Adviser's credit analysis than would be the case if this Fund were investing in higher-quality debt securities. The Adviser's analysis may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabili-ties, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     o During periods of adverse market conditions, the High Yield Bond Fund may temporarily invest a substantial portion of its assets in investment-grade fixed income securities and money market instruments, and, during that period, the High Yield Bond Fund may not be able to meet its investment objective.

         A bond's credit quality depends on the issuer's ability to pay interest on the bond and ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or by a fund adviser's independent analysis. The lower the rating, the greater the chance - in the rating agency's or adviser's opinion - that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the Adviser to be investment grade.

         High yield bonds, or "junk bonds", are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment grade bonds, high yield bonds typically must pay more interest to attract investors. Some high yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.

         For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

      5. WHAT CLASS OF HIGH YIELD BOND FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO THE SELECT FUND OCCURS?

         If the Acquisition occurs, you will receive shares of the High Yield Bond Fund of the same class as the shares that you currently own in the Select Fund. In comparison with the shares that you currently own in the Select Fund, the shares you receive will have the following characteristics:

     o They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition;

     o The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition (except that a 2% redemption fee is charged on shares of the High Yield Bond Fund that are redeemed within 90 days of purchase); and

     o    You will have the same exchange options you currently have.

         The redemption fee ordinarily charged on shares of the High Yield Bond Fund will not apply to shares you receive as a result of the Acquisition. For purposes of determining the CDSC applicable to any redemption of shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased the Select Fund shares.

         For more information on the characteristics of the High Yield Bond Fund shares you will receive, please see the section "Additional Information About the High Yield Bond Fund" of this Prospectus/Proxy.

      6.    WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

         The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Select Fund is expected to recognize a gain or loss as a result of the Acquisition.

         Immediately prior to the Acquisition, the Select Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

         Your cost basis and holding period in your Select Fund shares are expected to carry over to your new shares of the High Yield Bond Fund.

                                    PROPOSED
                         ACQUISITION OF THE SELECT FUND
                                     BY THE
                              HIGH YIELD BOND FUND

THE PROPOSAL

         Shareholders of the Select Fund are being asked to approve the Plan and by approving the Plan, you are also approving the Acquisition of the Select Fund by the High Yield Bond Fund under the Plan. The Plan is attached as Appendix A to this Prospectus/Proxy.

PRINCIPAL INVESTMENT RISKS

         The Select Fund invests all of its investable assets in the High Yield Bond Fund. Accordingly, an investment in the Select Fund involves risks that are similar to those to which an investment in the High Yield Bond Fund is subject. The principal investment risks of investment in the Funds are:

     o Credit Risk. The risk that the issuer of a security or the counterparty to a contract will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment-grade are especially susceptible to this risk.

     o Foreign Securities Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

     o High Yield Securities (Junk Bond) Risk. Securities rated "BB" or below by S&P or "Ba" or below by Moody's are known as "high yield" securities and are commonly referred to as "junk bonds". These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

     o Interest Rate Risk. The risk that changing interest rates may adversely affect the value of an investment. With fixed rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

     o Leverage Risk. The risk that downward price changes in a security may result in a loss greater than a fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., forward or futures contracts, derivative securities or purchases on margin) that tend to magnify changes in an index or market.

     o Prepayment Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

         Because of the speculative nature of each Fund's investments, you should carefully consider the risks associated with the Funds. As with any mutual fund, the value of each Fund's shares will change, and you could lose money on your investment.

INFORMATION ABOUT THE ACQUISITION

         GENERAL

         Shareholders who object to the Acquisition of the Select Fund by the High Yield Bond Fund will not be entitled under Massachusetts law or the Trust's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, you may redeem or exchange your Select Fund shares at any time prior to the closing of the Acquisition. In addition, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition closes, share-holders will be free to redeem the shares of the High Yield Bond Fund that they receive in the transaction at their current net asset value, less any applicable CDSC.

         SHARES YOU WILL RECEIVE

         If the Acquisition occurs, you will receive shares of the High Yield Bond Fund of the same class as the shares that you currently own in the Select Fund. In comparison with the shares that you currently own in the Select Fund, the shares you receive will have the following characteristics:

     o They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition;

     o The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition (except that a 2% redemption fee is charged on shares of the High Yield Bond Fund which are redeemed within 90 days of purchase); and

     o    You will have the same exchange options you currently have.

         The redemption fee ordinarily applicable to shares of the High Yield Bond Fund will not apply to shares received as a result of the acquisition. For purposes of determining the CDSC applicable to any redemption of shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased the Select Fund shares.

         After the Acquisition, the shares acquired in the Acquisition may be exchanged for shares of the same class of any other fund in the Harris Insight Funds Trust without the payment of an additional sales charge or CDSC.

         REASONS FOR THE ACQUISITION

         At the time the Board of Trustees established the Master Fund/Feeder Fund structure, the Board of Trustees believed that the Select Fund would be able to realize certain economies of scale by investing its assets in the High Yield Bond Fund. The Board of Trustees anticipated that the High Yield Bond Fund would have a larger investment portfolio resulting from multiple feeder funds and, consequently, be able to achieve a lower ratio of operating expenses to net assets than the individual feeder funds would have been able to achieve. Since the time the Master Fund/Feeder Fund structure was implemented, the High Yield Bond Fund has not realized the lower expense ratio that had been expected. The relatively small asset bases of each of the Funds make them uneconomical to operate as separate portfolios.

         At meetings held on January 28, 2004 and February 24, 2004, the Board of Trustees, including all of the trustees who are not "interested persons" of the Trust (as defined by the Investment Company Act of 1940 (the "1940 Act")), determined that the Acquisition would be in the best interests of the shareholders of the Select Fund and the High Yield Bond Fund and that the interests of the shareholders of the Select Fund and High Yield Bond Fund would not be diluted as result of the proposed transaction. The Board of Trustees of the Trust has unanimously approved the Acquisition and recommends that you vote in favor of the Acquisition by approving the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy.

         In proposing the Acquisition, the Trust's officers presented to the Trust's Board of Trustees, at a meeting held on January 28, 2004, the following reasons for the Select Fund to enter into the Acquisition:

     o The Select Fund and the High Yield Bond Fund are invested in the same portfolio of securities.

     o Based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2003, shareholders of the Select Fund are expected to experience the same or lower net expenses.

     o The Acquisition is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base, potentially resulting in economies of scale over time.

     o The Acquisition is intended to permit the Select Fund's shareholders to exchange their investment for an investment in the High Yield Bond Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Select Fund shareholder were to redeem his or her shares to invest in another fund, such as the High Yield Bond Fund, the transaction would be a taxable event for such shareholder. Similarly, if the Select Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Select Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their High Yield Bond Fund shares at net asset value (subject to any applicable CDSC, as with a redemption of their Select shares) at any time, at which point they would recognize a taxable gain or loss.

         The Board of Trustees carefully evaluated the information they deemed necessary to enable them to determine whether the Acquisition will be in the best interests of the shareholders. In addition to the reasons above, the Board also considered the following:

     o Shareholders of the Select Fund will receive shares of the High Yield Bond Fund having an aggregate net asset value equal to that of their Select Fund shares and will not bear any costs of the Acquisition;

     o The Funds have the same investment objective, strategies and policies (except that the Select Fund invests substantially all of its investable assets in the High Yield Bond Fund). The Acquisition would permit shareholders of the Select Fund to pursue substantially the same investment goals in a larger combined Fund.

     o Merging the Select Fund and the High Yield Bond Fund is expected to result in various operating efficiencies, and that the elimination of the dual structure within the same fund family would also alleviate shareholder confusion.

     o The Acquisition also is expected to result in economies for the Adviser, and may reduce the expense reimbursements payable by the Adviser, Harris Trust or PFPC, Inc. to the Funds.

     o In addition, the Board considered that shareholders of the Select Fund who do not want to become shareholders of the High Yield Bond Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could exchange their shares in the Select Fund for shares in another Harris Insight Fund or redeem their shares in the Select Fund prior to the Acquisition.

     o The Trustees also considered the fact that if the Acquisition occurs, the Select Fund's capital loss carryovers will be available to the High Yield Bond Fund to offset its capital gains, although the amount of those losses that may offset the High Yield Bond Fund's capital gains in any given year may be limited. As a result of that limitation, it is possible that the High Yield Bond Fund may not be able to use those losses as rapidly as the Select Fund might have, and part of those losses may not be usable at all. The ability of the Select Fund or the High Yield Bond Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which those losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of the Select Fund's losses will expire unused. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of the Select Fund, but after the Acquisition these benefits will inure to all the shareholders of the High Yield Bond Fund.

         If shareholders do not approve the Proposal, the Trustees of the Trust will consider what alternatives may then be available.

         TERMS OF THE PLAN

         If approved by the shareholders of the Select Fund, the Acquisition is expected to occur on or around May 17, 2004. A form of the Plan is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Plan:

     o The Select Fund will transfer all of the assets and liabilities attributable to each class of its shares to the High Yield Bond Fund in return for shares of the same class of the High Yield Bond Fund with an aggregate net asset value equal to the net value of such assets and liabilities.

     o The Acquisition will occur on the next business day after the time (currently scheduled to be prior to 3:00 p.m. central time on May 17, 2004, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

     o The shares of each class of the High Yield Bond Fund received by the Select Fund will be distributed to the shareholders of the Select Fund's corresponding class pro rata in accordance with their percentage ownership of such class of the Select Fund in full liquidation of the Select Fund.

     o After the Acquisition, the Select Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     o The Acquisition requires approval by the Select Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Board of Trustees of the Trust.

            FEDERAL INCOME TAX CONSEQUENCES

         The Acquisition is intended to be a tax-free reorganization. Bell, Boyd & Lloyd LLC has delivered to the Select Fund and the High Yield Bond Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Bell, Boyd & Lloyd LLC confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     o Under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Select Fund or the shareholders of the Select Fund as a result of the Acquisition;

     o Under Section 358 of the Code, the tax basis of the High Yield Bond Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Select Fund shares exchanged therefor, as applicable;

     o Under Section 1223(1) of the Code, your holding period for the High Yield Bond Fund shares you receive will include the holding period for your Select Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

     o Under Section 1032 of the Code, no gain or loss will be recognized by the High Yield Bond Fund as a result of the Acquisition;

     o Under Section 362(b) of the Code, the High Yield Bond Fund's tax basis in the assets that the High Yield Bond Fund receives from the Select Fund will be the same as the Select Fund's basis in such assets; and

     o Under Section 1223(2) of the Code, the High Yield Bond Fund's holding period in such assets will include the Select Fund's holding period in such assets.

         The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of the Trust. No opinion or confirmation letter is a guarantee that the tax consequences of the Acquisition will be as described above.

         Prior to the closing of the Acquisition, the Select Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

         This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

         FUND INFORMATION

                             PERFORMANCE INFORMATION

         The charts and tables below give an indication of each Fund's risks and performance. Each chart shows you how the performance of the Fund's Institutional Shares has varied from year to year. The Select Fund also offers Class A Shares and Class N Shares, which are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If those amounts were included, returns would be less than shown. Each table compares the Fund's performance over time to those of broad measures of market performance. Each table also includes after-tax returns for the Fund's Institutional Shares. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Institutional Shares. After-tax returns of A Shares and N Shares classes will vary.

         After-tax returns have been calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt. When you consider this information, please remember that the Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

SELECT FUND PERFORMANCE INFORMATION

YEAR-BY-YEAR TOTAL RETURN/1/
(as of 12/31 each year)

Bar Chart:
1994    -3.09
1995    19.18
1996    21.05
1997    18.68
1998    -1.80
1999    32.07
2000    -6.48
2001   -15.35
2002   -11.89
2003    17.11

Best Quarter:   Q4 1999         25.25%
--------------------------------------
Worst Quarter:  Q3 2001        -19.36%

AVERAGE ANNUAL TOTAL RETURN/1/,/2/
(for the periods ending 12/31/03)

SELECT FUND                                                                                                   Life of Fund
                                                                             1 Year            5 Years          (3/24/97)
Institutional Shares
 Return Before Taxes                                                          17.11%             1.53%             2.85%
 Return After Taxes on Distributions                                          14.34%            -0.69%            -0.11%
 Return After Taxes on Distributions and Sale of Fund Shares                  11.00%             0.22%             0.98%
A Shares                                                                      11.41%             0.32%             1.81%
N Shares                                                                      16.82%             1.28%             2.52%
CS FIRST BOSTON CONVERTIBLE SECURITIES INDEX                                  27.99%             7.63%             9.00%
BEAR STEARNS HIGH YIELD BOND INDEX                                            28.92%             5.10%             5.90%

 /1/ Prior to January 2, 2003, the Fund was named the Harris Insight Convertible Securities Fund and had a different investment objective, strategy and policies. The Fund is the successor, effective March 24, 1997, to a collective investment fund managed by Harris Trust with investment objectives and policies that were, in all material respects, equivalent to those of the Fund. The performance of the Fund shown in the bar chart includes the performance of the predecessor fund from its inception on January 1, 1985 until its conversion into a mutual fund. The predecessor fund's performance was adjusted to reflect the Fund's estimate of its expense ratio for the first year of operation as a mutual fund. The predecessor fund was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

       The Fund's average annual total returns in the table do not include the performance of the predecessor collective investment fund. The Fund's returns for the period ended 12/31/03, including the performance of the predecessor fund, are 5.54% and 5.80% for 10 Years for the Fund's N Shares and Institutional Shares, respectively. The performance of the CS First Boston Convertible Securities Index and the Bear Stearns High Yield Bond Index for the same period are 11.08%, and 7.13%, respectively.

 /2/ Performance in the table, for periods before the inception of the Fund's A Shares on January 13, 2000, reflects performance of the Fund's N Shares, adjusted for A Shares sales charge and expenses. The Fund does not offer B Shares.

HIGH YIELD BOND FUND PERFORMANCE INFORMATION

         Total Return and Average Annual Total Return information is for the Fund's Institutional Shares because the A Shares and N Shares classes have not commenced operations as of the date of this Prospectus/Proxy.

YEAR-BY-YEAR TOTAL RETURN/1/
(as of 12/31 each year)

Bar Chart:
2000     6.02
2001     8.02
2002     0.09
2003    18.15

Best Quarter:   Q2 2003          6.71%
--------------------------------------
Worst Quarter:  Q2 2002         -3.71%

AVERAGE ANNUAL TOTAL RETURN/1/
(for the periods ending 12/31/03)

                                                                                            Life of Fund
                                                                             1 Year           (9/23/02)
HIGH YIELD BOND FUND (INSTITUTIONAL SHARES)
 Return Before Taxes                                                         18.15%            17.38%
 Return After Taxes on Distributions                                         15.06%            14.22%
 Return After Taxes on Distributions and Sale of Fund Shares                 11.75%            12.89%
BEAR STEARNS HIGH YIELD BOND INDEX                                           28.92%            29.94%

/1/ The Fund is the successor, effective September 23, 2002, to a collective investment fund managed by Harris Trust with investment objectives and policies that were, in all material respects, equivalent to those of the Fund. The performance of the Fund shown in the bar chart includes the performance of the predecessor fund from its inception on July 12, 1999 until its conversion into a mutual fund. The predecessor fund's performance was adjusted to reflect the Fund's estimate of its expense ratio for the first year of operation as a mutual fund. The predecessor fund was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

     The Fund's average annual total returns in the table do not include the performance of the predecessor collective investment fund. The Fund's Institutional Shares returns for the period ended 12/31/03, including the performance of the predecessor fund, is 7.63% for Life of Fund (7/12/99). The performance of the Bear Stearns High Yield Bond Index for the same period is 5.30%.

         Additional discussion of the manner of calculation of total return is contained in each Fund's Statement of Additional Information.

                                 CAPITALIZATION

         The following table shows on an unaudited basis the capitalization of each of the Select Fund and the High Yield Bond Fund as of March 1, 2004, and on a pro forma basis, giving effect to the acquisition of the assets and liabilities of Select Fund by the High Yield Bond Fund at net asset value as of that date.

                                                                                                                      HIGH YIELD
                                                                                                                       BOND FUND
                                                                        HIGH YIELD             PRO FORMA              PRO FORMA
                                                SELECT FUND             BOND FUND+             ADJUSTMENTS          COMBINED(1)(2)
Class A Shares (3)
Net asset value                                    216,897                                                                216,897
Shares outstanding                                  11,952                                                                 16,791
Net asset value per share                            18.15                                                                  12.92

Class N Shares (3)
Net asset value                                    459,850                                                                459,850
Shares outstanding                                  25,328                                                                 35,599
Net asset value per share                            18.16                                                                  12.92

Institutional Shares (3)
Net asset value                                 17,476,554                64,690,691           -18,059,118             64,108,127
Shares outstanding                                 962,531                 5,008,024            -1,397,764              4,962,925
Net asset value per share                            18.16                     12.92                                        12.92

----------------------
+ The High Yield Bond Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisition closed on March 1, 2004, and is for information purposes only. No assurance can be given as to how many shares of the High Yield Bond Fund will be received by the shareholders of the Select Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the High Yield Bond Fund that actually will be received on or after such date.

(2) Select Fund shareholders will receive new Class A Shares, Class N Shares, and Institutional Shares of the High Yield Bond Fund in return for Class A Shares, Class N Shares and Institutional Shares, respectively, of the Select Fund upon closing of the Acquisition. Class A Shares and Class N Shares are new classes of shares of the High Yield Bond Fund.

(3) Capitalization information is for Class A Shares, Class N Shares, and Institutional Shares of the Select Fund; Institutional Shares of the High Yield Bond Fund; and Class A Shares, Class N Shares, and Institutional Shares of the High Yield Bond Fund pro forma combined.

                               OWNERSHIP OF SHARES

         The Trust believes that as of April 1, 2004, its Trustees and officers, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole, except for 1.7% of the N Shares class of the Select Fund.

         As of April 1, 2004, the only persons known to hold of record or beneficially more than 5% of the outstanding A Shares, N Shares, or Institutional Shares of the Select Fund or the Institutional Shares of the High Yield Bond Fund were as follows:

High Yield Bond Fund - Institutional Shares

         Harris Trust and Savings Bank (including on behalf of trust customers), 111 West Monroe Street, Chicago, IL 60603, 3,344,676 shares (65.4%); Harris Insight High Yield Select Bond Fund, 1,392,385 shares (22.2%); and MAC & Co., Mellon Bank, P. O. Box 3198, Pittsburgh, PA 15230, 378,691 shares (7.4%).

Select Fund - A Shares

         Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of McPherson Tr, 5,423 shares (46.4%); Parker Hunter, Inc., 600 Grant Street, Pittsburgh, PA 15219, on behalf of Keystone Conference Loan Fund, 880 Chestnut Avenue, Dubois, PA 15801, 1,827 shares (15.6%); Robert E. Young, Custodian FBO Ashley Laura Young UTMA, 2506 Center Circle, Clearfield, PA 16830, 776 shares (6.6%); Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, 615 shares (5.3%); and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Mark L. Mengel Rollover IRA, 141 Biskup Lane, Monaca, PA 15061, 604 shares (5.2%).

Select Fund - N Shares

         FTC & Co, Datalynx, P. O. Box 173736, Denver, CO 80217, 461 shares (64.3%).

Select Fund - Institutional Shares

         Harris Trust and Savings Bank (including on behalf of trust customers), 111 West Monroe Street, Chicago, IL 60603, 857,975 shares (89.5%).

         Shares described above as held by Harris Trust and Savings Bank were held in various capacities, including as fiduciary, on behalf of various accounts. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.

               OWNERSHIP OF SHARES UPON CLOSING OF THE ACQUISITION

         The owners of 5% or more of the outstanding shares of the Institutional Shares class of the High Yield Bond Fund as of April 1, 2004 would own the following percentages of the High Yield Bond Fund noted below upon closing of the Acquisition, assuming that the Acquisition closed on April 1, 2004.

                                                                Percentage of outstanding          Percentage of outstanding
                                                               Institutional shares of High       Institutional shares of High
                                                                  Yield Bond Fund as of           Yield Bond Fund upon closing
                                                                       April 1, 2004                   of the Acquisition
Harris Trust and Savings Bank
(including on behalf of trust customers)                                    65.4%                             90.7%

Harris Insight High Yield Select Bond Fund                                  22.2%                              0.0%

MAC & Co.                                                                    7.4%                              7.4%


         Owners of 5% or more of the outstanding shares of the A Shares and N Shares classes of the Select Fund as of April 1, 2004 would own the same percentage of the outstanding shares of the A Shares and N Shares classes of the High Yield Bond Fund, respectively, upon closing of the Acquisition, assuming that the Acquisition closed on April 1, 2004.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                              APPROVAL OF THE PLAN

                                INFORMATION ABOUT
                               SHAREHOLDER MEETING

VOTING INFORMATION

         The Board of Trustees is soliciting proxies from the shareholders of the Select Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Central Time on May 11, 2004, at the offices of Harris Trust and Savings Bank, 111 West Monroe, Chicago, Illinois. The meeting notice, this Prospectus/Proxy and proxy cards are being mailed to shareholders beginning on or about April 12, 2004.

         SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE SELECT FUND

         Only the shareholders of record of the Select Fund at the close of business on March 19, 2004 (the "Record Date") will be entitled to vote at the Meeting. On that date the number of shares outstanding of the Select Fund were as follows:

                --------------------------------------
                 A Shares                      11,952
                --------------------------------------
                 N Shares                      25,885
                --------------------------------------
                 Institutional Shares         971,261
                --------------------------------------

         REQUIRED VOTE FOR THE PROPOSAL

         Approval of the Plan, by and between the Trust, on behalf of the Select Fund and the High Yield Bond Fund, will require the affirmative vote of a "majority of the outstanding voting securities" of the Select Fund as that term is defined under the 1940 Act. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean the lesser of (a) 67% or more of the outstanding shares of the Select Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Select Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Select Fund. Approval by the shareholders of the High Yield Bond Fund is not required.

INFORMATION ABOUT THE PROXIES AND THE CONDUCT OF THE MEETING

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/ Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by employees or agents of its service contractors.

         Voting Process. You can vote in any one of the following ways:

         (a) By mail, by filling out and returning the enclosed proxy card; or

         (b) In person at the Meeting.

         Shareholders of record of the Select Fund at the Record Date are entitled to vote at the Meeting and any adjournment thereof. Each whole share or fractional share outstanding on the Record Date is entitled to a number of votes equal to the net asset value of such whole or fractional share determined at the close of business on the Record Date. For example, on the Record Date, the net asset value of a Class A Share of the Select Fund was $18.25 so the holder of that Class A Share would be entitled to 18.25 votes for each Class A Share held.

         Costs. The High Yield Bond Fund will bear the transfer agency costs related to the Acquisition and costs of registration of its shares to be issued to shareholders of the Select Fund upon the closing of the Acquisition. All other costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by Harris Trust. In the event that shareholders of the Select Fund do not approve the Plan or the Acquisition does not close for any reason, Harris Trust will bear the costs of the failed Acquisition, which would otherwise have been borne by the Select Fund.

         Voting and Tabulation of Proxies. Your properly executed proxy received prior to the Meeting will be voted at the Meeting and any adjournment thereof in accordance with your instructions marked on the proxy. If there are no voting instructions on a proxy, your proxy will be voted FOR the approval of the Proposals described in this Proxy Statement. You may revoke your proxy at any time prior to the Meeting by giving written notice to David Lebisky, the Trust's secretary, at 760 Moore Road, King of Prussia, PA 19406, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting.

         Harris Trust will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owner of shares held of record by such persons.

         Outstanding Shares and Significant Shareholders. See "Fund Information" in the "Information About the Acquisition" section in this Prospectus/Proxy for a list of the total number of shares outstanding as of March 19, 2004 for each class of the Select Fund entitled to vote at the Meeting. The section also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the holdings by the executive officers and Trustees of the Trust in each Fund and in the Trust as of April 1, 2004.

         Adjournments and Other Business. If a quorum of shareholders of the Select Fund is not present or represented at the Meeting, or if sufficient votes to approve the Proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of shares of the Select Fund represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted AGAINST such adjournment. A shareholder vote may be taken on any Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of any adjournment, the Trust will continue to solicit proxies.

         Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Accordingly, abstentions and broker non-votes effectively will be votes AGAINST adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposal. Broker non-votes are shares held in a broker's name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Broker non-votes will result in shares being treated as if they were voted AGAINST the Proposal. In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN will also result in the shares covered by the proxy being treated as if they were voted AGAINST the Proposal.

         Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust or Bylaws. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                          ADDITIONAL INFORMATION ABOUT
                            THE HIGH YIELD BOND FUND

INVESTMENT ADVISER AND SUB-ADVISER

                               INVESTMENT ADVISER

         Harris Investment Management, Inc. ("HIM") is the investment adviser for the Fund. HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2003, HIM managed approximately $21.0 billion in assets.

         The investment advisory fee payable, before fee waivers, to HIM for the Fund is based upon the average daily net assets of the Fund at the annual rate of 0.45%.

         HIM may waive any portion of its investment advisory fee or reimburse Fund expenses from time to time. These arrangements are voluntary and may be terminated at any time.

                             INVESTMENT SUB-ADVISER

         HIM Monegy, Inc. ("Monegy") serves as investment sub-adviser to, and makes all the investment decisions for, the Fund. Monegy was originally formed in 1997 as a unit within the Bank of Montreal (the ultimate parent of HIM) to manage credit risk portfolios for third parties, focusing on U.S. high yield bonds. Monegy was separately incorporated and became a subsidiary of HIM in 2003.

INVESTMENT ADVISER

Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

INVESTMENT SUB-ADVISER

HIM Monegy, Inc.
302 Bay Street
Toronto, Ontario M5X 1A1, Canada

                               PORTFOLIO MANAGERS

         DAN ATACK, SENIOR PORTFOLIO MANAGER (MONEGY)

         Mr. Atack has served as co-manager of the Fund since December 2003. He joined Monegy's predecessor business unit in 1997 and has 11 years experience in managing and trading credit risk assets, focusing on high yield securities for the last seven years.

         SADHANA VALIA, PRESIDENT AND SENIOR PORTFOLIO MANAGER (MONEGY)

         Ms. Valia has served as co-manager of the Fund since December 2003. She joined Monegy's predecessor business unit in 1998 and has 19 years experience in managing and trading credit risk assets, focusing on high yield securities for the last five years.

PRICING OF FUND SHARES

         SHARES OF THE FUND ARE BOUGHT AND SOLD AT NET ASSET VALUE

         The Fund calculates its net asset value per share ("NAV") on each day on which the New York Stock Exchange (the "NYSE") is open for regular session trading.

         HOW THE FUND CALCULATES NAV

         The NAV of a class of shares of the Fund is determined by dividing the value of the securities and other assets, less liabilities, allocated to the class by the number of outstanding shares of the class.

         The NAV is calculated as of the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern time). The Fund's securities and assets are valued chiefly by quotations from the primary market in which they are traded. Where market quotations are not readily available, securities are based on fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

         Foreign securities are valued on the basis of quotations from the primary markets in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the value of a foreign security has been materially affected by events occurring after the close of a foreign market, it may be valued by another method that the Board believes reflects fair value. Foreign securities may trade in their local markets on weekends or other days when a Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.

SHAREHOLDER SERVICES

         HOW TO BUY SHARES

                              OPENING A NEW ACCOUNT

     There are three convenient ways to invest in the Harris Insight Funds.

--------------------------------------------------------------------------------
   By mail

   Complete and sign an application for A Shares, N Shares or Institutional Shares.

   Make your check payable to the Harris Insight Funds.

   If you are adding to your existing account, indicate your Fund account number directly on the check.

   Mail your application and check to: Harris Insight Funds, c/o PFPC Inc.,
   P.O. Box 9829, Providence, RI 02940-8029
--------------------------------------------------------------------------------
   By bank wire

   Call the Funds at 800.625.7073, during business hours, to initiate your purchase.

   Please be sure to furnish your taxpayer identification number.

   Then wire your investment to:

     PNC Bank, N.A., Philadelphia, PA, ABA #0310-0005-3
     For Credit To: Harris Insight Funds 85-5093-2950
     Re: High Yield Bond Fund-- [indicate A Shares, N Shares or
     Institutional Shares]
     Account No.:
     Account Name:
     Taxpayer ID No.:

   If you are opening a new account, please complete and mail the account application form to the Funds at the address given under "By mail."

   The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.

--------------------------------------------------------------------------------
   Through financial institution/professional

   Contact your financial institution or professional for more information.

   Important note: Each institution or professional may have its own procedures and requirements for buying shares and may charge fees.
--------------------------------------------------------------------------------

         Orders placed directly with the Funds must be paid for by check or bank wire before the order will be executed. Shares are purchased at the NAV next calculated after your investment is received. The Funds do not accept third-party checks.

         For orders placed through a financial institution, shares are purchased at the NAV next calculated after your order has been received by the Funds. Payment for shares purchased through a financial institution will not be due until settlement date, normally three business days after the order has been executed. The Funds reserve the right to reject any purchase order.

         Please indicate whether you would like the ability to buy, redeem or exchange shares by telephone or wire when you complete your application.

                              INSTITUTIONAL SHARES

         Institutional shares are sold to the following investors:

     o    Fiduciary and discretionary accounts of institutions

     o Financial institutions, such as banks, savings institutions and credit unions

     o    Pension and profit sharing and employee benefit plans and trusts

     o    Insurance companies

     o    Investment companies

     o    Investment advisers

     o Broker/dealers investing for their own accounts or for the accounts of other institutional investors

         Institutional shares may also be sold to directors, trustees, officers and employees of the Funds, the investment adviser, Harris Trust and its affiliated banks, the distributor and the investment adviser's other investment advisory clients.

         The Harris Insight Funds' Institutional Shares class requires a minimum investment of $250,000 to initiate an investment program. This minimum investment is waived for directors, trustees, officers and employees of the Funds, HIM, Harris Trust and its affiliated banks, the distributor and HIM's other investment advisory clients. This minimum investment is also waived for
(a) rollover accounts from existing clients of HIM or Harris Trust for which retirement plan services are currently provided; and (b) certain mutual fund wrap programs that offer asset allocation services and whose clients will, in the aggregate, invest at least $250,000. At the discretion of Fund management, advisory clients' accounts may be aggregated to meet the minimum requirement.

                            A SHARES - SALES CHARGES

         A Shares of the Fund are generally sold with a sales charge of up to 4.50% (applied when your investment is made).

         When you purchase A Shares of the Fund through an institution, the distributor reallows a portion of the sales charge to the institution, except as described below. No sales charge is assessed on the reinvestment of distributions.

         Sales charges for A Shares of the Fund are as follows:

                                                            SALES CHARGE AS A % OF      DEALER ALLOWANCE AS
AMOUNT OF PURCHASE                    SALES CHARGE            NET AMOUNT INVESTED      % OF OFFERING PRICE*
Less than $50,000                          4.50%                     4.71%                        4.25%
$50,000 to $99,999                         4.25                      4.43                         4.00
$100,000 to $249,999                       3.50                      3.63                         3.25
$250,000 to $499,999                       2.50                      2.56                         2.25
$500,000 to $999,999                       2.00                      2.04                         1.75
$1,000,000 and over                        0.00                      0.00                         1.00++

 ++ The dealer allowance for these purchases is 1.00% on purchases of $1 million to $2 million, 0.80% on the next $1 million, 0.50% on the next $47 million, and 0.25% on purchases in excess of $50 million.

 * Dealers receive the following allowances for aggregate purchases in any twelve-month period by a qualified employee benefit plan, including employer-sponsored 401(k), 403(b), or other qualified retirement plans, provided that the plan sponsor demonstrates at the time of the initial purchase of shares that there are at least 75 eligible employees or that the plan has assets of at least $500,000: 1.00% on purchases up to $2 million, 0.80% on the next $1 million, 0.50% on the next $47 million, and 0.25% on purchases in excess of $50 million. The twelve-month period commences on the plan's initial purchase date and is reset on each anniversary thereof.

         A sales charge is not assessed on purchases of $1 million or more, or on purchases by:

     o Any bank, trust company, or other institution acting on behalf of a fiduciary customer account or any other trust account (including plans under Section 401 of the Internal Revenue Code).

     o Registered representatives and employees of broker-dealers having selling-group agreements with the distributor for the Funds relating to the Funds, and any trust, pension, profit-sharing, or other benefit plan sponsored by such a broker-dealer for its representatives and employees.

     o Any individual with an investment account or advisory relationship with HIM.

     o    Trustees of the Fund.

                        A SHARES - REDUCED SALES CHARGES

         You may be eligible to buy A Shares with a reduced sales charge in three ways, but these purchases may be subject to a contingent deferred sales charge, or CDSC, described below:

     o Right of Accumulation Allows you to include your existing investments in A Shares of the Funds as part of your current investment for purposes of calculating sales charges.

     o Letter of Intent Allows you to count all investments in A Shares of the Funds over the next thirteen months as if you were making them all at once for purposes of calculating sales charges.

     o Family Purchases Allows purchases by family members over a thirteen-month period to be combined as if they were made at the same time for purposes of calculating sales charges. ("Family" includes any person considered to be a part of an extended family, including but not limited to parents, grandparents, children, grandchildren, god-parents, in-laws, aunts, uncles, brothers, sisters, nephews, nieces, and cousins, including step- and adopted relatives.)

         To qualify for a reduced sales charge, you must notify and provide sufficient information to the Funds at the time of purchase. If you invest through an institution, you should notify the institution which, in turn, must notify the Funds. Programs that allow for reduced sales charges may be changed or eliminated at any time.

                   A SHARES - CONTINGENT DEFERRED SALES CHARGE

         A Shares of a Fund that are redeemed within two years after purchase will be subject to a CDSC when no initial sales charge was assessed on their purchases because they were purchased:

     o    in a transaction involving at least $1,000,000, or

     o pursuant to the right of accumulation, a letter of intent, or a family purchase.

         The amount of the CDSC and the period for which it applies are as follows:

                                                    CDSC AS A % OF DOLLAR AMOUNT
                   PERIOD SHARES HELD                     SUBJECT TO CHARGE
                   Less than one year                           1.00%
                   One to two years                             0.50

         The CDSC, which will be used to recover commissions paid to institutions, will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and the net asset value of the shares at the time of redemption.

         No CDSC will be imposed on

     o    increases in net asset value above the initial purchase price

     o redemptions of shares acquired through the reinvestment of dividends and distributions

     o involuntary redemptions by a Fund of shareholder accounts with low account balances.

         Redemptions of shares will be effected in the manner that results in the imposition of the lowest CDSC. Redemptions will be made:

     o    first, from A Shares held for more than two years;

     o second, from A Shares acquired through the reinvestment of dividends and distributions;

     o    third, from A Shares held between one and two years;

     o    fourth, from A Shares held for less than one year.

         The imposition of a CDSC on shares purchased through an exchange from A Shares of another Fund is based upon the original purchase date and price of the other Fund's shares.

         The CDSC will be waived by the Funds for redemptions:

     o    pursuant to a systematic withdrawal plan;

     o that are shown to have resulted from the death or disability of the accountholder;

     o    by qualified retirement plans upon plan termination or dissolution;

     o from IRAs, if made pursuant to death or disability of the accountholder, or for minimum distributions required after attaining age 701/2.

                 AUTOMATIC INVESTMENT PLAN: A CONVENIENT OPTION

         Through automatic investing, you can invest equal amounts of money on a regular basis.

         At the time you open your account or any time afterward, you can elect Harris Insight Funds' Automatic Investment Plan by so indicating on the Harris Insight Funds New Account Application. The Plan lets you invest as little as $50 a month in the Fund of your choice through electronic withdrawals from your checking or savings account. (If your checking or savings account does not have sufficient assets to permit the Automatic Investment in any month, your participation in the Plan will cease and a new application will be needed to reinstate your Plan.)

                          CHOOSE YOUR INVESTMENT AMOUNT

         The Harris Insight Funds offer a flexible range of minimum investment amounts to initiate or add to your investment program.

                                MINIMUM PER FUND

      To open a regular account .................................   $1,000

      To open a retirement account ..............................     $250

      To open an account using the Automatic Investment Plan ....      $50

      To add to an existing account .............................      $50

                            MORE ABOUT BUYING SHARES

Taxpayer identification

         You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. Investments received without a certified taxpayer identification number may be returned.

Hours of operation

         The Funds are open for business each day the NYSE is open for regular session trading. The Funds are closed for business on:

         New Year's Day                  Good Friday            Labor Day

         Martin Luther King, Jr. Day     Memorial Day           Thanksgiving Day

         Presidents' Day                 Independence Day       Christmas Day

         You may call 800-982-8782 to speak with a Fund representative Monday through Friday from 8:00 a.m. to 5:00 p.m., Central time.

         HOW TO SELL SHARES

                              ACCESSING YOUR MONEY

         You may sell or redeem some or all of your shares when the Fund is open for business by doing one of the following.

--------------------------------------------------------------------------------
   By mail and check

   You may sell shares by writing the Funds at: Harris Insight Funds, c/o PFPC Inc., P.O. Box 9829, Providence, RI 02940-8029

   A check for your proceeds will be mailed to you.

--------------------------------------------------------------------------------
   By telephone and check

   If you have chosen the telephone redemption privilege, you may call 800.625.7073, during business hours, to sell your shares.

   A check for your proceeds will be mailed to you.

--------------------------------------------------------------------------------
   By telephone and bank wire

   If you have chosen the wire redemption privilege, you may call 800.625.7073, during business hours, to sell your shares and have your proceeds wired to a pre-designated bank account.

--------------------------------------------------------------------------------
   Through financial institution/professional

   Contact your financial institution or professional for more information.

   Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees.
--------------------------------------------------------------------------------

         A redemption request should be accompanied by your account number, the exact name(s) on your account and your social security or taxpayer identification number. Some redemption requests require a signature guarantee. (See below for more information.)

         The Fund reserves the right to pay redemptions "in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect a Fund's operations (limited to amounts more than $250,000 or representing more than 1% of the Fund's assets). In these cases, you might incur brokerage costs in converting the securities to cash.

                                 REDEMPTION FEE

         The Fund is intended for long-term investors. In the Fund, short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a redemption fee in the amount of 2.00% on redemptions of shares of the Fund that have been held for 90 days or less from the time of purchase.

         The redemption fee will be paid to the Fund to help offset brokerage and other Fund costs associated with redemptions. The Fund will use the "First-in, First-out" (FIFO) method to determine the holding period of an investor's shares. Under this method, the date of the redemption will be compared with the earliest purchase date of Fund shares held in the account. If this holding period is 90 days or less, the redemption fee will be assessed. Redemption fees are not sales loads or contingent deferred sales loads.

         The redemption fee does not apply to any shares purchased through the reinvestment of dividends or capital gains or to shares received upon closing of the Acquisition transaction. Upon satisfactory documentation confirming eligibility for a waiver, the redemption fee will be waived for any redemption due to: (a) the death or disability of the accountholder after the date of purchase; (b) compliance with a court order; (c) termination or dissolution of a qualified retirement plan; or (d) hardship withdrawal under applicable laws and regulations.

         If you believe you qualify for a waiver from the redemption fee, you will need to provide documentation to the Funds. For more information, you should contact you financial institution or professional, or the Funds directly at 800-982-8782.

         MORE ABOUT REDEMPTIONS

                            WHEN ORDERS ARE PROCESSED

         Your shares will be sold at the NAV next calculated after your order is received in good order by the Fund's transfer agent. Your order will be processed and a check for the proceeds, less any CDSC that may be applicable to redemptions of A Shares, will be mailed to you promptly. Payment by wire will generally be sent the following business day.

         Please note that proceeds for redemption requests made shortly after a recent purchase by check will be distributed only after the check clears, which may take up to 15 days.

         Under law, a fund may suspend redemptions or postpone the payment of redemption proceeds when the NYSE is closed (other than customary weekend and holiday closings), when trading on the NYSE is restricted, during an emergency (as determined by the SEC) that makes disposal or valuation of portfolio securities not reasonably practicable, or at other times as the SEC may permit.

                     MINIMUM AMOUNT REQUIRED FOR WIRE SALES

         The minimum amount of redemption proceeds that may be wired is $1,000. Otherwise, a check for redemption proceeds is mailed to your address of record. The Fund reserves the right to change this minimum or to terminate the privilege.

     SYSTEMATIC WITHDRAWAL PLAN (NOT AVAILABLE FOR IRAS OR OTHER RETIREMENT
                     ACCOUNTS) - FOR A SHARES AND N SHARES

         You may enroll in the Systematic Withdrawal Plan ("SWP") by so indicating on the Harris Insight Funds New Account Application. Using the SWP, you may redeem a specific dollar amount (not less than $100) from your Harris Insight Funds account each month, quarter, six months or year.

         To enroll in the SWP, you must meet the following conditions:

     o    you must have elected to reinvest your Fund dividends,

     o your shares of the Fund account from which you want shares redeemed must have a value of at least $10,000 at the time of each withdrawal, and

     o if you are redeeming A Shares, your shares must not be subject to the Contingent Deferred Sales Load that applies to certain purchases of A Shares.

         Plan redemptions can be processed on a date you choose of the applicable month (or on the next business day if the normal processing day is not a business day) and are paid promptly thereafter. You should know that, if your SWP withdrawals are greater than the amount of dividends from your Fund, the withdrawals reduce the principal invested. (If your Fund account does not have a sufficient balance to permit a Systematic Withdrawal, your participation in the SWP will cease and a new application will be needed to reinstate your Plan.)

                              SIGNATURE GUARANTEES

         The Fund uses signature guarantees on certain redemption requests to protect you and the Fund from unauthorized account transfers. A signature guarantee is required when a redemption check is:

     o    payable to anyone other than the shareholder(s) of record;

     o    to be mailed to an address other than the address of record; or

     o    to be wired to a bank other than one previously authorized.

         Signature guarantees may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a medallion program recognized by the Securities Transfer Association.

                    REDEMPTION OF SHARES IN SMALLER ACCOUNTS

         The Fund reserves the right to close a shareholder's account and mail the proceeds to the shareholder if the value of the account is reduced below $500, unless the reduction is due to market activity. However, the shareholder will first be notified in writing and permitted 30 days to increase the balance.

         EXCHANGING SHARES

         You may exchange, in each case without a sales charge:

     o your A Shares of the Fund for A Shares of any other Harris Insight Fund or for N Shares of any Harris Insight Money Market Fund;

     o your Institutional Shares of the Fund for Institutional Shares of any other Harris Insight Fund; and

     o your N Shares of the Fund for N Shares of any other Harris Insight Fund, provided that:

     o    your shares have been held for at least seven days;

     o    your account registration for both Funds is the same;

     o    the shares you wish to buy are registered for sale in your home state;
          and

     o you make no more than five "round trips" through a non-money market fund during a calendar year.

         A "round trip" is a redemption from a Fund followed by a purchase back into the same Fund. Fund management reserves the right to waive this limitation for specific transactions that are determined to be for de minimis amounts or are otherwise determined not to be detrimental to the management of a Fund.

         If you purchased N Shares of a Harris Insight Money Market Fund by an exchange of A Shares of another Fund, those N Shares (but not other N Shares, as described below) may be exchanged for and invested in A Shares of any Fund without a sales charge. A sales charge will apply to exchanges of N Shares from a Harris Insight Money Market Fund to A Shares of another Fund if those N Shares
(a) were not purchased through a previous exchange from A Shares of a Fund or
(b) are attributable to dividends and interest earned on Harris Insight Money Market Funds N Shares.

         Each Fund reserves the right to terminate temporarily or permanently the exchange privilege of any investor who makes more than five exchanges out of a Fund in a calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the five-exchange limit. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

         Each Fund reserves the right to refuse an exchange by any person or group if, in HIM's or Fund management's judgment, the Fund to be purchased might be unable to invest the money effectively in accordance with its investment objective and policies or might otherwise be adversely affected. Also, each Fund reserves the right to modify or discontinue the exchange privilege for any reason, upon 60 days' written notice.

         The procedures that apply to redeeming shares also apply to exchanging shares.

         DIRECTED DIVIDEND PLAN ("DDP")

         You may direct your dividends and/or distributions from one Harris Insight Fund to be invested automatically in another Harris Insight Fund without any fee or sales charge, provided that both Funds have identical ownership registration and are in the same share class. (Holders of A Shares of a Fund may also direct dividends from that Fund to N Shares of the Money Market Funds and the Index Fund without any fee or sales charge.) To use the DDP, you must maintain a balance of at least $1,000 in the Fund account from which dividends are paid at the time each DDP payment is made. (If your Fund account does not have a sufficient balance to permit a Directed Dividend payment, your participation in the DDP will cease and a new application will be needed to reinstate your Plan.)

         TELEPHONE TRANSACTIONS

         You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund or its service providers follow these procedures, they will not be liable for any losses arising from unauthorized or fraudulent instructions and you may be responsible for unauthorized requests.

         Please verify the accuracy of instructions immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

         During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand delivered to the Funds c/o PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

         REGULAR REPORTS

         Your investment will be easy to track. During the year, you will receive:

     o    an annual account statement;

     o    a quarterly consolidated statement;

     o    a confirmation statement, each time you buy, sell or exchange shares;
          and

     o annual and semi-annual reports to shareholders for each Fund in which you invest.

DIVIDENDS AND TAX CONSIDERATIONS

         Dividends of net investment income, if any, are declared daily and paid monthly by the Fund.

         Any capital gains are declared and paid at least annually.

         All distributions may be invested in additional shares of the Fund at NAV and credited to your account on the ex-date, or paid in cash on the payment date. Distribution checks and account statements will be mailed approximately two business days after the payment date.

         TAX CONSIDERATIONS

         Following is a brief discussion of the general tax treatment of various distributions from the Fund. It is not an exhaustive discussion, and your particular tax status may be different. We encourage you to consult with your own tax adviser about federal, state and local tax considerations.

         The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares or take it in cash:

     o All dividends paid, including net short-term capital gains (except "exempt-interest dividends") are taxable to you as ordinary income. Exempt-interest dividends are dividends paid by tax-exempt funds that are exempt from federal income tax. Exempt-interest dividends are not necessarily exempt from state and local income taxes.

     o Distributions of net long-term capital gains, if any, are taxable to you as long-term capital gains regardless of how long you have held the shares.

     o You may realize a taxable gain or loss when you sell shares or exchange shares between Funds, depending on your tax basis in the shares and the value of those shares at the time of the transaction.

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

DISTRIBUTION ARRANGEMENTS

         A SHARES SERVICE PLANS

         Under a service plan adopted under Rule 12b-1, the High Yield Bond Fund bears the costs and expenses connected with advertising and marketing A Shares and may pay the fees of financial institutions, securities dealers and other industry professionals (which may include Harris Trust and its affiliates) for shareholder support services at a rate of up to 0.25% of the average daily net asset value of the High Yield Bond Fund's A Shares. Because these expenses are paid out of the Fund's assets on an on-going basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges.

         N SHARES SERVICE PLANS

         The High Yield Bond Fund may pay fees, at a rate of up to 0.25% of the average daily net asset value of the Fund's N Shares, to financial institutions, securities dealers and other industry professionals (which may include Harris Trust and its affiliates) for shareholder support services that they provide. Because these expenses are paid out of the Fund's assets on an on-going basis, over time those expenses will increase the cost of your investment and may cost you more than paying other types of sales charges.

         MULTIPLE CLASSES

         The High Yield Bond Fund offers three classes of shares: A Shares, N Shares and Institutional Shares. A Shares and N Shares are new classes of shares of the High Yield Bond Fund.

         MASTER FUND/FEEDER FUND STRUCTURE

         The Board of Trustees has the authority to convert any Fund to a "feeder" fund in a Master Fund/Feeder Fund Structure in which the Fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.

         The Statement of Additional Information for the Fund contains more information about the Fund, the Master Fund/Feeder Fund Structure and the types of securities in which the Fund may invest.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal year ended December 31, 2003 and fiscal period ended December 31, 2002. Because the A Shares and N Shares are new classes of shares, information shown is for the Fund's Institutional Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund, assuming reinvestment of all dividends and distributions, and does not reflect the effect of the A Shares' and N Shares' higher expenses. This information has been derived from the financial statements audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.

         These financial highlights should be read with the financial statements.

HARRIS INSIGHT FUNDS
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           NET                        NET                                             NET
                           ASSET                      REALIZED AND    DISTRIBUTIONS   DISTRIBUTIONS   ASSET
                           VALUE        NET           UNREALIZED      FROM NET        FROM NET        VALUE
                           BEGINNING    INVESTMENT    GAIN/(LOSS)     INVESTMENT      REALIZED        END OF
                           OF PERIOD    INCOME        ON INVESTMENTS  INCOME          GAINS           PERIOD
================================================================================================================
--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES

12/31/2003                 $ 11.74      $ 0.887       $ 1.175         $ (0.887)       $ (0.085)       $ 12.83
9/23/02 (3) to 12/31/02      11.55        0.256         0.190           (0.256)             --          11.74
                                      NET                          RATIO OF EXPENSES
                                      ASSETS       RATIO OF        TO AVERAGE            RATIO OF NET
                                      END OF       EXPENSES TO     NET ASSETS            INVESTMENT INCOME    PORTFOLIO
                           TOTAL      PERIOD       AVERAGE NET     (EXCLUDING            TO AVERAGE NET       TURNOVER
                           RETURN     (000)        ASSETS          WAIVERS)              ASSETS               RATE
=======================================================================================================================
--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES

12/31/2003                 18.15%     $ 62,926     0.61%           0.73%                 7.11%                81.50%
9/23/02 (3) to 12/31/02     3.90(2)     18,088     0.61(1)         1.41(1)               8.11(1)              38.03


(1)  Annualized.

(2)  Total returns for periods of less than one year are not annualized.

(3)  Date commenced operations.

                                  24-25 SPREAD

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                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of ________________, 2004 by and between (i) Harris Insight Funds Trust (the "Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust dated December 6, 1995, as amended and in effect on the date hereof, on behalf of the High Yield Select Bond Fund (the "Acquired Fund"), a series of the Trust, and (ii) the Trust, on behalf of the High Yield Bond Fund (the "Acquiring Fund"), a series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class N Shares, and Institutional Shares of beneficial interest of the Acquiring Fund (the "Acquiring Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

      1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

         (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Trust, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

         (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations").

         (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) Class A Shares, Class N Shares, and Institutional Shares, respectively, of the Acquiring Fund having a net asset value ("NAV"), computed in the manner and as of the time and date set forth in paragraph 2.2, equal to the NAV of the shares of the same class of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph
2.1. Such transactions shall take place at the closing provided for in paragraph
3.1 (the "Closing"). The aggregate NAV of the Acquiring Shares as of the Valuation Date is referred to as the Acquired Fund Value.

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, Institutional Shares of the Acquiring Fund and any other securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

         1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1(c). Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

         1.4 With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring

Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until such shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

         1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

         1.6 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

      2.    VALUATION.

         2.1 For the purpose of paragraph 1.1(c), the NAV of each class of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Trustees of the Trust and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Trust (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") and shall be certified by an authorized officer of the Trust.

         2.2 For the purpose of paragraph 1.1(c), the NAV of each class of Acquiring Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Trust and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Harris Trust and Savings Bank.

      3.    CLOSING AND CLOSING DATE.

         3.1 The Closing Date shall be on May 17, 2004, or on such other date as the parties may agree in writing. The Closing shall be held prior to the close of business on the Closing Date at the offices of Harris Trust and Savings Bank, located at 111 West Monroe Street, Chicago, Illinois, or at such other time and/or place as the parties may agree.

         3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to PFPC Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "PFPC Trust Company, custodian for Harris Insight High Yield Bond Fund, a series of Harris Insight Funds Trust."

         3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; in which case the Closing Date shall be the next day thereafter on which said exchange is open for unrestricted trading; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either Fund upon the giving of written notice to the other Fund.

         3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1(c) have been credited to the Acquired Fund's account on the books of the Acquiring

Fund. On the Liquidation Date, the Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

         3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

      4.    REPRESENTATIONS AND WARRANTIES.

         4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

         (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

         (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

         (c) The Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquired Fund is a party that are not referred to in the Acquired Fund Prospectus or in the registration statement of which it is a part;

         (d) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

         (e) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

         (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended December 31, 2003, of the Acquired Fund, audited by KPMG LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since December 31, 2003;

         (h) Since December 31, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

         (i) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of
Section 851 of the Code, and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

         (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A Shares, Class N Shares, and Institutional Shares, each having the characteristics described in the Acquired Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

         (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions applicable to the Acquired Fund set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

         (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

         (n) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1.1(c) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

         (o) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

         (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

         (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1(a) and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2003, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

         (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

         (s) No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

         4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

         (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

         (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

         (c) The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

         (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (e) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

         (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the year ended December 31, 2003 and the fiscal period ended December 31, 2002, of the Acquiring Fund, audited by KPMG LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since December 31, 2003.

         (h) Since December 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

         (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquired Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

         (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares in the Acquiring Fund at the Closing Date will be divided into Class A Shares, Class N Shares, and Institutional Shares, each having the characteristics described in the Acquiring Fund Prospectus, which will be effective at the time of the Closing. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

         (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions applicable to the Acquiring Fund set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

         (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

         (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A Shares, Class N Shares, or Institutional Shares of beneficial interest, as the case may be, in the Acquiring Fund, and will be fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

         (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

         (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

      5.    COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

         The Trust, on behalf of the Acquiring Fund on the one hand and the Acquired Fund on the other hand, hereby covenants and agrees as follows:

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

         5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and approve this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

         5.3 In connection with the Acquired Fund Shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the Trust will prepare and file for registration under the 1933 Act the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, 1934 Act, and the 1940 Act.

         5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

         5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

         5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

         5.8 At the Closing, the Trust will turn over to the Acquiring Fund all its books and records regarding the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder.

      6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring

Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         6.2 The Trust shall have received a favorable opinion from Bell, Boyd & Lloyd LLC, counsel to the Trust, dated the Closing Date and in a form reasonably satisfactory to the Trust, substantially to the following effect (for purposes of rendering opinions with respect to matters of Massachusetts law, Bell, Boyd & Lloyd LLC may rely on an opinion of Bingham McCutchen LLP):

         (a) The Trust is a business trust duly organized and validly existing under the laws of the State of Massachusetts and has corporate power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A Shares, Class N Shares, and Institutional Shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement filed as an exhibit to the Trust's Registration Statement on Form N-1A, as amended to date, and to which the Trust or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) after inquiry of officers of the Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Trust or the Acquiring Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date hereof which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (h) the Trust is duly registered with the SEC as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, after having made inquiry of officers of the Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Trust's obligations under this Agreement, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

      7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the

Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

         7.2 The Trust shall have received a favorable opinion from Bell, Boyd & Lloyd LLC, counsel to the Trust, dated the Closing Date and in a form reasonably satisfactory to the Trust, substantially to the following effect (for purposes of rendering opinions with respect to matters of Massachusetts law, Bell, Boyd & Lloyd LLC may rely on an opinion of Bingham McCutchen LLP):

         (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery by the Trust on behalf of the Acquired Fund of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement filed as an exhibit to the Trust's Registration Statement on Form N-1A, as amended to date, and to which the Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) after inquiry of officers of the Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Trust or the Acquired Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph
5.3 which is not disclosed therein; (g) the Trust is duly registered with the SEC as an investment company under the 1940 Act; (h) to the knowledge of such counsel, after having made inquiry of officers of the Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Trust's obligations under this Agreement, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

         7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by the Trust's Treasurer, for the fiscal year ended December 31, 2003 and signed pro forma tax returns for the period from December 31, 2003 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

         7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date.

         7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

         7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

      8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

         The obligations of the Trust on behalf of the Acquired Fund on the one hand and on behalf of the Acquiring Fund on the other hand hereunder are subject to the further conditions that on or before the Closing Date:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

         8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

         8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         8.5 The Trust on behalf of each of the Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Bell, Boyd & Lloyd LLC satisfactory to the Trust substantially to the effect that, for federal income tax purposes:

         (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of
Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund's assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

         (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

         (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

         (e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

         (f) The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

         (g) The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

         (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         8.6 At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived by the Board of Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

      9.    FEES AND EXPENSES.

         9.1 All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, solicitation of proxies, tabulation of votes and accounting, legal and custodial expenses, contemplated by this Agreement shall be borne by Harris Trust and Savings Bank. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

         9.2 In the event the transactions contemplated by this Agreement are not consummated, then Harris Trust and Savings Bank agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

         9.3 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

         9.4 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

      10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

         10.1 The Trust on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 3.4, 5.4, 7.3, 9, 10, 13 and 14.

      11.   TERMINATION.

         11.1 The Trust may at its option terminate this Agreement at or prior to the Closing Date:

         (a) Because of a material breach by the Acquired Fund or Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

         11.2 If the Closing has not been completed by December 31, 2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust on behalf of the Acquired Fund and the Acquiring Fund.

      12.   AMENDMENTS.

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquiring Fund and the Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

      13.   NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: Harris Insight Funds Trust, c/o PFPC, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, attn:
Secretary.

      14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

         14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

         14.6 The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                              HARRIS INSIGHT FUNDS TRUST,
                                              on behalf of its Harris Insight
ATTEST:                                       High Yield Select Bond Fund
By:__________________________________         By:_______________________________
Name:________________________________         Name:_____________________________
Title:_______________________________         Title:____________________________

                                              HARRIS INSIGHT FUNDS TRUST,
                                              on behalf of its Harris Insight
ATTEST:                                       High Yield Bond Fund
By:__________________________________         By:_______________________________
Name:________________________________         Name:_____________________________
Title:_______________________________         Title:____________________________

                                              Agreed and accepted as to
                                              paragraph 9 only:

ATTEST:                                       HARRIS TRUST AND SAVINGS BANK
By:__________________________________         By:_______________________________
Name:________________________________         Name:_____________________________
Title:_______________________________         Title:____________________________

                      This page intentionally left blank.

                                   APPENDIX B

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                             OF HIGH YIELD BOND FUND

PERFORMANCE BENCHMARK: Bear Stearns High Yield Bond Index - an index comprised of below investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least one year remaining term to maturity and a minimum amount outstanding of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

MANAGER'S OVERVIEW: The high-yield bond market continued the rally that began in the 4th quarter of 2002 and posted its best return in over 10 years, with the Merrill Lynch High Yield Index up 27.23% in 2003. With the exception of a brief period in July, the market was very strong throughout the year with 11 of 12 months showing positive returns.

         Market strength can be attributed to a combination of several factors. On the technical side, high levels of cash inflows into mutual funds, coupled with increased high-yield allocations by hedge funds and other investors, led to very high demand for bonds. While new issuance in the primary market was high, much of this issuance was used for refinancing old debt. The result was a year-long imbalance between supply and demand that saw the net new supply of bonds overwhelmed by the strong investor appetite for bonds, and bond prices were bid up accordingly.

         On the fundamental side, credit quality improved throughout the year as the improving economic environment and better access to the capital markets allowed several previously distressed credits to avoid liquidity crises by issuing new debt. The result was an overall improvement in credit quality that can be seen in declining default rates and a year-long rally in the riskiest/lowest quality issues in the market (the Merrill Lynch CCC Index returned 56.76% for the year versus 27.23% for the High Yield Index).

         Although returns for the year were very attractive at 18.15%, the Fund's defensive strategy did not allow it to keep pace with the market in 2003. Relative performance was affected by underweight positions in the utilities and telecommunications sectors, as well as an underweight position in the lowest quality, CCC-rated credits. On the positive side, diversification in the Fund improved vastly during the year as the number of positions in the portfolio more than doubled by year-end and large positions were reduced substantially.

                Growth of a $10,000 investment in the High Yield
              Bond Fund and the Bear Stearns High Yield Bond Index
                   from inception through December 31, 2003.

Line Chart:
               INDEX        INSTITUTIONAL SHARES
7/99           10000        10000
12/99          10018        10265
12/00           9336        10882
12/01           9841        11755
12/02           9742        11765
12/03          12560        13900


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/03
                                       1 Year         Inception**
-----------------------------------------------------------------
Institutional Shares                   18.15%            7.63%

 * Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions.

 ** The inception date for the Fund's performance with respect to the Institutional Shares is July 12, 1999. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

       Performance information includes the performance of the High Yield Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the High Yield Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.61%, the estimated expense ratio of the Institutional Shares, at the inception of its operations.

       Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                           HARRIS INSIGHT FUNDS TRUST
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406
                                 1-800-982-8782

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                  APRIL 7, 2004

         This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Harris Insight High Yield Select Bond Fund, a series of the Harris Insight Funds Trust ("Trust") (the "Acquired Fund") by the Harris Insight High Yield Bond Fund, also a series of the Trust (the "Acquiring Fund").

         This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Proxy Statement dated April 7, 2004 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Fund at the address or telephone number set forth above.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

                                Table of Contents

I.   Additional Information about the Acquiring Fund and the Acquired Fund.....1

II.  Financial Statements......................................................2


I.       Additional Information about the Acquiring Fund and the Acquired Fund.
         ---------------------------------------------------------------------

         Attached hereto as Appendix A is additional information for the Acquiring Fund and Acquired Fund.

         Class A is a newly created class of shares of the Acquiring Fund. Class N Shares have previously been established but not yet publicly offered prior to the date of this Part B.

II.      Financial Statements.
         --------------------

         The audited financial statements and related Report of Independent Auditors included in the Annual Report for the year ended December 31, 2003, for each of the Acquired Fund and the Acquiring Fund are incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                   HARRIS INSIGHT HIGH YIELD SELECT BOND FUND
                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

The following unaudited Pro Forma Combined Statement of Assets and Liabilities, including the unaudited Pro Forma Combined Investments of the Acquiring Fund and the Acquired Fund as of December 31, 2003 has been derived from the respective statements of assets and liabilities, including the schedules of investments, of the Acquiring Fund and the Acquired Fund as of December 31, 2003.

The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for a number of the Acquiring Fund's shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Assuming the shareholders of the Acquired Fund approve the combination, the Acquiring Fund will be the accounting survivor for financial statement purposes.

The unaudited Pro Forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of future operations or the actual financial condition that would have resulted if the Reorganization had closed on December 31, 2003. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of the Acquiring Fund and the Acquired Fund incorporated by reference in this Statement of Additional Information.

                     HARRIS INSIGHT HIGH YIELD BOND FUND AND
                   HARRIS INSIGHT HIGH YIELD SELECT BOND FUND
                        PRO FORMA SCHEDULE OF INVESTMENTS
                                   (UNAUDITED)
                                DECEMBER 31, 2003

    Coupon                                       Par
     Rate                       Maturity       (000)            Value
  ---------                     --------      ------     ------------
CORPORATE BONDS -- 97.1%
CABLE & MEDIA -- 3.5%
EchoStar DBS Corp. Series 144A
    6.375%                      10/01/11        $500        $ 515,000
Gray Television, Inc.
    9.250%                      12/15/11         500          560,000
Lin Television Corp. Series 144A
    6.500%                      05/15/13         550          553,437
Sinclair Broadcast Group
    8.000%                      03/15/12         500          542,500
                                                         ------------
                                                            2,170,937
                                                         ------------
CONSUMER CYCLICAL -- 6.7%
Argosy Gaming Co.
    9.000%                      09/01/11         500          556,250
Ingles Markets, Inc. Series 144A
    8.875%                      12/01/11         575          580,750
Intrawest Corp. Series 144A
    7.500%                      10/15/13         550          574,750
MGM Mirage, Inc.
    9.750%                      06/01/07         525          601,125
Park Place Entertainment Corp.
    8.125%                      05/15/11         450          506,812
Penn National Gaming, Inc. Series
  144A
    6.875%                      12/01/11         500          497,500
Penney (JC) Co., Inc.
    9.000%                      08/01/12         500          600,625
Smithfield Foods, Inc. Series B
    7.750%                      05/15/13         207          216,315
                                                         ------------
                                                            4,134,127
                                                         ------------
CONSUMER-NON-CYCLICAL -- 17.5%
Aviall, Inc.
    7.625%                      07/01/11         165          172,837
Bluegreen Corp.
    10.500%                     04/01/08         335          343,375
Boyd Gaming Corp.
    7.750%                      12/15/12         350          376,250
Central Garden & Pet Co.
    9.125%                      02/01/13         500          557,500
Constellation Brands, Inc. Series B
    8.125%                      01/15/12         440          484,000
Corus Entertainment, Inc.
    8.750%                      03/01/12         250          276,250
Extended Stay America, Inc.
    9.875%                      06/15/11         475          534,375
Gaylord Entertainment Co. Series
  144A
    8.000%                      11/15/13         165          174,900
Host Marriott L.P. Series I
    9.500%                      01/15/07         625          698,437
Jacuzzi Brands, Inc. Series 144A
    9.625%                      07/01/10         500          552,500
Mandalay Resort Group Series 144A
    6.375%                      12/15/11         500          516,250
O'Charley's, Inc. Series 144A
    9.000%                      11/01/13         575          580,750



    Coupon                                       Par
     Rate                       Maturity       (000)            Value
  ---------                     --------      ------     ------------
CORPORATE BONDS (CONTINUED)
CONSUMER-NON-CYCLICAL (CONTINUED)
Payless Shoesource, Inc.
    8.250%                      08/01/13        $525        $ 507,938
Perry Ellis International, Inc.
  Series 144A
    8.875%                      09/15/13         575          608,063
Phillips Van-Heusen Series 144A
    8.125%                      05/01/13         575          613,813
Playtex Products, Inc.
    9.375%                      06/01/11         350          355,250
Potlatch Corp.
    10.000%                     07/15/11         575          644,000
PPC Escrow Corp. Series 144A
    9.250%                      11/15/13         500          520,000
Rayovac Corp.
    8.500%                      10/01/13         500          532,500
Scotts Co. Series 144A
    6.625%                      11/15/13         300          309,750
Unifi, Inc. Series B
    6.500%                      02/01/08         440          393,250
Warnaco, Inc. Series 144A
    8.875%                      06/15/13         550          569,250
Winn-Dixie Stores, Inc.
    8.875%                      04/01/08         500          510,000
                                                         ------------
                                                           10,831,238
                                                         ------------
ENERGY -- 4.5%
Chesapeake Energy Corp.
    7.750%                      01/15/15         500          545,000
Compton Petroleum Corp.
    9.900%                      05/15/09         500          547,500
Energy Partners, Ltd.
    8.750%                      08/01/10         310          323,950
Gulfterra Energy Partners
    10.625%                     12/01/12         251          312,495
Houston Exploration Co. Series 144A
    7.000%                      06/15/13         510          529,125
Pogo Producing Co. Series B
    8.250%                      04/15/11         200          224,000
Westport Resources Corp. Series 144A
    8.250%                      11/01/11         250          276,250
                                                         ------------
                                                            2,758,320
                                                         ------------
FINANCE -- 3.4% Alimentation Couche-Tard, Inc.
  Series 144A
    7.500%                      12/15/13         205          215,763
Corrections Corp. of  America
    7.500%                      05/01/11         140          147,700
Corrections Corp. of America Series
  144A
    7.500%                      05/01/11         360          379,800
LNR Property Corp.
    7.625%                      07/15/13         550          581,625
Sovereign Bancorp, Inc.
    10.500%                     11/15/06         660          781,275
                                                         ------------
                                                            2,106,163
                                                         ------------

    Coupon                                       Par
     Rate                       Maturity       (000)            Value
  ---------                     --------      ------     ------------
CORPORATE BONDS (CONTINUED)
HEALTHCARE -- 8.0%
Alpharma, Inc. Series 144A
    8.625%                      05/01/11        $525        $ 534,188
Biovail Corp.
    7.875%                      04/01/10         500          512,500
Rotech Healthcare, Inc.
    9.500%                      04/01/12         425          446,250
Select Medical Corp.
    7.500%                      08/01/13         310          330,150
Senior Housing Properties Trust
    7.875%                      04/15/15         600          633,000
Tenet Healthcare Corp.
    7.375%                      02/01/13         575          580,750
US Oncology, Inc.
    9.625%                      02/01/12         500          551,250
Valeant Pharmaceuticals
  International Series 144A
    7.000%                      12/15/11         245          253,575
Ventas Reality L.P. / Ventas
  Capital Corp.
    9.000%                      05/01/12         525          585,375
Vicar Operating, Inc.
    9.875%                      12/01/09         500          557,500
                                                         ------------
                                                            4,984,538
                                                         ------------
INDUSTRIAL-CYCLICAL -- 17.7%
Apogent Technologies, Inc.
    6.500%                      05/15/13         230          240,925
Ball Corp.
    6.875%                      12/15/12         500          525,000
Cummins, Inc. Series 144A
    9.500%                      12/01/10         530          612,150
Forest City Enterprises, Inc.
    7.625%                      06/01/15         325          346,531
Georgia-Pacific Corp.
    9.375%                      02/01/13         625          721,875
Hollinger International Publishing
  Corp.
    9.000%                      12/15/10         575          613,812
Iron Mountain, Inc.
    7.750%                      01/15/15         375          394,687
    6.625%                      01/01/16         250          244,375
JLG Industries, Inc.
    8.375%                      06/15/12         510          528,488
Lear Corp. Series B
    8.110%                      05/15/09         250          295,313
Lyondell Chemical Co.
    10.500%                     06/01/13         575          629,625
Marsh Supermarket, Inc. Series B
    8.875%                      08/01/07         575          546,250
Navistar International Series B
    8.000%                      02/01/08         500          516,250
Oxford Industries, Inc. Series 144A
    8.875%                      06/01/11         500          549,375



    Coupon                                       Par
     Rate                       Maturity       (000)            Value
  ---------                     --------      ------     ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL-CYCLICAL (CONTINUED)
Paramount Resources, Ltd.
    7.875%                      11/01/10        $500        $ 500,000
Rent-A-Center Series B
    7.500%                      05/01/10         375          397,500
Royal Caribbean Cruises, Ltd.
    8.000%                      05/15/10         500          547,500
Speedway Motorsports, Inc.
    6.750%                      06/01/13         100          103,750
Tembec Industries, Inc.
    8.500%                      02/01/11         625          650,000
Texas Industries, Inc.
    10.250%                     06/15/11         510          578,850
United Rentals, N.A. Inc. Series
  144A
    7.750%                      11/15/13         575          590,094
United States Steel Corp.
    9.750%                      05/15/10         560          632,800
Wolverine Tube, Inc.
    10.500%                     04/01/09         166          170,150
                                                         ------------
                                                           10,935,300
                                                         ------------
INDUSTRIAL-NON-CYCLICAL & SERVICES-- 35.8%
Abitibi Consolidated, Inc.
    8.550%                      08/01/10         500          557,650
Allied Waste N.A., Inc. Series B
    10.000%                     08/01/09         500          542,500
Alltrista Corp.
    9.750%                      05/01/12         575          635,375
Bowater, Inc.
    6.500%                      06/15/13         650          631,922
Cascades, Inc.
    7.250%                      02/15/13         525          556,500
CP Ships, Ltd.
    10.375%                     07/15/12         315          366,975
Crescent Real Estate Equities L.P.
    9.250%                      04/15/09         575          635,375
D.R. Horton, Inc.
    6.875%                      05/01/13         375          401,250
Dana Corp.
    9.000%                      08/15/11         500          605,000
Del Monte Corp.
    8.625%                      12/15/12         650          715,000
Felcor Lodging L.P.
    10.000%                     09/15/08         625          678,125
Fisher Scientific International,
  Inc.
    8.000%                      09/01/13         250          269,375
GenCorp, Inc. Series 144A
    9.500%                      08/15/13         500          521,250
General Motors Corp.
    7.125%                      07/15/13         490          538,309
Greif, Inc.
    8.875%                      08/01/12         575          635,375

    Coupon                                       Par
     Rate                       Maturity       (000)            Value
  ---------                     --------      ------     ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL-NON-CYCLICAL & SERVICES (CONTINUED)
GulfMark Offshore, Inc.
    8.750%                      06/01/08        $500        $ 520,000
Imax Corp. Series 144A
    9.625%                      12/01/10         250          264,062
Ipsco, Inc. Series 144A
    8.750%                      06/01/13         500          555,000
Jefferson Smurfit Corp.
    7.500%                      06/01/13         560          588,000
KB Home
    9.500%                      02/15/11         500          560,000
L-3 Communications Corp.
    6.125%                      07/15/13         325          329,062
Longview Fibre Co.
    10.000%                     01/15/09         575          633,938
Manitowoc Co., Inc.
    7.125%                      11/01/13         330          342,787
Mobile Mini, Inc.
    9.500%                      07/01/13         500          552,500
NCI Building Systems, Inc. Series B
    9.250%                      05/01/09         330          348,975
Norske Skog Canada, Ltd.
    8.625%                      06/15/11         575          606,625
Omi Corp. Series 144A
    7.625%                      12/01/13         500          506,875
Overseas Shipholding Group Series
  144A
    8.250%                      03/15/13         625          672,656
Pope & Talbot, Inc.
    8.375%                      06/01/13         500          501,250
Premcor Refining Group Series 144A
    6.750%                      02/01/11         330          335,775
    7.750%                      02/01/12          80           82,800
Prime Hospitality Corp. Series B
    8.375%                      05/01/12         955          990,813
R.H. Donnelley Finance Corp. I
  Series 144A
    8.875%                      12/15/10         175          197,750
    10.875%                     12/15/12         425          506,281
Russell Corp.
    9.250%                      05/01/10         525          546,656
Standard Pacific Corp.
    8.500%                      04/01/09         250          261,250
Star Gas Partners L.P.
    10.250%                     02/15/13         520          569,400
Steel Dynamics, Inc.
    9.500%                      03/15/09         510          568,650
Steinway Musical Instruments, Inc.
    8.750%                      04/15/11         525          559,125
Suburban Propane Partners Series
  144A
    6.875%                      12/15/13         245          248,675
Terex Corp. Series 144A
    7.375%                      01/15/14         575          590,813


    Coupon                                       Par
     Rate                       Maturity       (000)            Value
  ---------                     --------      ------     ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL-NON-CYCLICAL & SERVICES (CONTINUED)
Thomas & Betts Corp.
    7.250%                      06/01/13        $530        $ 548,550
Tom Brown, Inc. Series Unit.
    7.250%                      09/15/13         175          185,938
URS Corp.
    11.500%                     09/15/09         425          482,906
Westinghouse Air Brake Technologies
  Corp. Series 144A
    6.875%                      07/31/13         250          260,312
                                                         ------------
                                                           22,207,405
                                                         ------------
TOTAL CORPORATE BONDS                                      60,128,028
  (Cost $57,633,023)                                     ------------


                                              Shares
                                           ---------
COMMON STOCK -- 0.1%
DIVERSIFIED FINANCIALS -- 0.1%
Medical Office Properties, Inc.
  (Cost $218,100)                             10,905           81,461
                                                         ------------

TEMPORARY INVESTMENTS -- 2.8%
AIM Short-Term Investment Co.
  Liquid Assets Prime Portfolio              679,497          679,497
Dreyfus Cash Management Plus
  #719                                     1,062,703        1,062,703
                                                         ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,742,200)                                         1,742,200
                                                         ------------

TOTAL INVESTMENTS-- 100%
  (Cost $59,593,323)                                      $61,951,689
                                                         ============


                                HARRIS INSIGHT HIGH YIELD BOND FUND AND HARRIS INSIGHT HIGH YIELD
                                                        SELECT BOND FUND
                                     NOTES TO PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                                           (UNAUDITED)

                                                         DECEMBER 31, 2003

                                                                          High Yield    High Yield       Pro Forma       High Yield
                                                                             Bond      Select Bond      Adjustments   Bond Combined
                                                                          ----------   -----------      -----------   -------------
ASSETS
    Investments at Value                                                 $ 61,870,228   $ 17,809,072     (17,727,611)   $ 61,951,689
    Receivable for Capital Stock Sold                                          26,000          1,779               -          27,779
    Interest Receivable                                                     1,099,527        103,065               -       1,202,592
    Prepaid Expenses                                                            9,658         20,553               -          30,211
                                                                         ------------   ------------    ------------    ------------
         TOTAL ASSETS                                                      63,005,413     17,934,469     (17,727,611)     63,212,271

LIABILITIES
    Dividends Payable                                                          17,370          1,430               -          18,800
    Accrued Expenses                                                           26,153         (3,390)              -          22,763
    Payable Capital Stock Redeemed                                             35,642         17,942               -          53,584
                                                                         ------------   ------------    ------------    ------------

TOTAL LIABILITIES                                                              79,165         15,982               -          95,147
                                                                         ------------   ------------    ------------    ------------

NET ASSETS applicable to shares outstanding                              $ 62,926,248   $ 17,918,487     (17,727,611)   $ 63,117,124
                                                                         ============   ============    ============    ============
A Shares
    Net Assets                                                                               219,177                         219,177
    Shares Outstanding                                                                        12,161                          17,078
    Net Asset Value per share                                            $              $      18.02                    $      12.83
                                                                         ============   ============                    ============
    Public Offering Price per share                                      $              $      18.87                    $      13.44
                                                                         ============   ============                    ============

Institutional
    Net Assets                                                             62,926,248     17,284,019                      62,482,656
    Shares Outstanding                                                      4,903,227        958,567      (1,381,731)      4,868,677
    Net Asset Value per share                                            $      12.83   $      18.03                    $      12.83
                                                                         ============   ============                    ============

N Shares
    Net Assets                                                                               415,291                         415,291
    Shares Outstanding                                                                        23,031                          32,360
    Net Asset Value per share                                            $              $      18.03                    $      12.83
                                                                         ============   ============                    ============

Total Assets                                                             $ 62,926,248   $ 17,918,487                      63,117,124
                                                                         ============   ============                    ============
Total Shares                                                                4,903,227        993,759                       4,918,115
                                                                         ============   ============                    ============

The following unaudited Pro Forma Combined Statement of Operations for the Acquiring Fund and the Acquired Fund has been derived from the Statements of Operations of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2003. Such information has been adjusted to give effect to the Reorganization as if it had occurred on January 1, 2003, and reflects Pro Forma adjustments that are directly attributable to the transaction and are expected to have a continuing impact.

The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of future operations or the actual results of operations that would have occurred if the Reorganization had been consummated on January 1, 2003. The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of the respective funds incorporated by reference in this Statement of Additional Information.

The Pro Forma Combined Statements of Operations do not reflect the expenses of the Acquired Fund or the Acquiring Fund in carrying out their obligations under the Agreement and Plan of Reorganization.



                                HARRIS INSIGHT HIGH YIELD BOND FUND AND HARRIS INSIGHT HIGH YIELD
                                                        SELECT BOND FUND
                                           NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                                          (UNAUDITED)

                                              FOR THE YEAR ENDED DECEMBER 31, 2003

                                                        High Yield         High Yield           Pro Forma              High Yield
                                                          Bond           Select Bond          Adjustments           Bond Combined
                                                          ----           -----------          -----------           -------------
INVESTMENT INCOME:
Interest                                              $3,545,119          $1,101,988         $ (1,101,988)(a)         $3,545,119
                                                      ----------          ----------          ------------            ----------
    Total Investment Income                            3,545,119           1,101,988           (1,101,988)             3,545,119
                                                      ----------          ----------          ------------            ----------

EXPENSES:
Investment Advisory Fee                                  206,771                   -                     -               206,771
Rule 12b-1 Fee                                                 -                 444                 (444)(a)                  -
Shareholder services fee                                       -                 933                 (933)(a)                  -
Commitment fee                                               633                   -                     -                   633
Transfer agency fee                                        1,539              19,631               (1,631)(b)              1,539
Administration fee                                        84,675              41,960              (41,960)(a)             84,675
Custodian fee                                              9,315                   -                     -                 9,315
Directors' fees and expenses                                 638                   -                     -                   638
Audit Fee                                                 10,773                   -                     -                10,773
Legal Fee                                                    620              44,252              (44,252)(a)                620
Reports to shareholders                                      753                   -                     -                   753
Registration fees                                         10,610              27,017              (12,017)(b)             25,610
Miscellaneous                                              8,959               1,904               (1,904)(a)              8,959
                                                      ----------          ----------          ------------            ----------
       Total Expenses                                    335,286             136,141             (103,141)               368,286

Less fee waivers and expense reimbursements             (54,996)           (111,721)               78,721                (87,996)
                                                      ----------          ----------          ------------            ----------
       Net Expenses                                     280,290              24,420               (24,420)               280,290
                                                      ----------          ----------          ------------            ----------

NET INVESTMENT INCOME                                  3,264,829           1,077,568           (1,077,568)             3,264,829
NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS:
Net Realized Gain (Loss) from: Investment
Transactions                                           1,252,546             707,566             (707,566)             1,252,546
Net Change in Unrealized Appreciation
(Depreciation) on Investments                          2,637,553             745,340             (745,340)             2,637,553
                                                       ---------             -------             ---------             ---------


(a) Reflects decrease due to the elimination of duplicative expenses achieved by merging the funds.

(b) Reflects net decrease in expenses due to the elimination of duplicative expenses achieved by merging the funds offset by an increase in certain expenses to be incurred upon merging of the funds.


                                       8

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                         3,890,099           1,452,906           (1,452,906)             3,890,099
                                                      ----------          ----------          ------------            ----------

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                       $7,154,928          $2,530,474          ($2,530,474)            $7,154,928
                                                      ==========          ==========          ============            ==========

        HARRIS INSIGHT HIGH YIELD BOND FUND AND HARRIS INSIGHT HIGH YIELD
                                SELECT BOND FUND
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                DECEMBER 31, 2003

1.   Organization

     Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers nineteen diversified investment portfolios. The portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

            Equity Funds:
            Harris Insight Equity Fund ("Equity Fund")
            Harris Insight Core Equity Fund ("Core Equity Fund")
            Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity
               Fund")
            Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund") Harris Insight Index Fund ("Index Fund")
            Harris Insight International Fund ("International Fund")
            Harris Insight Small-Cap Aggressive Growth Fund ("Small-Cap
               Aggressive Growth Fund")
            Harris Insight Balanced Fund ("Balanced Fund")
            Harris Insight Emerging Markets Fund ("Emerging Markets Fund")

            Fixed Income Funds:
            Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate
               Bond Fund")
            Harris Insight High Yield Select Bond Fund ("High Yield Select
               Bond Fund")
            Harris Insight Bond Fund ("Bond Fund")
            Harris Insight Intermediate Government Bond Fund ("Intermediate
               Government Bond Fund")
            Harris Insight High Yield Bond Fund ("High Yield Bond Fund") Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
               Tax-Exempt Bond Fund")
            Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")

            Money Market Funds:
            Harris Insight Government Money Market Fund ("Government Money
               Market Fund")
            Harris Insight Money Market Fund ("Money Market Fund")
            Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money
               Market Fund")

     The Trust offers six classes of shares: A shares, N shares, B shares, Service shares, Exchange shares, and Institutional shares. Institutional shares are offered by each Fund. A shares are offered by each Fund, except for the Index Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund and each of the Money Market Funds. N shares are offered by each Fund, except for the Small-Cap Aggressive Growth Fund and the High Yield Bond Fund. B shares are offered by each Fund, except for the International Fund, the Emerging Markets Fund, the Small-Cap Aggressive Growth Fund, the High Yield Select Bond Fund, the High Yield Bond Fund, the Tax-Exempt Money Market Fund, and the Government Money Market Fund. Service shares are offered only by each of the Money Market Funds. Exchange shares are offered only by the Money Market Fund. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne pro rata on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, A shares, B shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in
Note 4, and the A shares are sold subject to a sales load (Note 5). Institutional shares are not subject to service organization/agent fees or sales loads.

     The High Yield Select Bond Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the High Yield Bond Fund. The financial statements of the High Yield Bond Fund are included in this report and should be read in conjunction with the financial statements of the High Yield Select Bond Fund.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (a) Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities, are valued at the mean of the last bid and asked prices. In the event that market prices are not readily available, or where last sale prices are considered not reflective of market values as of the valuation time, securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     (b) Federal Income Taxes -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     (c) Distributions -- Each of the Funds declares dividends from net investment income. Dividends from the Fixed Income Funds are declared daily and paid monthly. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (d) Futures Contracts -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and other financial futures contracts. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed the Fund will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (e) Allocation of Expenses -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated among the classes of shares of the Fund based upon the relative net assets of the classes.

     (f) Repurchase Agreements -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

      (g) Other -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective-yield method for non-Money Market. Dividend income is recorded on the ex-dividend date.

3.   Advisory, Administration and Distribution Arrangements

     The Trust retains Harris Investment Management ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

                     High Yield Bond Fund                  0.45%
                     High Yield Select Bond Fund            --*

     *The Fund pays an advisory fee indirectly as a shareholder of the High Yield Bond Fund.

     HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 2003, advisory fees and waivers for certain Funds were as follows:

                                     Gross                               Net
                                 Advisory Fee         Waiver        Advisory Fee
                                 ------------         -------       ------------
     High Yield Bond Fund           $206,771          $49,708         $157,063

     HIM has also entered into an Investment Sub-Advisory Agreement with HIM Monegy, Inc. ("Monegy"), a wholly-owned subsidiary of HIM, with respect to the High Yield Bond Fund. Pursuant to the agreement, Monegy selects and manages the securities in which the Fund invests. Monegy, as sub-adviser, receives a fee directly from HIM and not from the Funds.

     The Trust has an Administration Agreement with Harris Trust and Savings Bank ("Harris Trust" or the "Administrator"). In this capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), pursuant to which PFPC performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates PFPC for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for their services, the Administrator and the Transfer Agent are entitled to receive from the Trust a fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of average daily net assets in excess of $600 million. Certain employees of Harris Trust and PFPC are officers of the Funds.

     PFPC Distributors, Inc. (the "Distributor") provides distribution services in connection with sales of shares of the Funds. No compensation is payable by the Funds to the Distributor for its distribution services. Fees for services rendered by the Distributor were paid by the Administrator.

4.   Service Plans

     Shares of all classes of a Fund represent equal pro rata interests in such Fund except that each class bears different expenses, which reflect the differences in the charges for the different services provided to them. The following tables provide a list of the Funds included in this report along with a summary of fees paid pursuant to their respective class-specific fee arrangements under the Funds' Service and Distribution Plans (the "Plans"). Fees are calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes.

                                                      Shareholder
                                                     Service Fees     12b-1 Fees
                                                     ------------     ----------
                                                       N Shares        A Shares
                                                        (0.25%)        (0.25%)
                                                     ------------     ----------
     High Yield Select Bond Fund                         $933            $444


5.   Public Offering Price

     Class A shares of the Funds are sold at a public offering price which is equal to the current net asset value of such shares with a maximum front-end sales load of 4.50% for the High Yield Select Bond Fund.

6.   Capital Shares

                                                                                              High Yield
                                                        High Yield Bond                       Select Bond
                                                             Fund                                Fund
                                                        ---------------                       -----------
                                                  Year              Period               Year             Year
                                                   Ended              Ended              Ended            Ended
                                                 12/31/03         12/31/2002(1)         12/31/03         12/31/02
                                                 --------         -------------         --------         --------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold                                               $52,848,751      $17,492,262        $12,707,211     $3,339,742
Issued as reinvestment of dividends                  3,583,074          388,982          1,058,206        705,988
Redeemed                                           (15,073,126)        (100,017)        (8,839,682)   (20,337,125)
                                                  ------------     ------------        -----------   ------------
Net increase/(decrease)                            $41,358,699      $17,781,227         $4,925,735   ($16,291,395)
                                                  ============     ============        ===========   ============
N SHARES :
Sold                                                                                      $191,272       $159,779
Issued as reinvestment of dividends                                                         16,818          9,132
Redeemed                                                                                  (177,107)       (83,708)
                                                                                       -----------   ------------
Net increase/(decrease)                                                                    $30,983        $85,203
                                                                                       ===========   ============
A SHARES :
Sold                                                                                    $1,629,933         $6,301
Issued as reinvestment of dividends                                                          5,525          1,350
Redeemed                                                                                (1,495,507)       (95,807)
                                                                                       -----------   ------------
Net increase/(decrease)                                                                   $139,951       ($88,156)
                                                                                       ===========   ============

SHARES
------
INSTITUTIONAL SHARES:
Sold                                                 4,280,262        1,516,335            737,893        190,804
Issued as reinvestment of dividends                    286,545           33,378             60,874         41,623
Redeemed                                            (1,204,766)          (8,527)          (507,175)    (1,179,591)
                                                  ------------     ------------        -----------   ------------
Net increase/(decrease)                              3,362,041        1,541,186            291,592       (947,164)
                                                   ===========       ==========        ===========   ============

N SHARES :
Sold                                                                                        10,918          9,213
Issued as reinvestment of dividends                                                            971            548
Redeemed                                                                                   (10,105)        (4,581)
                                                                                       -----------   ------------
Net increase/(decrease)                                                                      1,784          5,180
                                                                                       ===========   ============
A SHARES :
Sold                                                                                        94,705            351
Issued as reinvestment of dividends                                                            316             80
Redeemed                                                                                   (85,375)        (5,446)
                                                                                       -----------   ------------
Net increase/(decrease)                                                                      9,646         (5,015)
                                                                                       ===========   ============

-----------
(1)  For the period 09/23/02 (commencement of operations) to 12/31/02.


7.   Investment Transactions

     Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments, U.S. government securities, and mortgage-dollar-roll transactions) during the year ended December 31, 2003, were as follows:

                                                    Purchases           Sales
                                                   -----------       -----------
     High Yield Bond Fund                          $74,017,141       $34,142,692

8.   Composition of Net Assets

     At December 31, 2003, net assets of each Fund consisted of:

                                                                                  High Yield
                                                                High Yield        Select Bond
                                                                 Bond Fund           Fund
                                                                ----------        -----------
       Beneficial Interest at Par Value.....................    $      4,564     $        993
       Paid-in Capital......................................      60,099,010       27,943,066
       Undistributed Net Investment Income..................               -                -
       Accumulated Net Realized Gain/(Loss).................         327,504      (10,684,950)
       Unrealized Appreciation/(Depreciation) on
           Investment  Transactions, Futures Contracts
           and Foreign Currency Translations................       2,495,170          659,378
                                                                   ---------          -------

       Net Assets...........................................    $ 62,926,248     $ 17,918,487
                                                                ============     ============


9.   Federal Tax Information

     Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                                           Short-Term      Long-Term
                                              Ordinary       Tax-Exempt      Capital        Capital         Total
                                               Income          Income         Gain           Gain       Distributions
                                              -----------------------------------------------------------------------
     High Yield Bond Fund
        12/31/03                              $3,264,829   $         --     $130,868         $279,670      $3,675,367
        12/31/02                                 388,989             --           --               --         388,989
     High Yield Select Bond Fund
        12/31/03                               1,099,934             --           --               --       1,099,934
        12/31/02                                 725,153             --           --               --         725,153

     As of December 31, 2003, the components of distributable earnings/(accumulated losses) were as follows:

                                  Undistributed   Undistributed       Capital
                                    Ordinary        Long-Term          Loss
                                     Income       Capital Gain     Carryforwards
                                   ---------------------------------------------
     High Yield Bond Fund            $206,026         $121,478     $         --
     High Yield Select Bond Fund           --               --      (10,683,399)

     The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Composition of Net Assets are primarily due to wash sales.

     For federal income tax purposes, capital-loss carryforwards may be carried forward and applied against future capital gains.

     At December 31, 2003, the Funds had capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                            Expiring December 31
                               -------------------------------------------------
                                2009        2010        2011         Total
                               -------------------------------------------------
     High Yield Select Bond
        Fund                 $3,844,603  $2,175,201   $4,663,595  $10,683,399

10.  Concentration of Risks

     The High Yield Bond Fund invests in high-yield instruments and is subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher-rated securities, including, among others, greater risks of timely and ultimate payment of interest and principal, greater market-price volatility and less liquid secondary market trading.

11.  Line of Credit

     The Trust, on behalf of each of the Funds except for the High Yield Select Bond Fund, has a 364-day $200,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the ultimate parent of Harris Trust. The Credit Facility permits one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, each Fund pays a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that is available during each quarter ("Commitment Fee"). The Commitment Fee is allocated among the Funds based on relative net assets of the Funds. In addition, the Funds will pay interest on any borrowings at the Federal Funds rate plus 0.50%. For the year ended December 31, 2003, none of the Funds had borrowings under the Credit Facility.

                                   APPENDIX A

                        ADDITIONAL INFORMATION ABOUT THE
                       HARRIS INSIGHT HIGH YIELD BOND FUND
               AND THE HARRIS INSIGHT HIGH YIELD SELECT BOND FUND

                             HARRIS INSIGHT(R) FUNDS
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406
                            Telephone: (800) 982-8782

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------
                                 March 10, 2004

         This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the corresponding prospectuses dated May 1, 2003 and March 10, 2004 and any supplement thereto (the "Prospectuses") for the series of Harris Insight Funds Trust (the "Trust") listed below (each a "Fund" and collectively the "Funds").

     The Funds are as follows:


                Equity Funds                             Fixed Income Funds
                ------------                             ------------------
o   Harris Insight Balanced Fund           o    Harris Insight Bond Fund
o   Harris Insight Core Equity Fund        o    Harris Insight High Yield Bond Fund
o   Harris Insight Emerging Markets Fund   o    Harris Insight High Yield Select Bond Fund
o   Harris Insight Equity Fund             o    Harris Insight Intermediate Government Bond
o   Harris Insight Index Fund                        Fund
o   Harris Insight International Fund      o    Harris Insight Intermediate Tax-Exempt Bond
o   Harris Insight Small-Cap                         Fund
          Aggressive Growth Fund           o    Harris Insight Short/Intermediate Bond Fund
o   Harris Insight Small-Cap               o    Harris Insight Tax-Exempt Bond Fund
          Opportunity Fund                 o    Harris Insight Ultra Short Duration Bond Fund
o   Harris Insight Small-Cap
          Value Fund                                     Money Market Funds
                                                         ------------------

                                           o    Harris Insight Government Money Market Fund
                                           o    Harris Insight Money Market Fund
                                           o    Harris Insight Tax-Exempt Money Market Fund

         The financial statements and financial highlights for each Fund for the fiscal period ended December 31, 2003, including the independent auditors' report thereon, are included in the Funds' Annual Report, and are incorporated herein by reference.

         To obtain a free copy of the Prospectuses or Annual Report, please write or call the Funds at the address or telephone number given above.

         Capitalized terms not defined herein are defined in the Prospectuses.





                                                                 HIF 1150 03/04

                                TABLE OF CONTENTS



                                                                         PAGE

General Information About the Trust.........................................3
Investment Strategies.......................................................3
Ratings....................................................................26
Investment Restrictions....................................................26
Master Fund/Feeder Fund Structure..........................................28
Trustees and Executive Officers............................................31
Control Persons and Principal Holders of Securities........................34
Investment Management, Distribution and Other Services.....................40
Service and Distribution Plans.............................................48
Calculation of Yield and Total Return......................................53
Additional Purchase and Redemption Information.............................58
Determination of Net Asset Value...........................................61
Portfolio Transactions ....................................................63
Tax Information............................................................66
Shares of Beneficial Interest..............................................69
Other......................................................................70
Independent Accountants and Reports to Shareholders........................70
Appendix A.................................................................71
Appendix B...................................................................

                       GENERAL INFORMATION ABOUT THE TRUST

         The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on December 6, 1995. Because the Trust offers multiple investment portfolios (the "Funds"), it is known as a "series" company. The Trust currently offers twenty Funds, with various investment objectives and policies, and offers six classes of shares, A Shares, N Shares, B Shares, Service Shares, Exchange Shares and Institutional Shares. Institutional Shares are offered by each Fund. A Shares are offered by each Fund, except for the Index Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund, Ultra Short Duration Bond Fund and each of the Money Market Funds. N Shares are offered by each Fund, except for the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund and the Ultra Short Duration Bond Fund. B Shares are offered by each Fund, except for the Emerging Markets Fund, the International Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund, the High Yield Select Bond Fund, the Ultra Short Duration Bond Fund, the Government Money Market Fund, and the Tax-Exempt Money Market Fund. Service Shares are offered only by each of the Money Market Funds. Exchange Shares are offered only by the Money Market Fund.

         The High Yield Select Bond Fund invests all of its investable assets in the High Yield Bond Fund. For purposes of the discussion below in "Investment Strategies", the High Yield Select Bond Fund is also included.

         The investment objectives of the Funds are described in the Prospectuses. Harris Investment Management, Inc. ("HIM" or the "Adviser") is the adviser to the Funds, Hansberger Global Investors, Inc. ("Hansberger" or the "Sub-Adviser") is the sub-adviser to the International Fund and the Emerging Markets Fund, and HIM Monegy, Inc. ("Monegy" or the "Sub-Adviser") is the sub-adviser to the High Yield Bond Fund. See "Investment Management, Distribution and Other Services" below.


                              INVESTMENT STRATEGIES

         ASSET-BACKED SECURITIES. Each Fund may purchase asset-backed securities, which represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

         Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities.

         BANK OBLIGATIONS. Each Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Money Market Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("U.S. banks"). The Money Market Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of HIM, are of an investment quality comparable to obligations of U.S. banks that may be purchased by the Money Market Fund. Each of the Short/Intermediate Bond Fund, the Ultra Short Duration Bond Fund and the Money Market Fund may invest more than 25% of the current value of its total assets in obligations (including repurchase agreements) of: (a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government or its agencies or instrumentalities; or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason.

         Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

         The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks.

         BORROWING. Each Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, which borrowing may be secured by the pledge of up to 10% of the current value of the Fund's net assets. Investments may not be purchased while any aggregate borrowings in excess of 5% exist.

         COMMON AND PREFERRED STOCK. The Equity Funds, the High Yield Bond Fund and the High Yield Select Bond Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

         Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers are more likely to realize more substantial growth or suffer more significant losses than larger or more established issuers. Investments in these companies can be both more volatile and more speculative. The Small-Cap Aggressive Growth Fund, the Small-Cap Opportunity Fund, and the Small-Cap Value Fund have heightened exposure to these risks due to their policy of investing in smaller companies.

         CONVERTIBLE SECURITIES. The Equity Funds and the Fixed Income Funds, except the Ultra Short Duration Bond Fund, may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

         See additional information on ratings and debt obligations below under "Debt Securities" and in Appendix A of this SAI.

         DEBT SECURITIES. Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, debentures, notes, Government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security's maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but are sold at a deep discount from their face value.

         Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fixed Income Fund's investment objective depends in part on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

         The rating or quality of a debt security refers to the issuer's creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody's Investors Service, Standard & Poor's, or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

         High Yield Debt Securities. Securities rated "BB", "B", or "CCC" by Standard & Poor's ("Ba" or lower by Moody's) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than "CCC". Such securities are frequently referred to as "high yield" securities or "junk bonds". While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" ("Caa" by Moody's) have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

         Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

         To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Trust's Board of Trustees to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, a Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         The market for certain low-rated and comparable unrated securities has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

         DOLLAR ROLLS. A Fund may enter into a mortgage dollar roll in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

         FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security's market value to changes in interest rates. The Adviser or Sub-Adviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a sub-custodian agreement between the bank and the Funds' custodian.

         The floating and variable rate obligations that the Funds may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Money Market Funds may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer's creditworthiness.

         Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

         A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

         FOREIGN CURRENCY AND FOREIGN CURRENCY FORWARD CONTRACTS, FUTURES, AND OPTIONS. When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

         Forward Contracts. Each of the Equity Funds and the Fixed Income Funds, except the Ultra Short Duration Bond Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund, may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("forward contracts"). Forward contracts may be entered into by the Fund for hedging purposes, either to "lock-in" the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. A Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency ("cross hedging"), if in the judgment of the Adviser or Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange.

         Each of the Emerging Markets Fund and the International Fund may also enter into transactions in forward contracts for other than hedging purposes that present greater profit potential but also involve increased risk. For example, if the Adviser or Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Funds may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Funds will realize profits which will increase their gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Funds may sustain losses which will reduce their gross income. Such transactions, therefore, could be considered speculative.

         The Funds have established procedures consistent with statements by the Commission and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Funds satisfy this requirement through segregation of assets, they will segregate appropriate liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of their commitments under forward contracts.

         Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Emerging Markets Fund or the International Fund may invest. This may limit a Fund's ability to effectively hedge its investments in those emerging markets.

         Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser or Sub-Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

         Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

         Foreign Currency Options. Each of the Emerging Markets Fund, the International Fund and the Small-Cap Aggressive Growth Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

         A Fund may also write covered call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put option positions. The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

         Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over-the-counter. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

         FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Emerging Markets Fund, the International Fund or the Small-Cap Aggressive Growth Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These Funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

         FOREIGN SECURITIES. Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

         The Emerging Markets Fund, the International Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund, and the High Yield Select Bond Fund may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities ("Depositary Receipts"). Each of the Equity Funds also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

         Each of the Emerging Markets Fund, the International Fund, the High Yield Bond Fund, the High Yield Select Bond Fund, and the Ultra Short Duration Bond Fund may invest a portion of its assets in certain sovereign debt obligations known as "Brady Bonds." Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the "IMF"). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

         Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

         Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

         Each of the other Equity Funds, except for the Balanced Fund, may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Balanced Fund, the Bond Fund, the High Yield Bond Fund, the High Yield Select Bond Fund and the Short/Intermediate Bond Fund (each with respect to 20% of its total assets) may invest in non-convertible and convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Money Market Fund may invest in non-convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Intermediate Government Bond Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities.

         On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaced the national currencies of participating member nations. The adoption of the Euro does not reduce the currency risk presented by the fluctuations in value of the U.S. dollar relative to other currencies and, in fact, currency risk may be magnified. Also, increased market volatility may result.

         FUNDING AGREEMENTS. Funding agreements are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid. These agreements are regulated by the state insurance board of the state where they are executed.

         GOVERNMENT SECURITIES. Government securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U. S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where U.S. Government support of agencies or instrumentalities is discretionary, no assurance can be given that the U.S. Government will provide financial support, since it is not legally obligated to do so.

         GUARANTEED INVESTMENT CONTRACTS. Each of the Bond Fund, the Short/Intermediate Bond Fund, the Ultra Short Duration Bond Fund and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist.

         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 15% (10% with respect to the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Trust's Board of Trustees, the Adviser and Sub-Adviser determine and monitor the liquidity of portfolio securities.

         Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

         The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees. Those guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees monitors implementation of those guidelines on a periodic basis.

         INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS. Each Equity Fund and Fixed Income Fund, except the Ultra Short Duration Bond Fund, may attempt to reduce the risk of investment in equity and other securities by hedging a portion of each portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. Each of these Funds may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Adviser or the Sub-Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities that may later be purchased in a more advantageous manner. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. A Fund will sell options on indices only to close out existing hedge positions.

         A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of those securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by a Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker or in a segregated custodial account a percentage of the contract amount, which may be as low as 5%, called the "initial margin." During the term of the contract, the amount of this deposit is adjusted, based on the current value of the futures contract, by payments of variation margin to or from the broker or segregated account.

         Municipal bond index futures contracts, which are based on an index of 40 tax-exempt, municipal bonds with an original issue size of at least $50 million and a rating of A or higher by Standard & Poor's ("S&P") or A or higher by Moody's Investors Service ("Moody's"), began trading in mid-1985. No physical delivery of the underlying municipal bonds in the index is made. The Fixed Income Funds may utilize any such contracts and associated put and call options for which there is an active trading market.

         Except for the Index Fund, a Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund will sell index futures only if the amount resulting from the multiplication of the then-current level of the indices upon which its futures contracts which would be outstanding do not exceed one-third of the value of the Fund's net assets. Also, a Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund's outstanding futures contracts would exceed 5% of the market value of the Fund's total assets. When a Fund purchases index futures contracts, it will segregate appropriate liquid securities equal to the market value of the futures contracts.

         There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called "basis." There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

         All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing additional variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

         In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the commodity can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When a Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.

         Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

         A Fund's successful use of index futures contracts and options on indices depends upon the Adviser's or Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, a Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of a Fund to close out an option depends on a liquid secondary market. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

         Although no Fund has a present intention to invest 5% or more of its assets in index futures and options on indices, a Fund has the authority to invest up to 25% of its net assets in such securities.

         See additional risk disclosure below under "Interest Rate Futures Contracts and Related Options."

         INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. Each Equity Fund and Fixed Income Fund, except the Ultra Short Duration Bond Fund, may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.
S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

         Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

         A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby insuring that the use of the contract is unleveraged.

         Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session.

Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Tax Information" below.

         A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

         Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

         There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Adviser's or Sub-Adviser's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Adviser or Sub-Adviser anticipates an extreme change in interest rates or market conditions.

         See additional risk disclosure above under "Index Futures Contracts and Options on Index Futures Contracts."

         INVESTMENT COMPANY SECURITIES AND INVESTMENT FUNDS. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 net asset value per share.

         Each non-Money Market Fund also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly, within the limits prescribed by the 1940 Act. These limit each such Fund so that, except as provided below in the section "Master Fund/Feeder Fund Structure", (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. See additional information concerning permitted investments in non-U.S. investment companies above under "Foreign Investment Companies".

         LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Adviser or Sub-Adviser, are of investment quality comparable to other permitted investments of a Fund may be used for Letter of Credit-backed investments.

         MORTGAGE-RELATED SECURITIES. All Equity Funds, the Bond Fund, the High Yield Bond Fund, the High Yield Select Bond Fund, the Intermediate Government Bond Fund, the Short/Intermediate Bond Fund and the Ultra Short Duration Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. The Intermediate Government Bond Fund may purchase such securities if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), and may invest up to 20% of its assets in non-government, mortgage-backed securities.

         CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on the underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities" in this SAI.

         Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA, or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

         Mortgage-backed securities generally provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations.

         Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.

         Investments in interest-only Government Stripped Mortgage-Backed Securities will be made in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser or Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in a Fund's not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so.

         MUNICIPAL LEASES. Each of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and, (5) the legal recourse in the event of failure to appropriate.

         MUNICIPAL OBLIGATIONS. The Balanced Fund, the Bond Fund, the High Yield Bond Fund, the High Yield Select Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Bond Fund, the Ultra Short Duration Bond Fund, and the Tax-Exempt Money Market Fund may invest in tax-exempt obligations to the extent consistent with each Fund's investment objective and policies. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

         TAX ANTICIPATION NOTES (TANS). An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers commingle various tax proceeds in a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various other obligations could affect the likelihood of making payments on TANs.

         BOND ANTICIPATION NOTES (BANS). The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         REVENUE ANTICIPATION NOTES (RANS). A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         The Balanced Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Bond Fund, and the Ultra Short Duration bond Fund may also invest in: (1) municipal bonds that are rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P;
(2) municipal notes having maturities at the time of issuance of 15 years or less that are rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+," "SP-1," or "SP-2" by S&P; and

(3) municipal commercial paper with a stated maturity of one year or less that is rated at the date of purchase "P-2" or better by Moody's or "A-2" or better by S&P.

         PUT AND CALL OPTIONS. Each Equity Fund and Fixed Income Fund, except the Ultra Short Duration Bond Fund, may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

         These Funds each may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if a Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is "covered" if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, a Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, a Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. A Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. A Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.


         Each Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, a Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Trust has agreed that, pending resolution of the issue, each of the Funds will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

         REAL ESTATE INVESTMENT TRUSTS (REITS). Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

         REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund cash or cash equivalents equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

         A Fund may not enter into a repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Trustees.

         REVERSE REPURCHASE AGREEMENTS. Each of the Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by entering into an agreement to sell portfolio securities to a financial institution such as a bank or broker-dealer and to repurchase them at a mutually specified date and price ("reverse repurchase agreement"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on the amount obtained pursuant to the reverse repurchase agreement.

         A Fund may not enter into a reverse repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the Fund's net assets would be invested in reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees.

         RULE 2A-7 MATTERS. Each of the Money Market Funds must comply with the requirements of Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See Appendix A for more information.

         The Money Market Fund may not invest more than 5% of its total assets in second tier securities nor more than the greater of 1% of its total assets or $1 million in the second tier securities of a single issuer. The Tax-Exempt Money Market Fund may not invest more than 5% of its total assets in second tier "conduit securities" (as defined in Rule 2a-7), nor more than 1% of its total assets or $1 million (whichever is greater) in second tier conduit securities issued by a single issuer. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

         Each Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

         SECURITIES LENDING. Each Fund, except the Ultra Short Duration Bond Fund and the Money Market Funds, may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets if cash or cash-equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Adviser, the Sub-Adviser or the Distributor.

         SHORT SALES. With respect to the Emerging Markets Fund and the International Fund, when a Fund sells short, it borrows the securities that it needs to deliver to the buyer. A Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

         A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the

Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high-grade debt obligations. In addition, a Fund will deposit collateral in a segregated account with the Fund's custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

         The Emerging Markets Fund and the International Fund may sell securities short-against-the-box to hedge unrealized gains on portfolio securities. If a Fund sells securities short-against-the-box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

         SOVEREIGN DEBT. The Emerging Markets Fund, the International Fund, the High Yield Bond Fund and the High Yield Select Bond Fund may invest in "sovereign debt," which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing their rights thereunder.

         The Fixed Income Funds may invest in "sovereign debt" that is U.S. dollar-denominated and investment-grade.

         STAND-BY COMMITMENTS. Each of the Balanced Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

         TEMPORARY INVESTMENTS. When business or financial conditions warrant, each of the non-Money Market Funds may assume a temporary defensive position by investing in money-market investments. These money-market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

         For temporary defensive purposes, during periods in which the Adviser or Sub-Adviser believes changes in economic, financial or political conditions make it advisable, the Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). In the case of the International Fund and the Emerging Markets Fund, these short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and
(e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Adviser or Sub-Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's or S&P (i.e., rated at least A).

         WARRANTS. The Equity Funds, the High Yield Bond Fund, and the High Yield Select Bond Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Trust's custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

         A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for Federal income tax purposes.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities may not be issued or guaranteed by the U.S. Government. Typically, an investment brokerage firm or other financial intermediary holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, a Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed income to a Fund each year. Under the Federal tax laws applicable to investment companies, a Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, a Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by a Fund may increase its expense ratio and decrease its rate of return.

                                     RATINGS

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund for such type of security to sell the security unless the amount of the security exceeds the Fund's permissible limit. However, the Adviser or the Sub-Adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Trust's Board of Trustees that a sale is not in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in the organization or in its rating system, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this SAI. For additional information on ratings, see Appendix A to this SAI.


                             INVESTMENT RESTRICTIONS

         (1) No diversified Fund may, with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         (2) No Fund may, with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         (3) No Fund may invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that (a) this restriction does not apply to investments in (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,
(ii) municipal obligations (for purposes of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments, and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         (4) No Fund may borrow money except to the extent permitted by applicable law, regulation or order.

         (5) No Fund may issue any senior security except to the extent permitted by applicable law, regulation or order.

         (6) No Fund may underwrite the distribution of securities of other issuers; however, (a) the Fund may acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

         (7) No Fund may make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33-1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

         (8) No Fund may purchase or sell real estate or interests in real estate, although it may invest in securities secured by interests in real estate and securities of enterprises that invest in real estate or interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of rights as a holder of debt obligations secured by real estate or interests therein.

         (9) No Fund may purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

         (10) No Fund may invest in the securities of other investment companies except to the extent permitted by applicable law, regulation or order or rule of the SEC.

         (11) No Fund may purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities.

         (12) No Fund may invest more than 15% (10% in the case of a Money Market Fund) of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

         (13) No Fund may make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales.

         (14) As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Fund shall prohibit the Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company having the same investment objective and substantially similar policies and restrictions.

         (15) The High Yield Bond Fund may not invest in the securities of another registered investment company or registered unit investment trust in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act.

         The investment restrictions numbered 3 - 10 and number 14 are fundamental policies of each of the Funds that may be changed only when permitted by law and approved by the holders of a majority of such Fund's outstanding voting securities, as described under "Beneficial Interest". Investment restriction number 14 permits the Funds to adopt a Master Fund/Feeder Fund structure, as described in the next section.

         Whenever any investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions, except that at no time may the value of the illiquid securities held by a Money Market Fund exceed 10% of the Fund's total assets.

         For purposes of these investment restrictions as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

         Certain Funds have an investment policy to invest, under normal circumstances, at least 80% of the value of their assets, in a particular type of investment or investment concentration that is suggested by their names (as described in the Funds' prospectus). If any one of those Funds changes its investment policy, it will notify its shareholders in writing at least 60 days prior to any change in that policy.


                        MASTER FUND/FEEDER FUND STRUCTURE

         The Shareholders and the Board of Trustees have approved a proposal that permits each Fund to invest substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a "Master Fund/Feeder Fund Structure"). Prior to any such actual investment, however, the Board of Trustees would be required to approve the transaction and shareholders would be notified.

         Although the Board of Trustees has not determined that any of the Funds (other than the High Yield Bond Fund and the High Yield Select Bond Fund (see below)) should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of some or all of the Funds at some future date and could vote at some time in the future to convert the Fund into a "Feeder Fund" under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

         Any Master Fund in which a Feeder Fund would invest would be registered as an open-end management investment company under the 1940 Act and would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, the Feeder Fund would continue to pursue its then current investment objective and policies in substantially the same manner, except that it would pursue that objective through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to other feeder funds or other investors in addition to the Feeder Fund, would invest in the same type of securities in which the Fund would have directly invested, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

         By investing substantially all of its assets in a Master Fund, a Feeder Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of other Feeder Funds. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

         If a Fund invests substantially all of its assets in a Master Fund, the Fund would no longer require portfolio management services. For this reason, if the Board of Trustees were to convert a Fund into a Feeder Fund, the existing investment advisory agreement between the Trust and the Adviser relating to that Fund would be terminated, although the Feeder Fund would continue to have an administration agreement with the Adviser or another party for the provision of certain administrative services on terms approved by the non-interested Trustees of the Trust.

         A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restriction of the Feeder Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Feeder Fund's assets in accordance with its investment objective and policies.

         Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

         Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based on the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which would be the same time and days that the Feeder Fund uses for this purpose.

         Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. Similar to the Trust, a Master Fund would not be required to hold annual meetings of its shareholders, but the Master Fund would be required to hold special meetings of shareholders when, in the judgment of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in a Master Fund have rights similar to those of Feeder Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to shareholders.

         Each Master Fund shareholder would be entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund would not be transferable, but a shareholder (such as a Feeder Fund) could redeem all or any portion of its investment at any time at net asset value.

         Tax Considerations. The implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Funds or their shareholders. As a condition of and prior to implementation of conversion of a Fund to a Master Fund/Feeder Fund Structure, the Trust would either obtain a private letter ruling from the Internal Revenue Service or receive an opinion of counsel that no gain or loss for Federal income tax purposes would be recognized by the Feeder Fund, the Master Fund, or the shareholders of the Feeder Fund in connection with the transfer of the Feeder Fund's assets to the Master Fund in exchange for shares of beneficial interest in the Master Fund.

         A Feeder Fund would continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided that each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund would not pay any Federal income or excise taxes. A Master Fund may qualify and elect to be treated as a "partnership" under the Code and, therefore, would also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to a Feeder Fund will be distributed by the Feeder Fund to its shareholders, and such payments will be subject to Federal and applicable state income taxes on that Feeder Fund's shareholders.

         High Yield Bond Fund and High Yield Select Bond Fund. The High Yield Select Bond Fund (the "Feeder") seeks to achieve its objective by investing all of its investable assets in the High Yield Bond Fund (the "Master"), which has an investment objective identical to that of the Feeder. The Board of Trustees has approved this Master Fund/Feeder Fund structure.

         The Master is a series of the Trust. The Declaration of Trust of the Trust provides that the Feeder and other investors in the Master will be liable for all obligations of the Master that are not satisfied by the Master. However, the risk of the Feeder incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and the Master was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Feeder nor its shareholders will be adversely affected by reason of the Feeder's investing in the Master.

         The common investment objectives of the Feeder and the Master are non-fundamental and may be changed without shareholder approval, subject, however, to at least 60 days' advance written notice to each Fund's shareholders.

         The fundamental investment policies of the Feeder and the Master can be changed only with shareholder approval. If the Feeder, as an investor in the Master, is requested to vote on a change in a fundamental policy of the Master or any other matter pertaining to the Master, the Feeder will solicit proxies from its shareholders and vote its interest in the Master for and against such matters proportionately to the instructions to vote for and against such matters received from Feeder shareholders. The Feeder will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Feeder shareholders will receive a majority of votes cast by all investors in the Master. If other investors hold a majority interest in the Master, they could have voting control over the Master.

         The Feeder may withdraw its investment in the Master at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Feeder to do so or if the investment policies or restrictions of the Master were changed so that they were inconsistent with the policies and restriction of the Feeder. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Feeder in another pooled investment entity having substantially the same investment objective as the Feeder or the retaining of an investment adviser to directly invest the Feeder's assets in accordance with its investment objective and policies. The Feeder's inability to find a substitute Master or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Feeder's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Feeder. Should such a distribution occur, the Feeder would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Feeder and could affect the liquidity of the Feeder.


                         TRUSTEES AND EXECUTIVE OFFICERS

         Responsibility for overall management of the Trust and the Funds rests with the Board of Trustees in accordance with Massachusetts law. The names of the Trustees and officers of Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.



                                TERM OF                                         NUMBER OF
                               OFFICE AND                                      PORTFOLIOS
                               YEAR FIRST                                       IN FUND
                             TO ELECTED OR                                      COMPLEX
NAME, POSITION(S) WITH TRUST   APPOINTED     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY            OTHER
 AND AGE AT MARCH 10, 2004      OFFICE/1/          PAST FIVE YEARS              TRUSTEE           DIRECTORSHIPS
 -------------------------      ------             ---------------              -------           -------------

TRUSTEES OF THE TRUST (NONE OF WHOM ARE INTERESTED PERSONS OF THE TRUST):


C. Gary Gerst, 65, Trustee     Since 1995    Former Co-Chairman, Jones Lang          20        Director, Florida Office
and Chairman of the Board                    LaSalle, formerly named LaSalle                   Property Company, Inc.
of Trustees                                  Partners Ltd. (real estate                        (real estate investment
  200 E. Randolph Drive                      investment manager and                            fund); Trustee, Henderson
  43rd Floor                                 consulting firm).                                 Global Funds (4
  Chicago, IL  60601                                                                           portfolios); and
                                                                                               President, KCI Inc.
                                                                                               (Private S-Corporation
                                                                                               investing in non-public
                                                                                               investments).

Faris F. Chesley,65, Trustee   Since 2003    Chairman, Chesley, Taft &               20        Trustee, Henderson Global
  10 S. LaSalle Street                       Associates, LLC (investment                       Funds (4 portfolios).
  Chicago, IL 60603                          advisory firm) since 2001;
                                             formerly Vice-Chairman,
                                             ABN-AMRO, Inc. (financial
                                             services company).

Valerie B. Jarrett, 47,        Since 1999    Executive Vice President, The           20        Director, USG Corporation
Trustee                                      Habitat Company (residential                      (building materials
  350 W. Hubbard Street                      property developer).                              manufacturer), The
  Chicago, IL  60610                                                                           Chicago Stock Exchange,
                                                                                               and Navigant Consulting,
                                                                                               Inc.; Trustee, University
                                                                                               of Chicago.

John W. McCarter, Jr., 66,     Since 1995    President and Chief Executive           20        Chairman, Divergence
Trustee                                      Officer, The Field Museum of                      L.L.C. (biotechnology
  1400 S. Lake Shore Drive                   Natural History; formerly Senior                  firm); Director, W.W.
  Chicago, IL  60605                         Vice President and Director,                      Grainger, Inc.
                                             Booz-Allen & Hamilton, Inc.                       (industrial distributor)
                                             (consulting firm).                                and A.M. Castle, Inc.
                                                                                               (metals distributor); and
                                                                                               Trustee, Janus Adviser
                                                                                               Series, Janus Aspen
                                                                                               Series and Janus
                                                                                               Investment Fund (52
                                                                                               portfolios).


-------------------
/1/  A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years. The President, Treasurer and Secretary shall each hold office until his successor shall have been duly elected and qualified, and all other officers shall hold office at the pleasure of the
     Trustees.

                                       31

                                TERM OF                                         NUMBER OF
                               OFFICE AND                                      PORTFOLIOS
                               YEAR FIRST                                       IN FUND
                             TO ELECTED OR                                      COMPLEX
NAME, POSITION(S) WITH TRUST   APPOINTED     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY            OTHER
 AND AGE AT MARCH 10, 2004      OFFICE/1/          PAST FIVE YEARS              TRUSTEE           DIRECTORSHIPS
 -------------------------      ------             ---------------              -------           -------------

Paula Wolff ,58, Trustee       Since 1998    Senior Executive, Chicago               20        Vice Chair, University of
  30 W. Monroe Street                        Metropolis 2020 (civic                            Chicago Board of
  18th Floor                                 organization), since 2000.                        Trustees; Chair,
  Chicago, IL  60603                         President, Governors State                        University of Chicago
                                             University, prior thereto.                        Hospitals; and Director,
                                                                                               Ariel Capital Management,
                                                                                               Inc. (investment manager).
OFFICERS OF THE TRUST:

Peter P. Capaccio, 47,         Since 2001    Senior Vice President, Harris           N/A                  N/A
President                                    Trust and Savings Bank.
  111 W. Monroe Street
  Chicago, IL  60603

Ishwar D. Gupta, 61, Vice      Since 2001    Senior Vice President, Harris           N/A                  N/A
President and Assistant                      Trust and Savings Bank.
Secretary
  111 W. Monroe Street
  Chicago, IL  60603

Merrill J. Sklenar, 58,        Since 2001    Vice President, Harris Trust and        N/A                  N/A
Vice President and                           Savings Bank.
Assistant Secretary
  111 W. Monroe Street
  Chicago, IL  60603

David C. Lebisky, 31,          Since 2001    Vice President and Director,            N/A                  N/A
Secretary                                    PFPC Inc. (mutual fund
  103 Bellevue Parkway                       administrator).
  Wilmington, DE  19809

Thomas J. Ryan, 62,             Since May    Vice President and Director of          N/A                  N/A
Treasurer and Principal           2003       Accounting, PFPC Inc.
Financial and Accounting
Officer                         Also from
  103 Bellevue Parkway        1999 to 2002
  Wilmington, DE  19809

L. Linn Solano, 52,            Since 2001    Assistant Vice President, PFPC          N/A                  N/A
Assistant Treasurer                          Inc.
  103 Bellevue Parkway
  Wilmington, DE  19809

          Mr. Gerst, Mr. Chesley, Mr. McCarter, Ms. Jarrett and Ms. Wolff serve as members of the Audit Committee and Governance Committee. The Audit Committee selects the auditors and confers with the auditors regarding the scope and results of the audit. The Governance Committee makes recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. Neither the Governance Committee nor the Board of Trustees will consider shareholder recommendations regarding candidates for election as Trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of Trust. During the 2003 fiscal year, the Audit Committee met two times and the Governance Committee met two times.

         The Trustees of the Trust receive from the Trust an annual aggregate retainer of $20,000 ($30,000 in the case of the Chairman of the Board) and a fee of $3,500 for each meeting of the Board of Trustees attended (or $500 if attendance is by telephone) and a fee for attendance at a meeting of a committee of the Board of Trustees of $1,000 (or $250 if attendance is by telephone), and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Trust has not adopted any form of retirement plan covering Trustees or officers.

         The following table summarizes the compensation for the year ended December 31, 2003 paid by the Trust to the Trustees of the Trust:

------------------------------------- -------------------- -------------------
                                           Aggregate             Average
                                       Compensation from    Compensation per
            Name of Person, Position       the Trust              Fund
------------------------------------- -------------------- -------------------
C. Gary Gerst, Chairman and Trustee         $56,250              $2,961
------------------------------------- -------------------- -------------------
Faris F. Chesley, Trustee (3)(1)            $3,500                $184
------------------------------------- -------------------- -------------------
Edgar R. Fiedler, Trustee (2)               $8,500                $447
------------------------------------- -------------------- -------------------
Valerie B. Jarrett, Trustee (1)             $46,000              $2,421
------------------------------------- -------------------- -------------------
John W. McCarter, Jr., Trustee              $49,000              $2,579
------------------------------------- -------------------- -------------------
Paula Wolff, Trustee (1)                    $46,000              $2,421
------------------------------------- -------------------- -------------------

------------------------------
(1) For the period ended December 31, 2003, the total amount of compensation payable or accrued pursuant to the Trust's Deferred Compensation Plan for its independent Trustees was $3,564.13 for Mr. Chesley, $163,459.58 for Ms. Jarrett and $176,526.99 for Ms. Wolff.
(2)  Mr. Fiedler was a Trustee until his death on March 15, 2003.
(3)  Mr Chesley was elected a Trustee on November 6, 2003.

         The Trust has a deferred compensation plan (the "Plan") that permits any Trustee who is not an "interested person" of the Trust to elect to defer receipt of 100% or 50% of his or her compensation as a Trustee for two or more years. The deferred compensation of a participating Trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the Trustee. The value of the Trustee's deferred account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Funds as designated by the Trustee. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, the Trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

         As of February 10, 2004, Trustees and officers of the Trust collectively did not hold more than 1% of the outstanding shares of any Class of any Fund with sole or shared power over investment or voting except the Institutional Shares class of the Small-Cap Aggressive Growth Fund (1.03%) and the N Shares class of the Emerging Markets Fund (2.3%), the International Fund (2.4%) and the High Yield Select Bond Fund (5.2%).

         The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Trustees in each Fund and in the aggregate in the Trust as of December 31, 2003.


--------------------------- -------------------------------- -------------------------- -------------------------------
                                                              Dollar Range of Equity      Aggregate Dollar Range of
                                       Each Fund              Securities in each Fund   Equity Securities in the Trust
     Name of Trustee              Beneficially Owned            Beneficially Owned*          Beneficially Owned*
     ---------------              ------------------            ------------------           ------------------
--------------------------- -------------------------------- -------------------------- -------------------------------
C. Gary Gerst               Equity                                $10,000-$50,000               Over $100,000
                            Emerging Markets                      $10,000-$50,000
                            Small-Cap Aggressive Growth          $50,001-$100,000
                            Small-Cap Value                      $50,001-$100,000
--------------------------- -------------------------------- -------------------------- -------------------------------
John W. McCarter, Jr.       Equity                                $10,001-$50,000              $50,001-$100,000
                            International                         $10,001-$50,000
                            High Yield Select Bond                $10,001-$50,000
--------------------------- -------------------------------- -------------------------- -------------------------------
Paula Wolff                 Emerging Markets                        $1-$10,000                 $10,001-$50,000
                            International                         $10,000-$50,000
--------------------------- -------------------------------- -------------------------- -------------------------------

  * The dollar range for the securities in the table was determined using the net asset value of a Fund as of the close of business on December 31, 2003.


     No Trustee owns beneficially or of record, any security of the Adviser, PFPC Distributors, Inc. (the "Distributor") or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of February 10, 2004, the principal holders of the A Shares, B Shares, N Shares, Service Shares, Exchange Shares and Institutional Shares of each Fund of the Trust were as follows:

         The principal holders of A Shares of the Balanced Fund were National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Thomas J. Nenon Marital Trust, 545 Lexington Park Circle, Memphis, TN 38120; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO Mark E. Regole IRA, PO Box 3411, St. Charles, IL 60174; Linda R. Neuburger and Patricia L. Stunder, 8700 Neuburger Road, Fairview, PA 16415; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Diane P. Scalf, 5529 Cedar Mill Drive, Guntersville, AL 35978, which held of record 4,7808shares (14.1%); 4,473 shares (13.1%); 3,140 shares (9.2%); 2,624 shares (7.7%); and 2,941 shares (8.6%), respectively, of the outstanding A Shares of the Fund. The principal holders of the B Shares of the Balanced Fund were PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO Kathyleen Hedrick IRA, 503 Tomahawk Trail, Brandon, FL 33511; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Linda R. Neuburger and Patricia L. Stunder, 8700 Neuburger Road, Fairview, PA 16415; First Clearing Corp., 717 17th Street, Suite 2600, Denver, CO 80202, on behalf of Jacob Bernard Abrams Estate, 1809 Brewton Court, Wilmington, NC 28403; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Sandfry IRA; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Farabaugh-Hood; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Arthur Hadley, which held of record 5,476 shares (17.4%); 4,076 shares (13.0%); 2,758 shares (8.9%); 2,583 shares (8.2%);
2,155 shares (6.9%); 2,043 shares (6.5%); and 1,933 shares (6.2%), respectively, of the outstanding B Shares of the Fund. The principal holders of the N Shares of the Balanced Fund were PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO David P. Sanes Money Purchase Plan, 9451 N. Lockwood Avenue, Skokie, IL 60077; Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Fidelity Investments - FIIOC, 100 Magellan Way, Covington, KY 41015, as agent for the Kroeschell Inc. Contributory Profit Sharing/401(k) Plan; PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO David P. Sanes Profit Sharing Plan, 9451 N. Lockwood Avenue, Skokie, IL 60077; and

PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO Kathy Richland Photography Profit Sharing Plan, 839 W. Wrightwood Avenue, Chicago, IL 60614, which held of record 29,615 shares (15.4%); 19,215 shares (10.0%); 16,949 shares (8.8%); 13,139 shares (6.8%); and 11,086 shares
(5.8%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Balanced Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 4,192,267 shares (99.4%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Core Equity Fund were PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO Lorraine A. Gorski IRA, PO Box 1418, Barrington, IL 60011; and the Carlee Family Limited Partnership, 5040 Arbor Lane, Northfield, IL 60093, which held of record 4,080 shares (15.9%); and 3,668 shares (14.3%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Core Equity Fund were Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf Farabaugh-Hood; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf Zellers IRA; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 1,428 shares (22.3%); 918 shares (14.4%) and 696 shares (10.9%), respectively, of the outstanding B Shares of the Fund. The principal holder of N Shares of the Core Equity Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 33,796 shares (15.3%) of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Core Equity Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 6,075,658 shares (97.5%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Emerging Markets Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Herring IRA, which held of record 13,081 shares (37.9%); and 1,815 shares (5.3%), respectively, of the outstanding A Shares of the Fund. The principal holder of N Shares of the Emerging Markets Fund was Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 25,145 shares (16.9%) of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Emerging Markets Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 30,171,899 shares (97.8%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Equity Fund were Parker Hunter Inc., 600 Grant Street, Pittsburgh, PA 15219, on behalf of Keystone Conference Loan Fund, 880 Chestnut Avenue, Dubois, PA 15801; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Valda Perkins, 459 Country Club Lane, Jackson, TN 38305, which held of record 6,108 shares (21.7%); 3,454shares (12.3%); and 2,797 shares (10.0%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Equity Fund were Bear Stearns Securities Corp., Benefit of Customers, 1 Metrotech Center North, Brooklyn, NY 11201; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf Farabaugh-Hood; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf Williams, which held of record 20,820 shares (51.3%); 2,519 shares (6.2%); and 2,209 shares (5.4%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Equity Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Fidelity Investments - FIIOC, Agent for Hollinee LLC 401(k) Savings Plan, 100 Magellan Way, Covington, KY 41015; and Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 199,393 shares (19.2%); 66,300 shares (6.4%); and 53,702 shares (5.2%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Equity Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 16,364,494 shares (82.1%) of the outstanding Institutional Shares of the Fund.

         The principal holder of B Shares of the Index Fund was Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of T. Tullio Family; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Torrance J. Greco, 100 Lynn Haven Drive, Beaver, PA 15009; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Herring IRA; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Rehner IRA; First Clearing Corporation, 717 17th Street, Suite 2600, Denver, CO 80202, on behalf of Kim L. Davis IRA, 1030 Martins Lake Close, Roswell, GA 30076; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Engelhardt IRA; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Trinter TR, which held of record 4,338 shares (18.7%); 2,997 shares (12.9%); 2,740 shares (11.8%); 1,879 shares (8.1%); 1,533 shares (6.6%); 1,392 shares (6.0%); and 1,205 shares (5.2%) of the outstanding B Shares of the Fund. The principal holder of N Shares of the Index Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 229,214 shares (24.8%) of the outstanding N Shares of the Fund. The principal holder of the Institutional Shares of the Index Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 16,089,180 shares (97.9%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the International Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of John L. Kurtz TOD Monte E. Kurtz, 11 Deer Lake Road, Republic, WA 99166; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Gee IRA, which held of record 2,594 shares (57.1%); 347 shares (7.7%); and 253 shares (5.6), respectively, of the outstanding A Shares of the Fund. The principal holders of N Shares of the International Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Karen Toole Verbica Revocable Trust, PO Box 7933, San Jose, CA 95150; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 22,769 shares (18.1%); 8,293 shares (6.6%); and 7,824 shares (6.2%), respectively, of the outstanding N Shares of the Fund. The principal holders of Institutional Shares of the International Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and US Bank N.A., PO Box 1787, Milwaukee, WI 53201, on behalf of O's FDN, which held of record 11,877,484 shares (91.8%); and 664,588 shares (5.1%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holder of Institutional Shares of the Small-Cap Aggressive Growth Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 646,352 shares (89.6%) of the outstanding Institutional Shares of the Fund.

         The principal holder of A Shares of the Small-Cap Opportunity Fund was State Street Bank & Trust Company, on behalf of Citistreet Core Market, Batterymarch Park III, Quincy, MA 02169, which held of record 155,594 shares (48.4%) of the outstanding A Shares of the Fund. The principal holders of B Shares of the Small-Cap Opportunity Fund were National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, FBO of Peter A. Kazmierczak IRA, 3565 Red Oak Court, Grove City, OH 43123; and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201, which held of record 1,455 shares (6.2%); and 1,245 shares (5.3%), respectively, of the outstanding B Shares of the Fund. The principal holder of N Shares of the Small-Cap Opportunity Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 184,231 shares (6.8%) of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Small-Cap Opportunity Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 19,720,904 shares (95.7%) of the outstanding Institutional Shares of the Fund.

         There were no principal holders of A Shares of the Small-Cap Value Fund. The principal holder of B Shares of the Small-Cap Value Fund was Wells Fargo Investments LLC, 608 Second Avenue South, Minneapolis, MN 55402, which held of record 3,215 shares (14.3%) of the outstanding B Shares of the Fund. The principal holders of N Shares of the Small-Cap Value Fund were Charles Schwab & Co., Inc., Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94110; FTC & Co, Trustlynx House Account, PO Box 173736, Denver, CO 80217; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 13,221 shares (7.5%); 12,710 shares (7.2%); and 9,088 shares (5.1%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Small-Cap Value Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 6,295,291 shares (91.8%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Bond Fund were Parker Hunter, Inc., 600 Grant Street, Pittsburgh, PA 15219, on behalf of Keystone Conference Loan Fund, 880 Chestnut Avenue, Dubois, PA 15801; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Boyd-Lemauviel, which held of record 15,083 shares (27.2%); 12,014 shares (21.6%); and 3,048 shares (5.5%), respectively, of the outstanding shares of A Shares of the Fund. The principal holders of B Shares of the Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of George J. Jr. and Margaret M. Zimmer, 14 Red Cedar Drive, Hamilton, NJ 08690, which held of record 11,708 shares (26.7%); and 2,674 shares (6.1%), respectively, of the outstanding shares of B Shares of the Fund. The principal holders of the N Shares of the Bond Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; DARHAP CO, c/o Horizon Trust, 515 Franklin Street, Michigan City, IN 46360; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of FMT Co. Custodian IRA FBO James L. Sullens, 719 Center Street, Geneva, IL 60134, which held of record 139,513 shares (30.5%); 82,558 shares (18.0%); 33,794 shares
(7.4%); and 24,720 shares (5.4%), respectively, of the outstanding shares of the N Shares of the Fund. The principal holder of Institutional Shares of the Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 9,463,306 shares (78.9%) of the outstanding Institutional Shares of the Fund.

         The principal holders of Institutional Shares of the High Yield Bond Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Harris Insight High Yield Select Bond Fund; and MAC & Co., Mellon Bank 33565 Red Oak Court, Grove City, OH 43123, which held of record 3,161,660 shares (64.1%); 1,385,601 shares (28.1%); and 384,319 shares (7.8%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the High Yield Select Bond Fund were Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of McPherson Tr; Parker Hunter, Inc., 600 Grant Street, Pittsburgh, PA 15219, on behalf of Keystone Conference Loan Fund, 880 Chestnut Avenue, Dubois, PA 15801; Robert E. Young, Custodian FBO Ashley Laura Young UTMA, 2506 Center Circle, Clearfield, PA 16830; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Mark
L. Mengel Rollover IRA, 141 Biskup Lane, Monaca, PA 15061, which held of record 5,423 shares (45.5%); 1,808 shares (15.2%); 768 shares (6.4%); 609 shares
(5.1%); and 597 shares (5.0%) of the outstanding A Shares of the Fund. The principal holders of N Shares of the High Yield Select Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Phyllis R. Goodfriend, 6 Wedgewood Court, Great Neck, NY 11023; PFPC Trust Company, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19806, Custodian FBO Herbert A. Bernhard IRA, 78557 Alliance Way, Palm Desert, CA 92211; Southwest Securities, Inc., PO Box 509002, Dallas, TX 75250, on behalf of Jairus E. Meilahn IRA; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Ralston

IRA, which held of record 3,599 shares (14.3%); 2,834 shares (11.2%); 2,682 shares (10.6%); 1,410 shares (5.6%); and 1,406 shares (5.6%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the High Yield Select Bond Fund was Harris Trust and Savings Bank, 111
W. Monroe Street, Chicago, IL 60603, which held of record 859,927 shares (89.9%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Intermediate Government Bond Fund were National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Credit Lyonnais Money Purchase Plan, 1301 Avenue of the Americas, New York, NY 10019; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 28,749 shares (20.1%); and 8,427 shares (5.9%), respectively, of the outstanding A Shares of the Fund. The principal holder of B Shares of the Intermediate Government Bond Fund was National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Julian Brooks Family Trust, 6733 Oak Hill Lane, Celina, TX 75009; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Virginia King Brooks Family Trust, 6733 Oak Hill Lane, Celina, TX 75009; and Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 5,672 shares (8.7%); 5,672 shares (8.7%); and 3,977 shares (6.1%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Intermediate Government Bond Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Fidelity Investments - FIIOC, Agent for DoAll Group Profit Sharing Plan, 100 Magellan Way, Covington, KY 41015; and Fidelity Investments - FIIOC, Agent for Gerber Profit Sharing Retirement and Savings Plan, 100 Magellan Way, Covington, KY 41015, which held of record 412,792 shares (40.8%); 317,177 shares (31.4%); and 51,707 shares (5.1%), respectively, of the outstanding N Shares of the Fund. The principal holder of the Institutional Shares of the Intermediate Government Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 3,560,009 shares (94.9%) of the outstanding Institutional Shares of the Fund.

         The principal holder of A Shares of the Intermediate Tax-Exempt Bond Fund was Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 25,374 shares (14.0%) of the outstanding A Shares of the Fund. The principal holders of B Shares of the Intermediate Tax-Exempt Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Franklin J. and Wanda J. Ritter Family Trust, N20 W 26795 Sawgrass Lane, Pewaukee, WI 53702, which held of record 38,209 shares (64.6%); and 3,497 shares (5.9%), respectively, of the outstanding B Shares of the Fund. The principal holder of N Shares of the Intermediate Tax-Exempt Bond Fund was Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Templeton Trust, which held of record 56,729 shares (8.4%) of the outstanding N Shares of the Fund. The principal holder of the Institutional Shares of the Intermediate Tax-Exempt Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 18,751,237 shares (91.0%) of the outstanding Institutional Shares of the Fund.

         There were no principal holders of A Shares of the Short/Intermediate Bond Fund. The principal holders of B Shares of the Short/Intermediate Bond Fund were Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of McPherson IRA; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Farabaugh-Hood; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of J. Archacki IRA, which held of record 7,723 shares (8.0%); 7,318 shares (7.6%); and 5,098 shares (5.3%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Short/Intermediate Bond Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Charles Schwab & Co., Inc., Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94110, which held of record 62,509 shares (7.2%); and 58,254 shares (6.7%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Short/Intermediate Bond Fund was Harris Trust and Savings

Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 24,909,796 shares (93.8%) of the outstanding Institutional Shares of the Fund.

         The principal holders of A Shares of the Tax-Exempt Bond Fund were Ethel Horowitz Blanchard Family Limited Partnership, 19484 Island Court Drive, Boca Raton, FL 33434; Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Southwest Securities Inc., PO Box 2052, Dallas, TX 75250, on behalf of Elizabeth Calabrese, which held of record 23,161 shares (8.5%); 21,481 shares (7.9%); and 14,345 shares (5.3%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Tax-Exempt Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; First Clearing Corp., 717 17th Street, Suite 2600, Denver, CO 80202, on behalf of Helen M. Toma, 27 Ramsey Road, Clinton Township, NJ 08833; and First Clearing Corp., 717 17th Street, Suite 2600, Denver, CO 80202, on behalf of Betty Keen, 188A Hunter Road, Titusville, NJ 08560, which held of record 27,589 shares (27.6%); 8,871 shares (8.9%); and 5,415 shares (5.4%) of the outstanding B Shares of the Fund. The principal holders of N Shares of the Tax-Exempt Bond Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of J. Ron Young, 1415 Louisiana Street, Houston, TX 77022, which held of record 760,235 shares (33.1%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Tax-Exempt Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 7,052,866 shares (93.6%) of the outstanding Institutional Shares of the Fund.

         The principal holders of N Shares of the Government Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Harris Bank Barrington, 2000 S. Finley Road, Lombard, IL 60148; and The Harris Bank N.A., 2000 S. Finley Road, Lombard, IL 60148, which held of record 236,670,575 shares (71.8%); 21,901,608 shares (6.6%); and 20,684,209 shares
(6.3%), respectively, of the outstanding N Shares of the Fund. The principal holder of Service Shares of the Government Money Market Fund was Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 1,157,716,924 shares (99.9%) of the outstanding Service Shares of the Fund. The principal holders of Institutional Shares of the Government Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Werner Enterprises Inc., PO Box 45308, Omaha, NE 68145, which held of record 283,628,440 shares (74.5%); and 92,378,936 shares (24.3%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of B Shares of the Money Market Fund were Pershing LLC, Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Donald and Laura Wisniewski, 223 N. Oak Avenue, Bartlett, IL 60103, which held of record 42,435 shares (94.4%); and 2,525 shares (5.6%), respectively, of the outstanding B Shares of the Fund. The principal holders of the N Shares of the Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 869,663,110 shares (67.6%); and 164,996,756 shares (12.8%), respectively, of the outstanding N Shares of the Fund. The principal holder of Service Shares of the Money Market Fund was Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 2,165,288,611 shares (99.6%) of the outstanding Service Shares of the Fund. The principal holders of the Exchange Shares of the Money Market Fund were the Chicago Mercantile Exchange Inc., Customer Segregated Account, 30 S. Wacker Drive, Chicago, IL 60606; the Chicago Mercantile Exchange Inc., Firm Account, 30 S. Wacker Drive, Chicago, IL 60606; and BMO Nesbitt Burns Corp., PO Box 71940, Chicago, IL 60694, on behalf of Harris FCM Client Group, which held of record 337,835,735 shares (60.0%); 154,848,301 shares (27.5%); and 70,810,800 shares (12.6%), respectively, of the outstanding Exchange Shares of the Fund. The principal holders of Institutional Shares of the Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; HARE & Co., c/o The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057; and General Motors

Acceptance Corp., 200 Renaissance Center, Detriot, MI 48265, which held of record 1,283,221,891 shares (32.4%); 835,265,134 shares (21.1%); and 375,000,000 shares (9.5%), respectively, of the outstanding Institutional Shares of the Fund.

         The principal holders of N Shares of the Tax-Exempt Money Market Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 188,050,810shares (82.8%); and 13,143,833 shares (5.8%), respectively, of the outstanding N Shares of the Fund. The principal holder of Service Shares of the Tax-Exempt Money Market Fund was Pershing LLC, Exclusive Benefit of Harris Insight Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, NJ 07399, which held of record 179,960,879 shares (96.0%) of the outstanding Service Shares of the Fund. The principal holder of Institutional Shares of the Tax-Exempt Money Market Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 826,460,693 shares (93.4%) of the outstanding Institutional Shares of the Fund.

         The shares described above as held by Harris Trust and Savings Bank, Harris Bank Barrington, and The Harris Bank N.A. are being held on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.


             INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

        INVESTMENT MANAGEMENT. Each of the Funds is advised by Harris Investment Management, Inc. ("HIM" or the "Adviser"). HIM, an investment adviser registered under the Advisers Act, is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.

         HIM, subject to review and approval by the Board of Trustees, sets each Fund's investment objective and overall investment strategies and, as more fully described below, provides general management services to each Fund, including overall supervisory responsibility for the management and investment of each Fund's portfolio. An affiliate of HIM, Harris Trust and Savings Bank ("Harris Trust"), an Illinois-state chartered bank and a member of the Federal Reserve System and a wholly-owned subsidiary of Harris Bankcorp, Inc., has overall responsibility, subject to the ongoing supervision of the Trust's Board of Trustees, for administering all operations of the Trust and for providing or arranging for the provision of the overall business management and administrative services necessary for the Trust's operations.

         HIM has entered into a sub-advisory contract with HIM Monegy, Inc. ("Monegy"). Monegy, a wholly-owned subsidiary of HIM, is an investment adviser registered under the Advisers Act and provides a broad range of portfolio management services to clients in the U.S. and abroad. Under the sub-advisory contract, Monegy manages the investment of assets of the High Yield Bond Fund. In carrying out its obligations, Monegy (i) obtains and evaluates pertinent economic, statistical, financial and other information affecting the economic regions and individual national economies generally, together with information specific to individual companies or industries, the securities of which are included in the Funds' investment portfolio or may be under consideration for inclusion therein; and (ii) formulates, recommends, and executes an ongoing program of investment for the Fund consistent with the Funds' investment objectives, policies, strategy, and restrictions. HIM remains responsible for the supervision and oversight of Monegy's performance.

         HIM has entered into a sub-advisory contract with Hansberger Global Investors, Inc. ("Hansberger"). Hansberger, a wholly-owned subsidiary of Hansberger Group, Inc., is an investment adviser registered under the Advisers Act and provides a broad range of portfolio management services to clients in the U.S. and abroad. Hansberger Group, Inc. is majority-controlled by Thomas L. Hansberger, who founded the firm in 1994. Under the sub-advisory contract, Hansberger manages the investment of assets of the Emerging Markets Fund and the International Fund. In carrying out its obligations, Hansberger (i) obtains and evaluates pertinent economic, statistical, financial and other information affecting the economic regions and individual national economies generally, together with information specific to individual companies or industries, the securities of which are included in those Funds' investment portfolios or may be under consideration for inclusion therein; and (ii) formulates, recommends, and executes an ongoing program of investment for those Funds consistent with those Funds' investment objectives, policies, strategy, and restrictions. HIM remains responsible for the supervision and oversight of Hansberger's performance.

         HIM, Harris Trust, Monegy or Hansberger provides to the Funds, among other things, money market, equity and fixed income security research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. HIM, Monegy and Hansberger analyze key financial ratios that measure the growth, profitability, and leverage of issuers in order to help maintain a portfolio of above-average quality. Emphasis placed on a particular type of security will depend on an interpretation of underlying economic, financial and security trends. The selection and performance of securities is monitored by a team of analysts dedicated to evaluating the quality of each portfolio holding.

         The investment advisory agreement for each Fund and subadvisory agreement with Hansberger was for an initial term that expired on August 31, 2001. Each agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Trustees of the Trust held on August 7, 2003, called in part for the purpose of voting on the renewal of the Agreements, the Agreements were renewed through August 31, 2004 by the unanimous vote of the Trustees, all whom were "non-interested" trustees of the Trust. The Trustees requested such information as they believed necessary. They considered, among other things, (a) the investment philosophy and investment performance of the Adviser and Hansberger (b) the business reputation of the Adviser, Hansberger and Harris Trust and each of their financial resources; (c) the experience of the investment advisory and other personnel who provide services to the Funds and the historical quality of the services provided to the Funds by the Adviser and Hansberger, including with respect to regulatory compliance; (d) the advisory fees payable by the Funds, including any contractual and voluntary fee waivers and expense reimbursements by the Adviser and/or Harris Trust; (e) the overall expense ratio and an expense analysis for the Funds, as compared to comparable mutual funds; (f) the non-advisory services provided by Harris Trust and the fees paid for those services; and (g) the expected profitability of the Adviser and Harris Trust with respect to the Funds, taking into account any benefits, in addition to fees, to the Adviser or any of its affiliates, such as Harris Trust. The Trustees determined that the compensation payable be the Funds was reasonable and fair.

         At a meeting of the Board of Trustees of the Trust held on August 7, 2003, called in part for the purpose of considering a sub-advisory contract with Monegy, a sub-advisory contract with Monegy was approved through August 31, 2004 by the unanimous vote of the Trustees, all of whom were "non-interested" trustees of the Trust. The Trustees, considered, among other things, information provided to them by representatives of Monegy at a prior board meeting, including its performance over various time periods in relation to various indices, the organizational structure of Monegy including oversight by the Adviser, the nature and quality of services expected to be provided by Monegy, the expected profitability to the Adviser and any fall-out benefits from the sub-advisory relationship to the Adviser or Monegy, if any, and the expense ratio and comparative fees of the High Yield Bond Fund.

         At a meeting of the Board of Trustees of the Trust held on January 28, 2004, called in part for the purpose of voting on an amendment to the investment advisory agreement to add Harris Insight Ultra Short Duration Bond Fund to the advisory agreement, the Trustees, all of whom are "non-interested" trustees of the Trust, unanimously approved the amendment to the investment advisory agreement. The Trustees requested such information as they believed necessary. They considered in addition the above factors, the experience of the investment advisory and other personnel who will provide services the Harris Insight Ultra Short Duration Bond Fund, the advisory fee payable by the Ultra Short Duration Bond Fund, including any contractual and voluntary fee waivers and expense reimbursements by the Adviser and/or Harris Trust, the overall expense ratio and an expense analysis for the Ultra Short Duration Bond Fund, as compared to comparable mutual funds, the expected profitability of the Adviser and Harris Trust with respect to the Ultra Short Duration Bond Fund, taking into account any benefits, in addition to fees, to the Adviser or any of its affiliates, such as Harris Trust. The Trustees determined that the compensation payable by the Ultra Short Duration Bond Fund was reasonable and fair.

         Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

         HIM or Harris Trust from time to time may offer programs under which it may make payments from its own resources to certain non-profit organizations based on shares of the Funds held by members of the organizations and in an amount up to 0.10% of the value of those shares. Those payments are expenses of HIM or Harris Trust and are not Fund expenses, and thus will not affect Fund performance.

         HIM or Harris Trust from time to time may make payments from its own resources to certain service organizations and financial intermediaries for their services in connection with investments in the Funds made by their clients or customers. Those payments are expenses of HIM or Harris Trust and are not Fund expenses, and thus will not affect Fund performance.

         Portfolio Management. The skilled portfolio management teams behind the Harris Insight Funds believe that consistent investment performance requires discipline, focus, knowledge, and excellent informational resources. The money management philosophy that HIM employs focuses on two key points:

o Active portfolio management is a key component of superior performance.
o A systematic investment process may increase both consistency and levels of relative performance.

         Experience and creativity, combined with technological support, are most likely to result in successful investment decisions. HIM offers investors that powerful combination for managing their money. More importantly, instead of relying on individual stars to manage its mutual funds, HIM has established a strong professional team of seasoned portfolio managers and analysts. Together, they take a quantitatively-driven approach to investing, focusing on their investors' needs, concerns and investment goals.

         HIM is a leader in the application of analytic techniques used in the selection of portfolios. HIM's equity investment process focuses on maintaining a well-diversified portfolio of stocks whose prices are determined to be attractively ranked based upon their future potential.

         After identifying the appropriate type of universe for each Fund - whether the stocks are issued by large, established companies, or by smaller firms - HIM gathers fundamental, quality and liquidity data. A multi-factor model then ranks and/or scores the stocks. Stocks that fail to meet HIM's hurdles are removed from further consideration.

         Attractive stocks are periodically identified and added to the portfolio, while those that have become unattractive are systematically replaced. Fund portfolio managers, in conjunction with experienced research analysts, play a role throughout the process.

         HIM actively manages taxable and tax-exempt fixed income securities using a highly disciplined, quantitatively-based investment process. This enables HIM to create portfolios of fixed income securities that it believes are undervalued based upon their future potential. HIM seeks securities in specific industries or areas of the country that, it believes, offer the best value and stand to benefit from anticipated changes in interest rates.

         Using quantitative models that attempt to ensure competitive results in both rising and falling markets, bond portfolio managers select securities within different industries while managing interest rate risk. These quantitative models have the ability to measure changes in the economy, changes in the prices of various goods and services, and changes in interest rates. Potential purchases are finally reviewed with regard to their suitability to, credit assessment of and impact on the overall portfolio.

         The following table shows the dollar amount of fees payable to the Adviser for its services with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser. This data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. (Prior to May 1, 2001, Harris Trust was the Adviser to the Funds, and HIM served as Portfolio Management Agent pursuant to a Portfolio Management Contract approved by the Trust's Board of Trustees and approved by each Fund's shareholders.)



--------------------- -------------------------------- -------------------------------- --------------------------------
                          Gross Advisory Fee ($)           Advisory Fee Waived ($)           Net Advisory Fee ($)
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        2001       2002       2003       2001       2002       2003       2001       2002       2003
--------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Government Money
Market Fund            590,468    632,623   1,327,810     --         --         --       590,468    632,623   1,327,810

Money Market Fund     4,566,238  6,265,444  7,733,692     --         --         --      4,566,238  6,265,444  7,733,692

Tax-Exempt Money
Market Fund           1,068,822  1,124,855  1,266,709     --         --         --      1,068,822  1,124,855  1,266,709

Bond Fund             1,449,157  1,437,315  1,255,395   685,780    727,965    613,182    763,377    709,350    642,213

High Yield Bond Fund     --       21,588     206,771      --       21,356     49,708       --         232      157,063

High Yield Select
Bond Fund              259,855    149,718      219      74,948     67,417       95       184,907    82,301       124

Intermediate
Government Bond Fund   455,517    522,454    489,948    368,542    413,020    331,520    86,975     109,434    158,428

Intermediate
Tax-Exempt Bond Fund  1,240,633  1,465,340  1,200,190  1,240,633  1,465,340   668,654      --         --       531,536

Short/Intermediate
Bond Fund             1,662,239  1,689,430  1,892,556   825,709    912,360    933,062    836,530    777,070    959,494

Tax-Exempt Bond Fund   661,577    689,770    577,100    661,577    689,770    321,530      --         --       255,570

Balanced Fund          340,504    320,157    282,356    105,493    80,038     40,864     235,011    240,119    241,492

Core Equity Fund      1,453,143  1,151,598  1,023,289   137,154    131,401    118,733   1,315,989  1,020,197   904,556

Emerging Markets
Fund                   421,074    946,607   2,095,350   30,507       --         --       390,567    946,607   2,095,350

Equity Fund           2,485,532  2,088,572  1,799,413     --         --         --      2,485,532  2,088,572  1,799,413

Index Fund            1,243,284   991,143    778,912    246,103    257,806    115,188    997,181    733,337    663,724
--------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------


                                       43

--------------------- -------------------------------- -------------------------------- --------------------------------
                          Gross Advisory Fee ($)           Advisory Fee Waived ($)           Net Advisory Fee ($)
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        2001       2002       2003       2001       2002       2003       2001       2002       2003
--------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
International Fund    2,387,081  1,611,693  1,560,663     --         --         --      2,387,081  1,611,693  1,560,663

Small-Cap
Aggressive Growth
Fund                   31,352     64,337     53,935     30,961     29,856     30,819       391      34,481     23,116

Small-Cap
Opportunity Fund      4,336,457  3,981,517  4,238,707   185,496    221,323    140,096   4,150,961  3,760,194  4,098,611

Small-Cap Value Fund  1,656,406  2,098,113  1,933,332   160,222    215,952    77,726    1,496,184  1,882,161  1,855,606
--------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

         HIM has agreed with the Small-Cap Aggressive Growth Fund to waive fees otherwise payable to it, or to reimburse the Fund, to the extent that the annualized ordinary operating expenses of the Institutional Shares of the Fund as a percentage of average daily net assets of the Fund ("Expense Ratio") exceed 1.00% ("Expense Cap"). For any fiscal year of the Fund in which the Expense Ratio of the class would otherwise be less than the lowest Expense Cap applicable to the class in effect since the beginning of the preceding three fiscal years of the Fund, the Fund will pay to HIM any amount so waived or reimbursed by HIM during such preceding three years and not previously paid by the Fund to HIM, except to the extent that such payment would cause the Expense Ratio of the class for the fiscal year to exceed such lowest Expense Cap.

         Code of Ethics. The Trust, HIM, Hansberger, Monegy, Harris Trust, and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics limit the circumstances under which persons subject to the respective code invest in securities, including certain securities that may be purchased or held by a Fund or Funds. Each code of ethics has been filed with and is available from the Commission at the address, telephone number, and Internet site given on the back cover of the Trust's prospectus.

         Proxy Voting Policies. The Board of Trustees of the Trust has approved the proxy voting policies and procedures to be used by its investment adviser in voting proxies on the Funds portfolio securities. See Appendix B.

         ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN. Harris Trust serves as the Funds' administrator ("Administrator") pursuant to Administration Agreement with the Trust and in that capacity generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into a Sub-Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Sub-Administrator") on behalf of the Trust. PFPC has agreed to furnish officers for the Trust; provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the Commission; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Trust.

         Harris Trust serves as the transfer agent and dividend disbursing agent ("Transfer Agent") of the Funds pursuant to Transfer Agency Services Agreement with the Trust. The Transfer Agent has entered into Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent") on behalf of the Trust whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp.

         PFPC Trust Company ("PFPC Trust" or the "Custodian"), 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the assets of the Funds and, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. The Custodian has entered into Sub-Custodian Services Agreement with PNC Bank, N.A. ("PNC" or the "Sub-Custodian") on behalf of the

Trust whereby the Sub-Custodian performs certain sub-custodian services. PFPC Trust and PNC are indirect, wholly-owned subsidiaries of PNC Bank Corp.

         As compensation for their services, the Administrator and the Transfer Agent are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds of the Trust, payable monthly at an annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million; and 0.1265% of average daily net assets in excess of $600 million. As compensation for its services, the Custodian is entitled to receive a fee based on the aggregate average daily gross assets of the Funds of the Trust, payable monthly at an annual rate of 0.0035% of the average daily gross assets. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.

         The following table shows the dollar amount of fees payable to the Administrator for its services with respect to each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee paid to the Administrator. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.



-------------------- -------------------------------- -------------------------------- --------------------------------
                         Administration Fee ($)       Reduction by Administrator ($)     Net Administration Fee ($)
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                       2001       2002       2003       2001       2002       2003       2001       2002       2003
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Government Money
Market Fund           473,189    571,036   1,451,182   265,732    344,355    601,909    207,457    226,681    849,273

Money Market Fund    4,055,641  5,969,278  8,295,156  2,128,063  3,303,371  4,694,764  1,927,578  2,665,907  3,600,392

Tax-Exempt Money
Market Fund           879,899   1,035,816  1,350,316     --       92,571     92,620     879,899    943,245   1,257,696

Bond Fund             414,801    495,379    426,785    24,001     54,361     52,146     390,800    441,018    374,639

High Yield Bond
Fund                    --       10,835     84,675       --         543       5,288       --       10,292     79,387

High Yield Select
Bond Fund             83,511     61,457     41,960     18,001     19,529     18,004     65,510     41,928     23,956

Intermediate
Government Bond
Fund                  152,083    204,305    223,020    28,501     43,041     36,341     123,582    161,264    186,679

Intermediate
Tax-Exempt Bond
Fund                  383,554    546,176    559,997    18,678     56,840     53,850     364,876    489,336    506,147

Short/Intermediate
Bond Fund             441,378    538,723    560,341    22,501     56,327     62,567     418,877    482,396    497,774

Tax-Exempt Bond
Fund                  219,590    275,913    290,036    25,501     45,784     37,094     194,089    230,129    252,942

Balanced Fund         117,052    144,961    138,787    18,001     38,888     42,118     99,051     106,073    96,669

Core Equity Fund      311,008    299,592    254,848    28,501     46,021     33,807     282,507    253,571    221,041

Emerging Markets
Fund                  77,360     190,549    333,081    18,001     37,010     44,760     59,359     153,539    288,321

Equity Fund           648,560    614,829    538,510    25,501     59,869     48,762     623,059    554,960    489,748

Index Fund            880,390    838,065    721,605     6,000     49,773     39,181     874,390    788,292    682,424

International Fund    444,033    360,986    315,720    25,501     48,284     42,532     418,532    312,702    273,188

Small-Cap
Aggressive Growth
Fund                   7,500     18,027     13,895       --         702        827       7,500     17,325     13,068
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------


                                       45


-------------------- -------------------------------- -------------------------------- --------------------------------
                         Administration Fee ($)       Reduction by Administrator ($)     Net Administration Fee ($)
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                       2001       2002       2003       2001       2002       2003       2001       2002       2003
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Small-Cap
Opportunity Fund      790,517    861,470    837,505    27,001     68,390     56,238     763,516    793,080    781,267

Small-Cap Value
Fund                  391,286    579,575    541,570    28,501     57,791     44,485     362,785    521,784    497,085
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

         DISTRIBUTOR. PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, is the distributor of shares of the Funds. Fees for services rendered by the Distributor (not including sales charges) are paid by the Sub-Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plans described below, if implemented pursuant to contractual arrangements between the Trust and the Distributor and approved by the Board of Trustees of the Trust. The Distributor has agreed to furnish officers for the Trust, as required.

         A Shares of the Funds are sold with a maximum front-end sales charge of 5.50%, as described in the Prospectuses relating to those shares and under "Additional Purchase and Redemption Information" in this SAI. A Shares of the Funds may be subject to a contingent deferred sales charge (CDSC) of up to 1.00%, which is described in those Prospectuses and under "Additional Purchase and Redemption Information" in this SAI. B Shares of the Funds are sold without a front-end sales charge but are subject to a CDSC of up to 5.00%, which is described in the Prospectuses relating to those shares and under "Additional Purchase and Redemption Information" in this SAI.

         The following table shows the dollar amount of sales charges payable to the distributor with respect to sales of A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges payable to the distributor with respect to A Shares of the Funds not mentioned below.


--------------------------------- ----------------------------- --------------------------- -----------------------------
                                     Aggregate Underwriting       Amount Retained by the
                                        Commissions ($)              Distributor ($)            Amount Reallowed ($)
                                  --------- --------- --------- --------- -------- -------- --------- --------- ---------
                                    2001      2002      2003      2001     2002     2003      2001      2002      2003
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------
Bond Fund                          5,131     22,979    6,921       91      1,130     512     5,040     21,849    6,409

High Yield Select Bond Fund        1,521      294      5,337       81        1       420     1,440      293      4,917

Intermediate Government Bond
Fund                               9,080     23,824    27,220     435      2,169    2,078    8,645     21,655    25,142

Intermediate Tax-Exempt Bond
Fund                               1,869     11,814    19,565      54       678     1,741    1,815     11,136    17,824

Short/Intermediate Bond Fund       7,848     8,541     16,170     420       707     1,383    7,428     7,834     14,787

Tax-Exempt Bond Fund               21,002    49,962    34,484     830      3,160    1,997    20,172    46,802    32,487

Balanced Fund                      10,173    1,948     9,599      496       188      939     9,677     1,760     8,660

Core Equity Fund                   3,513     5,909     1,125      304       398      103     3,209     5,511     1,022

Emerging Markets Fund                --      8,505     6,653       --       15       655       --      8,490     5,998

Equity Fund                        2,155     5,738     3,415      100       125      355     2,055     5,613     3,060

International Fund                  104       388      1,005       9        35       89        95       353       916
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------


                                       46

--------------------------------- ----------------------------- --------------------------- -----------------------------
                                     Aggregate Underwriting       Amount Retained by the
                                        Commissions ($)              Distributor ($)            Amount Reallowed ($)
                                  --------- --------- --------- --------- -------- -------- --------- --------- ---------
                                    2001      2002      2003      2001     2002     2003      2001      2002      2003
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------
Small-Cap Opportunity Fund         1,694     16,625    15,317     145       593     1,425    1,549     16,032    13,892

Small-Cap Value Fund               16,906    20,099    7,329     1,435      798      681     15,471    19,301    6,648
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------

         The following table shows the dollar amount of CDSCs payable to the distributor with respect to sales of B Shares of each Fund and the amount of CDSCs retained by the distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges payable to the distributor with respect to B Shares of the Funds not mentioned below.



--------------------------------- ----------------------------- --------------------------- -----------------------------
                                                                  Amount Retained by the
                                      Aggregate CDSCs ($)            Distributor ($)            Amount Reallowed ($)
                                  --------- --------- --------- --------- -------- -------- --------- --------- ---------
                                    2001      2002      2003      2001     2002     2003      2001      2002      2003
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------
Money Market Fund                   228       421       210        --       --       --       228       421       210

Bond Fund                            --       631      6,274       --       --       --        --       631      6,274

Intermediate Government Bond
Fund                                505        5       12,378      --       --       --       505        5       12,378

Intermediate Tax-Exempt Bond
Fund                                 --       125      1,250       --       --       --        --       125      1,250

Short/Intermediate Bond Fund         --       495      3,513       --       --       --        --       495      3,513

Tax-Exempt Bond Fund                 --       160      3,750       --       --       --        --       160      3,750

Balanced Fund                        --        --       764        --       --       --        --        --       764

Core Equity Fund                     --       156       216        --       --       --        --       156       216

Equity Fund                          --        --       509        --       --       --        --        --       509

Index Fund                           --        --      2,206       --       --       --        --        --      2,206

Small-Cap Opportunity Fund           --       423      3,682       --       --       --        --       423      3,682

Small-Cap Value Fund                 --      1,229     1,458       --       --       --        --      1,229     1,458
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------

         OTHER EXPENSES. Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Trust bears all costs of its operations, including: the compensation of its Trustees who are not affiliated with HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to A Shares, N Shares, B Shares and Service Shares); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of the Board of Trustees; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to any Fund or class are borne by that Fund or class. Other general expenses of the Trust are allocated among the Funds in an equitable manner as determined by the Board of Trustees.


                         SERVICE AND DISTRIBUTION PLANS

         A SHARES. Each Fund, except for the Index Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund, the Ultra Short Duration Bond Fund, and each of the Money Market Funds, has adopted a Service Plan for A Shares under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") that provides for distribution/service fees of up to 0.25% per annum of the average daily net asset value of the Fund's A Shares.

         Each such Fund bears the costs and expenses connected with advertising and marketing the Fund's A Shares and may pay the fees of each institution ("Service Organization") that purchases A Shares of the Fund on behalf of its customers ("Customers") for servicing activities, as described below, at a rate of up to 0.25% per annum of the average daily net asset value of the Fund's A Shares.

         Servicing activities provided by Service Organizations to their Customers investing in A Shares of the Fund may include, among other things, one or more of the following: (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase and redemption transactions; (iii) answering Customer inquiries; (iv) assisting Customers in changing dividend options, account designations and addresses; (v) performing sub-accounting; (vi) investing Customer cash account balances automatically in Fund shares; (vii) providing periodic statements showing a Customer's account balance and integrating such statements with those of other transactions and balances in the Customer's other accounts serviced by the Service Agent; (viii) arranging for bank wires; (ix) distribution and such other services as the Fund may request, to the extent the Service Organization is permitted by applicable statute, rule or regulation.

         N SHARES. Each non-Money Market Fund, except for the Small-Cap Aggressive Growth Fund, the Ultra Short Duration Bond Fund, and the High Yield Bond Fund, has adopted a Service Plan for N Shares of the Fund that provides for the Fund to pay service fees of up to 0.25% per annum of the average daily net asset value of the Fund's N Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1. Each Money Market Fund has adopted a Service Plan for N Shares of the Fund that provides for the Fund to pay fees for shareholder subaccounting, statement, communications, and processing services ("Subaccounting Services") of 0.10% per annum of the average daily net asset value of the Fund's N Shares, and fees for shareholder support services ("Support Services") of up to 0.15% per annum of the average daily net asset value of the Fund's N Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1. Additionally, each Money Market Fund has adopted a Service Plan relating to N Shares pursuant to Rule 12b-1 that provides for the Fund to pay distribution fees of up to 0.10% per annum of the average daily net asset value of the Fund's N Shares.

                     NON-MONEY MARKET FUNDS. Each such Fund has entered into an agreement with each Service Organization that purchases N Shares of the Fund on behalf of its Customers. The Service Organization is required to provide shareholder support services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.25% per annum of the average daily net asset value of that Fund's N Shares held by the Service Organization for the benefit of Customers. Support services will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's Distributor; (ii) processing dividend payments from the Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence;
(vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

         In addition, a Service Organization, at its option, may also provide to its holders of N Shares (a) a service that invests the assets of their other accounts with the Service Organization in the Fund's shares (sweep program); (b) sub-accounting with respect to shares owned beneficially or the information necessary for sub-accounting; and (c) checkwriting services.

                     MONEY MARKET FUNDS. Each such Fund has entered into an agreement with each Service Organization that purchases N Shares of the Fund on behalf of its Customers. The Service Organization is required to provide Subaccounting Services and Support Services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.10% per annum for Subaccounting Services and of up to 0.15% per annum for Support Services, respectively, of the average daily net asset value of that Fund's N Shares held by the Service Organization for the benefit of Customers. Subaccounting Services include (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) performing subaccounting with respect to Fund shares beneficially owned by the customer;
(v) investing customer cash account balances automatically in Fund shares; (vi) forwarding shareholder communications; and (vii) such other services as may be reasonably requested. Support Services include (i) responding to inquiries from customers concerning their investment in N Shares; (ii) arranging for bank wires; (iii) assisting customers in changing dividend options, account designations, and addresses; and (iv) providing such other similar services as may be reasonably requested.

         Under the Service Plan adopted pursuant to Rule 12b-1 that relates only to the Money Market Funds, each Money Market Fund may make additional payments to Service Organizations for shareholder services described above and also may
(i) bear the costs and expenses in connection with advertising and marketing the Fund's N Shares and (ii) make payments to Service Organizations for assistance in connection with the distribution of shares to Customers, including the forwarding to Customers of Prospectuses, sales literature and advertising materials provided by the Distributor of shares, at a rate of up to 0.10% per annum of the average daily net asset value of the Fund's N Shares.

         B SHARES. Each Fund, except for the Emerging Markets Fund, the International Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund, the High Yield Select Bond Fund, the Government Money Market Fund, the Ultra Short Duration Bond Fund, and the Tax-Exempt Money Market Fund, has adopted a Service Plan for B Shares of the Fund that provides for the Fund to pay service fees of up to 0.25% per annum of the average daily net asset value of the Fund's B Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1. Additionally, each such Fund has adopted a plan of distribution ("Distribution Plan") relating to B Shares pursuant to Rule 12b-1 that provides for the Fund to pay distribution fees of up to 0.75% per annum of the average daily net asset value of the Fund's B Shares.

                     SERVICE PLAN. Each such Fund has entered into an agreement with each Service Organization that purchases B Shares of the Fund on behalf of its Customers, pursuant to which each Fund that issues B Shares may pay the fees of each Service Organization for servicing activities at a rate of up to 0.25% per annum of the average daily net asset value of the Fund's B Shares held by the Service Organization for the benefit of Customers. Servicing activities will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the

Fund's Distributor; (ii) processing dividend payments from the Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

                     DISTRIBUTION PLAN. Each such Fund also has adopted a Distribution Plan for B Shares under Section 12(b) of the 1940 Act and Rule 12b-1, pursuant to which the Fund compensates the Distributor for its sales and distribution activities related to the Fund's B Shares (which include the services of the Distributor, its affiliates, and such other Service Organizations as it may select in connection with the sales and distribution of the Fund's shares and may be spent by the Distributor, its affiliates, and such Service Organizations on any activities or expenses related to the distribution and marketing of the Fund's shares, including financing of amounts borrowed by the Distributor to pay sales commissions) at a rate, calculated daily, of up to 0.75% of the average daily net asset value of the Fund's B Shares outstanding. (The CDSC applicable to Customers' sales of B Shares is discussed under "Additional Purchase and Redemption Information" in this SAI.)

         At the time of the sale of B Shares of a Fund, the Distributor pays to Service Organizations, from its own funds, commissions of up to 4.00% of the amount sold. These payments, together with the proceeds from CDSCs applicable to Customers' sales of the Fund's B Shares, in effect offset underwriting, distribution, sales, and marketing expenses (including commissions) incurred by the Distributor on behalf of the Fund's B Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and share redemptions. The maximum Distribution Plan fee that can be paid by a Fund in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred in connection with sales of the Fund's B Shares, so that it may take the Distributor a number of years to recoup these expenses. A Fund may compensate the Distributor more or less than the Distributor's actual marketing expenses, but in no event will the Fund pay more than the maximum Distribution Plan fee. The Adviser, the Distributor, and their affiliates may benefit from arrangements where the Distribution Plan fees related to B Shares may be paid to third parties who have advanced commissions to be paid to investment professionals.

         At any given time, the expenses of distributing B Shares of a Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Distribution Plan and (ii) the proceeds of CDSCs paid by investors upon redemption of the Fund's B Shares. For example, if $1 million in expenses had been incurred in distributing B Shares of the Funds and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Distribution Plan that the Distributor be reimbursed for all distribution expenses with respect to B Shares or any requirement that the Distribution Plan be continued from year to year, this excess amount does not constitute a liability of the Fund.

         SERVICE SHARES. Each Money Market Fund has adopted a Service Plan for Service Shares of the Fund that provides for the Fund to pay fees for shareholder subaccounting, statement, communications, and processing services ("Subaccounting Services") of 0.15% per annum of the average daily net asset value of the Fund's Service Shares, and fees for shareholder support services ("Support Services") of up to 0.10% per annum of the average daily net asset value of the Fund's Service Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1. Additionally, each Money Market Fund has adopted a Service Plan relating to Service Shares pursuant to Rule 12b-1 that provides for the Fund to pay distribution fees of up to 0.15% per annum of the average daily net asset value of the Fund's Service Shares.

         Each Money Market Fund has entered into an agreement with each Service Organization that purchases Service Shares of the Fund on behalf of its Customers. The Service Organization is required to provide Subaccounting Services and Support Services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.15% per annum for Subaccounting Services and of up to 0.10% per annum for Support Services, respectively, of the average daily net asset value of that Fund's Service Shares held by the Service Organization for the benefit of Customers. Subaccounting Services include (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) performing subaccounting with respect to Fund shares beneficially owned by the customer; (v) investing customer cash account balances automatically in Fund shares; (vi) forwarding shareholder communications; and (vii) such other services as may be reasonably requested. Support Services include (i) responding to inquiries from customers concerning their investment in Service Shares; (ii) arranging for bank wires;
(iii) assisting customers in changing dividend options, account designations, and addresses; and (iv) providing such other similar services as may be reasonably requested.

         Under the Service Plan adopted pursuant to Rule 12b-1, each Money Market Fund may make additional payments to Service Organizations for shareholder services described above and also may (i) bear the costs and expenses in connection with advertising and marketing the Fund's Service Shares and (ii) make payments to Service Organizations for assistance in connection with the distribution of shares to Customers, including the forwarding to Customers of Prospectuses, sales literature and advertising materials provided by the Distributor of shares, at a rate of up to 0.15% per annum of the average daily net asset value of the Fund's Service Shares.

         EXCHANGE SHARES (HARRIS INSIGHT MONEY MARKET FUND ONLY). The Money Market Fund has adopted a Service Plan for Exchange Shares of the Fund that provides for the Fund to pay service fees of up to 0.05% per annum of the average daily net asset value of the Fund's Exchange Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

                     SERVICE PLAN. Such Fund has entered into an agreement with each Service Organization that purchases Exchange Shares of the Fund on behalf of its Customers. The Service Organization is required to provide shareholder support services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.05% per annum of the average daily net asset value of the Fund's Exchange Shares held by the Service Organization for the benefit of Customers. Support services will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's Distributor; (ii) processing dividend payments from the Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

         In addition, a Service Organization, at its option, may also provide to its holders of Exchange Shares (a) a service that invests the assets of their other accounts with the Service Organization in the Fund's shares (sweep program); (b) sub-accounting with respect to shares owned beneficially or the information necessary for sub-accounting; and (c) checkwriting services.

         INSTITUTIONAL SHARES. Each Fund has adopted a Service Plan for Institutional Shares of the Fund that provides for payments on behalf of the Fund by the Funds' distributor, investment adviser and/or administrator of service fees of up to 0.25% per annum of the average daily net asset value of the Fund's Institutional Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

         Support services provided by Service Organizations may include (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the Fund; (vi) performing subaccounting with respect to Fund shares beneficially owned by the customer or providing the information necessary for sub-accounting; (vii) investing customer cash account balances automatically in Fund shares; (viii) assisting Customers in changing dividend options, account designations and addresses; and (ix) such other similar services as may reasonably be requested.

         GENERAL. Each Service Plan and, in the case of B Shares, the Distribution Plan (each a "Plan", and collectively, the "Plans") have been adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined by the 1940 Act) of the Trust, and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"). Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Agreements related to the Plans must also be approved by such vote of the Trustees and the Qualified Trustees. A Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund or by a vote of a majority of the Qualified Trustees. No Plan may be amended to increase materially the amounts payable to Service Organizations without the approval of a majority of the outstanding voting securities of the relevant class of shares of the Fund, and no material amendment to a Plan may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

         Each Plan requires that certain service providers furnish to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Rule 12b-1 also requires that the selection and nomination of the Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

         From their own resources, HIM and Harris Trust from time to time may pay fees to certain Service Organizations. Additionally, Harris Trust and the Distributor may act as Service Organizations and receive fees under a Service Plan. The following table shows Service Organization fees paid by the Funds to Harris Trust with respect to A Shares, N Shares, B Shares, Service Shares and Exchange Shares of each Fund for which such fees were paid for the period ended December 31, 2003.

------------------------------------------ -------------------- ------------------- ----------------- ------------------
                                               Shareholder         Shareholder      Rule 12b-1 Fees    Rule 12b-1 Fees
                                             Servicing Plan       Servicing Plan        Paid ($)         Waived ($)
                                              Fees Paid ($)      Fees Waived ($)
------------------------------------------ -------------------- ------------------- ----------------- ------------------
Government Money Market Fund                    2,479,269               --             1,332,668             --

Money Market Fund                               7,684,210               --             3,823,391           25,011

Tax-Exempt Money Market Fund                     890,351                --              420,746              --

Bond Fund                                        14,169                 --               6,287               --

High Yield Select Bond Fund                        933                  --                444                --
------------------------------------------ -------------------- ------------------- ----------------- ------------------


                                       52



------------------------------------------ -------------------- ------------------- ----------------- ------------------
                                               Shareholder         Shareholder      Rule 12b-1 Fees    Rule 12b-1 Fees
                                             Servicing Plan       Servicing Plan        Paid ($)         Waived ($)
                                              Fees Paid ($)      Fees Waived ($)
------------------------------------------ -------------------- ------------------- ----------------- ------------------
Intermediate Government Bond Fund                51,496                 --               16,367              --

Intermediate Tax-Exempt Bond Fund                30,114                 --               11,267              --

Short/Intermediate Bond Fund                     25,121                 --               15,158              --

Tax-Exempt Bond Fund                             62,797                 --               18,288              --

Balanced Fund                                     5,712                 --               2,415               --

Core Equity Fund                                 10,069                 --               1,869               --

Emerging Markets Fund                             1,408                 --                548                --

Equity Fund                                      29,135                 --               2,674               --

Index Fund                                       45,215                 --               4,012               --

International Fund                                3,276                 --                149                --

Small-Cap Aggressive Growth Fund                    4                   --                 10                --

Small-Cap Opportunity Fund                       89,200                 --               6,262               --

Small-Cap Value Fund                             15,848                 --               7,788               --
------------------------------------------ -------------------- ------------------- ----------------- ------------------


                      CALCULATION OF YIELD AND TOTAL RETURN

         The Trust makes available various yield quotations with respect to shares of each class of shares of the Money Market Funds. Each of these amounts was calculated based on the 7-day period ended December 31, 2003, by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. Effective yield quotations for N Shares, Service Shares and Institutional Shares of each of the Money Market Funds and for B Shares and Exchange Shares of the Harris Insight Money Market Fund are also made available. These amounts are calculated in a similar fashion to yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:
                                                    365/7
         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ] -1

         Current yield for all of the Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields.

         The yields of the N Shares, B Shares, Service Shares, Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 7-day period ended December 31, 2003 are listed below.



                                      ----------------------------------------- -----------------------------------------
                                                 Current Yield (%)                        Effective Yield (%)
                                      ------ -------- -------- -------- ------- ------- -------- -------- ------- -------
                                        N       B      Svc.     Exch.    Inst     N        B      Svc.    Exch.    Inst
                                        -       -      ----     -----    ----     -        -      ----    -----    ----
Government Money Market Fund          0.58     --      0.28      --      0.93    0.58     --      0.28      --     0.93
Money Market Fund                     0.63    0.25     0.33     0.93     0.98    0.63    0.25     0.33     0.93    0.98
Tax-Exempt Money Market Fund          0.62     --      0.37      --      0.97    0.62     --      0.37      --     0.97

         N Shares and Service Shares of the Money Market Funds and B Shares and Exchange Shares of the Harris Insight Money Market Fund bear the expenses of fees paid to Service Organizations. As a result, at any given time, the net yield of N Shares or Service Shares of each of the Money Market Funds could be up to 0.35% or 0.90%, respectively, lower than the net yield of Institutional Shares of each of those Funds, and the net yields of B Shares and Exchange Shares of the Harris Insight Money Market Fund could be up to 1.00% or 0.05%, respectively, lower than the net yield of Institutional Shares of the Harris Insight Money Market Fund.

         From time to time each of the Money Market Funds may advertise its "30-day average yield" and its "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day period, as appropriate, (which period will be stated in the advertisement).

         The yields of N Shares, B Shares, Exchange Shares, Service Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 30-day period ended December 31, 2003 are:


                                               -------------------------------------------------------------------------
                                                                           30-day Yield (%)
                                               -------------------------------------------------------------------------
                                                    N              B          Service        Exchange     Institutional
                                                    -              -          -------        --------     -------------
Government Money Market Fund                       0.58           --            0.30            --            0.93
Money Market Fund                                  0.62          0.25           0.34           0.92           0.97
Tax-Exempt Money Market Fund                       0.50           --            0.25            --            0.85

         A standardized "tax-equivalent yield" may be quoted for the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax. For the 7-day period ended December 31, 2003, the effective tax equivalent yield of the N Shares, Service Shares and Institutional Shares of the Tax-Exempt Money Market Fund was 0.86%, 0.51% and 1.35%, respectively. For the 30-day period ended December 31, 2003, the 30-day tax equivalent yield for the A Shares, N Shares, B Shares and Institutional Shares of the Intermediate Tax-Exempt Bond Fund and the A Shares, N Shares, B Shares and Institutional Shares of the Tax-Exempt Bond Fund were 4.56%, 4.71%, 3.67% and 5.06%, and 5.28%, 5.53%, 4.49% and 5.88%, respectively, based on a stated tax rate of 28%.

         The Trust makes available 30-day yield quotations with respect to A Shares, N Shares, B Shares and Institutional Shares of the Non-Money Market Funds. As required by regulations of the Commission, the 30-day yield is computed by dividing a Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

         The following table shows 30-day yields for the period ended December 31, 2003, for A Shares, N Shares, B Shares and Institutional Shares of the Non-Money Market Funds.


                                                 -----------------------------------------------------------------------
                                                                            30-day Yield (%)
                                                 -----------------------------------------------------------------------
                                                        A                 N                  B           Institutional
                                                        -                 -                  -           -------------
Bond Fund                                              3.73              3.90              3.15              4.15
High Yield Bond Fund                                    --                --                --               6.60
High Yield Select Bond Fund                            5.52              5.78               --               6.03
Intermediate Government Bond Fund                      3.14              3.25              2.50              3.50
Intermediate Tax-Exempt Bond Fund                      3.28              3.39              2.64              3.64
Short/Intermediate Bond Fund                           3.04              3.15              2.40              3.40
Tax-Exempt Bond Fund                                   3.80              3.98              3.23              4.23
Balanced Fund                                          1.31              1.39              0.64              1.64
Core Equity Fund                                      (0.02)            (0.02)            (0.77)             0.23
Equity Fund                                            0.39              0.40             (0.35)             0.65
Index Fund                                              --               1.03              0.28              1.28
Small-Cap Aggressive Growth Fund                        --                --                --              (0.44)
Small-Cap Opportunity Fund                            (0.54)            (0.57)            (1.32)            (0.32)
Small-Cap Value Fund                                   0.16              0.17             (0.58)             0.42

         The Trust also makes available total return quotations for A Shares, N Shares, B Shares and Institutional Shares of each of the Non-Money Market Funds.

         The following table shows average annual total return for the one-year, five-year, ten-year and since inception periods (or shorter period if the Fund has been in operation for a shorter period) ended December 31, 2003 for A Shares, N Shares, B Shares and Institutional Shares of the Non-Money Market Funds. The actual date of the commencement of each Fund's operations, or the commencement of the offering of each Class' Shares, is listed in the Funds' financial statements.

-------------------- ---------------------------------- ----------------- ---------------- -----------------------------------
                                1 Year (%)                 5 Year (%)       10 Year (%)        Inception to 12/31/03 (%)
                     ---------------------------------- ----------------- ---------------- -----------------------------------
       Fund             A        N       B      Inst.      N      Inst.      N     Inst.      A        N        B      Inst.
-------------------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------- --------
Bond                 (1.01)    3.67    (2.05)   3.93     5.95     6.21      --       --     5.12     6.62     2.92     6.88

High Yield Bond        --       --       --     18.15     --       --       --       --      --       --       --      7.63

High Yield Select
Bond                  11.41    16.82     --     17.11    1.28     1.53     5.54     5.80   (5.45)    8.21      --      8.48

Intermediate
Government Bond      (1.42)    2.15    (3.47)   2.40     6.19     6.46     6.02     6.28    5.64     7.74     4.78     8.01

Intermediate
Tax-Exempt Bond       0.70     4.38    (1.39)   4.64     5.82     6.08     5.02     5.28    4.71     5.68     3.66     5.94

Short/Intermediate
Bond                  0.19     3.85    (1.91)   4.11     5.60     5.87     5.72      --     5.37     6.53     2.15     6.00

Tax-Exempt Bond       0.77     5.55    (0.24)   5.81     6.48     6.75     5.41     5.67    5.87     7.43     5.72     7.70

Balanced              12.54    19.04   13.22    19.33    3.77     4.02      --       --     3.09     7.11     1.27     7.09

Core Equity           23.04    30.20   24.29    30.49   (1.45)   (1.20)    10.37   10.64   (3.20)    10.13   (5.49)    10.40

Emerging Markets      42.66    50.70     --     51.11    11.30    11.63     --       --     5.53    (0.02)     --      0.32

Equity                21.39    28.29   22.44    28.68    0.79     1.04     10.22     --    (0.29)    11.36   (3.29)    8.16

Index                  --      27.82   21.81    28.11   (1.18)   (0.94)    10.38   10.65     --      10.27   (2.45)    10.54

International         34.56    40.19     --     40.44    2.00     2.29     1.23     1.50    1.21     2.93      --      3.19

Small-Cap
Aggressive Growth      --       --       --     48.31     --       --       --       --      --       --       --      4.47
-------------------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------- --------


                                       55

-------------------- ---------------------------------- ----------------- ---------------- -----------------------------------
                                1 Year (%)                 5 Year (%)       10 Year (%)        Inception to 12/31/03 (%)
                     ---------------------------------- ----------------- ---------------- -----------------------------------
       Fund             A        N       B      Inst.      N      Inst.      N     Inst.      A        N        B      Inst.
-------------------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------- --------
Small-Cap
Opportunity           43.32    51.68   45.48    52.02    11.63    11.91    12.13   12.40    12.24    13.67    7.29     13.95

Small-Cap Value       34.85    42.70   36.64    43.04    11.96    12.22    11.83   12.11    13.46    13.27    5.32     13.55
-------------------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------- --------

         Each of these amounts is computed by assuming a hypothetical initial investment of $10,000. It is assumed that all of the dividends and distributions by each Fund over the specified period of time were reinvested. It was then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.

         The Funds may also calculate an aggregate total return that reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result. The following table shows aggregate total return for the one year, five year, ten year and since inception (if less than ten years) periods ended December 31, 2003 for A Shares, N Shares, B Shares and Institutional Shares of the Non-Money Market Funds.


------------------- -------------------------------- ----------------- ----------------- -------------------------------------
                              1 Year (%)                5 Year (%)       10 Year (%)          Inception to 12/31/03 (%)
                    -------- ------- ------ -------- -------- -------- -------- -------- -------- --------- -------- ---------
       Fund            A       N       B     Inst.      N      Inst.      N      Inst.      A        N         B      Inst.
------------------- -------- ------- ------ -------- -------- -------- -------- -------- -------- --------- -------- ---------
Bond                (1.01)    3.67   (2.05)  3.93     33.50    35.16     --       --      27.54    63.88     7.07     66.98

High Yield Bond       --       --     --     18.15     --       --       --       --       --        --       --      39.00

High Yield Select
Bond                 11.41   16.82    --     17.11    6.56     7.87     71.44    75.75   (19.93)   347.51     --      369.08

Intermediate
Government Bond     (1.42)    2.15   (3.47)  2.40     35.06    36.75    79.35    83.96    30.72    312.21    12.85    331.94

Intermediate
Tax-Exempt Bond      0.70     4.38   (1.39)  4.64     32.69    34.36    63.17    67.29    14.57    170.36    7.89     182.54

Short/Intermediate
Bond                 0.19     3.85   (1.91)  4.11     31.34    32.99    74.38     --      26.19    124.03    4.99     58.00

Tax-Exempt Bond      0.77     5.55   (0.24)  5.81     36.89    38.60    69.28    73.64    18.10    289.94    15.13    309.26

Balanced             12.54   19.04   13.22   19.33    20.32    21.81     --       --      16.04    58.60     2.45     59.06

Core Equity          23.04   30.20   24.29   30.49   (7.06)   (5.85)   168.11   174.83   (14.73)   209.47   (13.60)   218.47

Emerging Markets     42.66   50.70    --     51.11    70.78    73.31     --       --      26.64    (0.10)     --       2.00

Equity               21.39   28.29   22.44   28.68    3.99     5.31    164.69     --     (1.41)    450.15   (7.78)    85.12

Index                 --     27.82   21.81   28.11   (5.79)   (4.59)   168.53   175.17     --      214.17   (5.68)    223.28

International        34.56   40.19    --     40.44    10.41    11.99    12.96    16.04    5.96     62.89      --      70.05

Small-Cap
Aggressive Growth     --       --     --     48.31     --       --       --       --       --        --       --      13.90

Small-Cap
Opportunity          43.32   51.68   45.48   52.02    73.36    75.52   214.24   221.89    74.58   1,035.92   19.47   1,090.11

Small-Cap Value      34.85   42.70   36.64   43.04    75.88    78.00   205.82   213.71    73.68    965.8     14.35   1,017.96
------------------- -------- ------- ------ -------- -------- -------- -------- -------- -------- --------- -------- ---------

         Current yield and total return for the Non-Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Funds.

         Performance data of the Funds may be compared with those of other mutual funds with similar investment objectives and with other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas), Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results.

         In addition, investors should recognize that changes in the net asset value of shares of the Non-Money Market Funds will affect the yield of such Funds for any specified period, and such changes should be considered together with each such Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for all of the Funds may be useful in reviewing the performance of a Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund may not be comparable to other investment alternatives, however, because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses, and calculate yield.

         After-Tax Returns. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                               n
                  ATV  = P(l+T)
                     D

Where: P = the amount of an assumed initial investment in shares of the Fund T = average annual total return (after taxes on distributions) n = number of years from initial investment to the end of the period
      ATVD = ending value of shares held at the end of the period after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                               n
                  ATV  = P(l+T)
                    DR

         Where:   P = the amount of an assumed initial investment in shares of the Fund
                  T = average annual total return (after taxes on distributions and redemptions)
                  n = number of years from initial investment to the end of the period
              ATVDR = ending value of shares held at the end of the period after taxes on fund distributions and redemptions.

         Performance of Common and Collective Trust Funds. The Core Equity Fund, the Equity Income Fund, the Index Fund, the International Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the High Yield Bond Fund, the High Yield Select Bond Fund (formerly named Convertible Securities Fund), the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund commenced operations upon the investment of a substantial amount of assets invested from collective and common trust funds operated by Harris Trust. If a Fund's predecessor fund was operated with investment policies substantially similar to those of the Fund, the Fund may include in quotations of its performance the performance history of the predecessor fund in accordance with interpretations of the Commission and as appropriate. Because collective and common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, a predecessor fund's performance included in any quotation of the Fund's performance will be calculated as if the predecessor fund had operated with an expense ratio equal to the Fund's estimated expense ratio for its first year of operations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         ALL CLASSES. Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order, which will be priced at the Fund's net asset value next calculated after it is so accepted.

         Redemption proceeds normally are paid in cash. However, the Trust has filed formal elections with the Commission pursuant to which a non-Money Market Fund may effect a redemption in kind in portfolio securities only if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash.

         For an additional administrative fee, paid separately by the shareholder and not as an expense of the Funds, a shareholder may participate in the College In-Sight(R) Program. Through the Program, a participating private college or university reduces the undergraduate tuition for a student, designated by the shareholder, in an amount based on the shareholder's account balance during the time the shareholder participates in the Program. Participation in the Program may begin any time before a designated student graduates from high school. However, no tuition reduction rewards can be earned after June 30th of the student's high school graduation year. Program details and an application are available from the Funds at the address or telephone number given above.

         For employees of HIM, Harris Trust and their affiliates, Sage Scholars, Inc. (the program coordinator on behalf of the participating colleges) has waived the College In-Sight Program administrative fee until further notice. Any participant in the Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris Trust and Savings Bank ("Harris Plan"), through his or her Harris Plan account balances invested in the Funds, may also act as a College In-Sight Program sponsor (with administrative fees waived) for students affiliated with the Carole Robertson Center for Learning, a nonprofit organization offering child, youth, and family development programs to members of Chicago's inner-city communities. Harris

Plan participants may obtain more information and an application by calling the telephone number given above.

         A SHARES. An investor in A Shares of a Fund may be entitled to reduced sales charges. To qualify for a reduced sales charge, an investor must notify and provide sufficient information to the Funds at the time of purchase. If an investor invests through an institution, the investor should notify the institution, which in turn must notify the Funds. Programs that allow for reduced sales charges, such as the Right of Accumulation, a Letter of Intent, or Family Purchases (each of which is explained below), may be changed or eliminated at any time.

         The Right of Accumulation allows an investor to combine the amount invested in A Shares of a Fund with the total net asset value of A Shares currently purchased or already owned by that investor of all Funds to determine the applicable sales charge. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Funds with respect to all A Shares purchased thereafter.

         A Letter of Intent allows an investor to purchase A Shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of A Shares already owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.

         Family Purchases allow family members to purchase A Shares of the Funds over a thirteen-month period at reduced sales charges based on the combined purchases of a family as if they were purchased at the same time for purposes of calculating sales charges. ("Family" includes any person considered to be a part of an extended family, including but not limited to parents, grandparents, children, grandchildren, god-parents, in-laws, aunts, uncles, brothers, sisters, nephews, nieces, and cousins, including step- and adopted relatives.)

         In order to recover commissions paid to institutions, A Shares of a Fund on which no initial sales charge was assessed due to a purchase amount of $1,000,000 or more in a single transaction or pursuant to the Right of Accumulation, a Letter of Intent, or Family Purchases that are redeemed within one year of the purchase date will be subject to contingent deferred sales charges equal to 1.00% of the dollar amount subject to the charge. Redemptions made within one to two years of the purchase will be subject to contingent deferred sales charges equal to 0.50% of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on redemptions of shares acquired through the reinvestment of dividends and distributions or involuntary redemptions by a Fund of shareholder accounts with low account balances.

         Redemptions of shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in a Fund will automatically be made first from any A Shares in a Fund held for more than two years, second from A Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from A Shares held within one and two years, and fourth from A Shares of the Fund held for less than one year.

         The contingent deferred sales charge on shares purchased through an exchange from A Shares of another Fund is based upon the original purchase date and price of the other Fund's shares. For a shareholder with a Letter of Intent who does not purchase $1,000,000 of A Shares under the letter, no contingent deferred sales charge is imposed, but a sales load adjustment will be imposed on the account of such shareholder at the expiration of the period set forth in the Letter of Intent. A Letter of Intent may provide for a contingent deferred sales charge in some cases.

         The contingent deferred sales charge applicable to A Shares will be waived by the Funds for redemptions (a) pursuant to a systematic withdrawal plan, (b) that are shown to have resulted from the death or disability of the accountholder, (c) by qualified retirement plans upon plan termination or dissolution, (d) directed by participants in qualified retirement plans, or (e) from IRAs, if made pursuant to death or disability of the accountholder, or for minimum distributions required after attaining age 70-1/2.

         B SHARES. CDSC. B Shares are sold without an initial sales charge but are subject to a CDSC payable upon redemption, subject to certain waivers described below and in the prospectus. Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. B Shares being redeemed will not be subject to a CDSC to the extent that the value of those shares represents
(a) capital appreciation of fund assets, (b) reinvestment of dividends or capital gain distributions, (c) involuntary redemptions by a Fund of shareholder accounts with low account balances, or (d) shares redeemed more than six years after their purchase. The CDSC declines the longer B Shares are held, as shown in the following table.

                                               CDSC as a % of Dollar Amount
For B Shares sold within the:                        Subject to Charge
----------------------------                         -----------------

First year after purchase                                 5.00%
Second year after purchase                                 4.00
Third year after purchase                                  3.00
Fourth year after purchase                                 3.00
Fifth year after purchase                                  2.00
Sixth year after purchase                                  1.00
Seventh year after purchase                                0.00
Eighth year after purchase                                 0.00

For each redemption order, shares with no CDSC will be sold first, followed by those shares that have been held for the longest period since purchase.

                  CDSC WAIVERS. The CDSC applied to redemptions of B Shares will be waived in the following circumstances, provided that the Distributor receives adequate documentation confirming the selling shareholder's qualification for and entitlement to the waiver.

o Sales of shares in connection with the Systematic Withdrawal Plan ("SWP") of up to 12% annually of a shareholder's Initial Account Balance in a Fund from which the shareholder makes SWP sales. The "Initial Account Balance" is the amount of a shareholder's investment in a Fund at the time the shareholder elects to participate in the SWP with respect to the Fund. (The Funds reserve the right to change the terms and conditions of the SWP and the continued availability of the SWP.) Shares with no CDSC will be sold first, followed by those with the lowest CDSC. Therefore, the benefit of this waiver will be reduced by the value of shares that are not subject to a CDSC.

o The Funds will waive the CDSC on redemptions following the death or disability of a B Share shareholder. An individual will be considered disabled for this purpose if he or she meets the definition set forth in
     Section 72(m)(7) of the Code.

     In cases of death or disability, the CDSC will be waived whether the decedent or disabled person (a) is an individual shareholder or (b) owns the shares as a joint tenant with right of survivorship or (c) is the beneficial owner of a custodial or fiduciary account, provided that the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan or 403(b) custodial account following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59-1/2); (b) minimum distributions from an IRA custodial account following attainment of age 70-1/2; (c) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) custodial account or retirement plan assets to a successor custodian or trustee); (d) any redemption which results from (i) the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, (ii) the return of excess deferral amounts pursuant to Section 401(k)(8) or 402(g)(2) of the Code, (iii) the financial hardship of the employee pursuant to U.S. Treasury Regulations Section 1.401(k)-1(d)(2), or (iv) the death or disability of the employee (see Section 72(m)(7) and 72(t)(2)(A)(ii) of the Code).

                  CONVERSION OF B SHARES. B Shares of a Fund will automatically convert to A Shares of that Fund on the business day following the eighth anniversary of the purchase date and may, in the discretion of the Board of Trustees, convert to A Shares on an earlier date. B Shares acquired by an exchange from B Shares of another Fund will convert into A Shares based on the date of the purchase of the initial Fund's B Shares. B Shares acquired through reinvestment of distributions will convert into A Shares based upon the date of the initial B-Share purchase to which such shares relate. For purposes of the preceding sentence, B Shares acquired through reinvestment of distributions will be attributed to particular purchases of B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. The conversion of B Shares to A Shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

         ANTI-MONEY LAUNDERING LAWS AND FUND SHARES. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. A Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share is determined at least as often as each day that the New York Stock Exchange is open for regular session trading, i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

         A security held by a Non-Money Market Fund (other than a debt obligation or fixed-income security or a security for which the primary market is the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"), discussed below) is valued at the last reported sale price on the principal exchange on which the security is traded as of the time of valuation. In the absence of any sale on the valuation date, the security is valued at the closing bid price. A security for which the primary market is NASDAQ will be valued at the NASDAQ Official Closing Price as defined by NASDAQ, or in the absence of any reported Official Closing Price on the valuation date, the last reported sale price, or in the absence of any sale on the valuation date, at closing price. A security that is traded only on the over-the-counter market generally is valued at the last reported bid price. Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities (but not including securities with remaining maturities of 60 days or less or securities held by the Money Market Funds), are valued at the mean of the last bid and asked prices. In the absence of a readily available market quotation (or when, in the view of the Adviser, an available market quotation does not accurately reflect the security's fair value), the security is valued at a fair value as determined by or under the direction of the Trust's Board of Trustees. Prices used for valuations of securities are provided by independent pricing services. Debt obligations and fixed-income securities with remaining maturities of 60 days or less generally are valued at amortized cost, as discussed below.

         Shares of the High Yield Bond Fund owned by the High Yield Select Bond Fund will be valued at their current net asset value.

         Each of the Money Market Funds uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investments in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in securities determined by the Board of Trustees to meet the quality and minimal credit risk requirements of Rule 2a-7. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. Rule 2a-7 provides, however, that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize at $1.00, to the extent reasonably possible, the price per share of each of the Money Market Funds as computed for the purpose of sales and redemptions. Such procedures include review of the portfolio holdings of each of the Money Market Funds by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                             PORTFOLIO TRANSACTIONS

         Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the Adviser or Sub-Adviser, a security no longer is deemed to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide the cash necessary for redemptions, distributions to shareholders or other Fund management purposes. Portfolio changes may be made without regard to the length of time a particular security has been held or the frequency of portfolio transactions of a Fund (the portfolio turnover rate). A high rate of portfolio turnover would result in increased transaction expenses, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."

         Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser or Sub-Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time.

         In valuing brokerage services, the Adviser or Sub-Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

         Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser or Sub-Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser or Sub-Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser or Sub-Adviser or in advising the Funds.

         The Adviser or Sub-Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser or Sub-Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than an affiliate of the Trust) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser or Sub-Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser or Sub-Adviser might also benefit from the information obtained for the

Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser or Sub-Adviser in performing services to others.

         Twice a year, the Sub-Adviser, through its securities analysts and trading personnel, will consider the amount and nature of research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Emerging Markets Fund and the International Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by brokers may be more or less than the suggested allocations, depending upon the Sub-Adviser's evaluation of all applicable considerations, including, but not limited to, the Sub-Adviser's best execution undertaking.

         An affiliate of the Trust or the Adviser or Sub-Adviser may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Trust. The Board of Trustees, including a majority of the Trustees who are not "interested persons", has determined that portfolio transactions for a Fund may be executed through if, in the judgment of the Adviser or Sub-Adviser, the use of such affiliated broker is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, the affiliated broker charges the Fund commission rates at least as favorable to the Fund as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Trustees has also adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. The Funds will not effect principal transactions with an affiliate of the Trust or the Adviser or Sub-Adviser. In executing transactions through an affiliated broker the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

         The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser and Sub-Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

         Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise. Purchases and sales of securities for the Fixed Income Funds and the Money Market Funds will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions.

         Purchase and sale orders for securities on behalf of any Fund may be combined with those of other accounts that the Adviser or Sub-Adviser manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Adviser or Sub-Adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, it allocates the transactions among the participants equitably.

         Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser or Sub-Adviser, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

         The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years (or shorter if the Fund has been in operation for a shorter period).



------------------------------------------------ ----------------------------------------------------------------------
                                                             Aggregate Amount of Brokerage Commissions ($)
                                                 ----------------------------------------------------------------------
                                                          2001                    2002                   2003
------------------------------------------------ ----------------------- ----------------------- ----------------------
High Yield Select Bond Fund                              13,457                  18,248                   287

Balanced Fund                                            51,155                  66,501                 78,664

Core Equity Fund                                        184,612                 304,391                 239,643

Emerging Markets Fund                                    60,240                 254,696                 542,823

Equity Fund                                             633,895                 532,437                 657,590

Index Fund                                               46,639                  71,168                 53,627

International Fund                                      430,029                 202,486                 278,186

Small-Cap Aggressive Growth Fund                           --                    24,274                 26,159

Small-Cap Opportunity Fund                              916,513                 929,822                1,099,248

Small-Cap Value Fund                                    529,734                1,237,738                911,787
------------------------------------------------ ----------------------- ----------------------- ----------------------

         With respect to transactions directed to brokers because of research services provided, the following table shows total brokerage commissions and the total dollar amount of such transactions on which commissions were paid for the fiscal year ended December 31, 2003.


---------------------------------------- ------------------------------------- ----------------------------------------
                                                                               Total Dollar Amount of Transactions on
                                             Total Brokerage Commissions             which Commissions were paid
                                                (Research-related) ($)                 (Research-related) ($)
---------------------------------------- ------------------------------------- ----------------------------------------
Balanced Fund                                           16,041                                9,068,807

Core Equity Fund                                       166,920                               106,147,209

Emerging Markets Fund                                   43,665                               14,065,200

Equity Fund                                            169,616                               102,232,657

International Fund                                      31,111                               12,692,925

Small-Cap Aggressive Growth Fund                          59                                   21,104

Small-Cap Opportunity Fund                              41,450                               12,513,169

Small-Cap Value Fund                                    21,014                                9,379,062
---------------------------------------- ------------------------------------- ----------------------------------------

                                 TAX INFORMATION

         Each Fund is treated as a separate entity for Federal income tax purposes and thus the provisions of the Code generally are applied to each Fund separately, rather than to the Trust as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund.

         The Trust intends to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to Federal income taxes. Qualification as a regulated investment company under the Code generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities, securities in other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, each Fund will not be subject to Federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year and, in the case of the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund, that it distributes to its shareholders at least 90% of its net tax-exempt income (including net short-term capital gains). In addition, the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund intend that at least 50% of the value of its total assets at the close of each quarter of its taxable year will consist of obligations the interest on which is exempt from Federal income tax, so that such Funds will qualify under the Code to pay "exempt-interest dividends" (described below).

         Dividends (including net short-term capital gains), except exempt-interest dividends, will be taxable to shareholders as ordinary income.

         Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deduction.

         A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their value at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

         At December 31, 2003, the Funds had capital loss carryforwards available to offset future realized capital gains.

------------------------------------------------- ----------------------------
                                                   Capital Loss Carryforwards
------------------------------------------------- ----------------------------
Money Market Fund                                           $591,392
------------------------------------------------- ----------------------------
Tax-Exempt Money Market Fund                                $187,730
------------------------------------------------- ----------------------------

------------------------------------------------- ----------------------------
                                                   Capital Loss Carryforwards
------------------------------------------------- ----------------------------
Bond Fund                                                  $3,383,947
------------------------------------------------- ----------------------------
High Yield Select Bond Fund                                $10,683,399
------------------------------------------------- ----------------------------
Intermediate Tax-Exempt Bond Fund                           $861,315
------------------------------------------------- ----------------------------
Short/Intermediate Bond Fund                               $4,869,162
------------------------------------------------- ----------------------------
Tax-Exempt Bond Fund                                        $367,765
------------------------------------------------- ----------------------------
Balanced Fund                                              $3,208,255
------------------------------------------------- ----------------------------
Emerging Markets Fund                                      $5,783,982
------------------------------------------------- ----------------------------
Equity Fund                                                $26,204,140
------------------------------------------------- ----------------------------
International Fund                                         $49,148,594
------------------------------------------------- ----------------------------
Small-Cap Aggressive Growth Fund                           $1,477,156
------------------------------------------------- ----------------------------

         Dividends paid by each of the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund generally is not deductible for Federal income tax purposes. Under the IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by each Tax-Exempt Fund are anticipated to be exempt from Federal income taxes.

         Shareholders of the Tax-Exempt Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

         The Trust will be required to withhold, subject to certain exemptions, a portion (currently 30%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust or Transfer Agent.

         Certain of the Funds may invest in municipal bond index futures contracts and options on interest rate futures contracts. The Funds do not anticipate that these investment activities will prevent the Funds from qualifying as regulated investment companies. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders.

         For Federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, a Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system will generally affect the amount of capital gains or losses taxable to a Fund and the amount of distributions taxable to a shareholder. Moreover, if a Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain recognized losses for an indeterminate period of time. Each Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of the losses of the Fund for the fiscal years in which the losses actually occur.

         In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. Each of the Funds intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax. Each Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by a Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         Gains or losses on sales of securities by a Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

         In the case of the Equity Funds and the Fixed Income Funds, if an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

         In the case of the Equity Funds and the Fixed Income Funds, if securities are sold by the Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         If, in the opinion of the Trust, ownership of its shares has or may become concentrated to an extent that could cause the Trust to be deemed a personal holding company within the meaning of the Code, the Trust may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.


                          SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value, and to create one or more classes of these shares. Pursuant thereto, the Trustees have authorized the issuance of six classes of shares, A Shares, N Shares, B Shares, Service Shares, Exchange Shares and Institutional Shares for the Funds of the Trust as follows: Institutional Shares are offered by each Fund. A Shares are offered by each Fund, except for the Index Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund, the Ultra Short Duration Bond Fund, and each of the Money Market Funds. N Shares are offered by each Fund, except for the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund, and the Ultra Short Duration Bond Fund. B Shares are offered by each Fund, except for the Emerging Market Fund, the International Fund, the Small-Cap Aggressive Growth Fund, the High Yield Bond Fund, the High Yield Select Bond Fund, the Ultra Short Duration Bond Fund, the Tax-Exempt Money Market Fund, and the Government Money Market Fund. Service Shares are offered only by the Money Market Funds. Exchange Shares are offered only by the Money Market Fund.

         Shareholders of a Fund are entitled to that number of votes that is equal to the number of whole shares and fractional shares held multiplied by the net asset value of one share of that Fund in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Generally, all shares of the Trust will be voted with other shares of the Trust and will be voted in the aggregate, and not by Fund or class, except where voting by Fund or class is required by law or where the matter involved affects only one Fund or class. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. Notwithstanding the foregoing, each class of shares of each Fund bears exclusively the expense of fees paid to Service Organizations with respect to that class of shares. In the event of the liquidation or dissolution of the Trust (or a Fund), shareholders of each Fund (or the Fund being dissolved) are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         The Trust may dispense with annual meetings of shareholders in any year in which Trustees are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.


                                      OTHER

         The Registration Statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


               INDEPENDENT ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103 are the independent accountants for the Trust and audit and report on the Trust's annual financial statements and review certain regulatory reports. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Funds' December 31, 2003 financial statements and the report thereon of KPMG LLP from the Funds' December 31, 2003 Annual Report (as filed with the Commission on March 5, 2004, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000935069-04-000380)) are incorporated herein by reference. For periods prior to December 31, 2001, the financial statements and the report thereon were audited by other independent accountants.
                                       70

                                   APPENDIX A


DESCRIPTION OF BOND RATINGS (INCLUDING CONVERTIBLE BONDS)

         The following summarizes ratings used by Standard & Poor's ("S&P") for corporate and municipal debt:

                  AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC - An obligation rated CC is currently highly vulnerable to nonpayment.

                  C - Any subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes ratings used by Moody's Investors Service ("Moody's") for corporate and municipal long-term debt.

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

                  A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds that are rated Baa are considered medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                  Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.

                  B - Bonds that are rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

                  Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through Caa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes ratings used by Fitch, Inc. ("Fitch") for bonds:

                  AAA - Highest credit quality. Ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  AA - Very high credit quality. Ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  A - High credit quality. Ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  BBB - Good credit quality. Ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                  BB - Speculative. Ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  B - Highly speculative. Ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

         A "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to categories below CCC.


DESCRIPTION OF MUNICIPAL NOTES RATINGS

         The following summarizes the ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.

                  MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         The following summarizes the ratings by Standard & Poor's for short-term municipal notes:

                  SP-1 - Strong capacity to pay principal and interest. An issue determined to possess overwhelming safety characteristics is given a "plus" (+) designation.

                  SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  SP-3 - Speculative capacity to pay principal and interest.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1. Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for payment.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term debt obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

         The following summarizes the ratings used by Fitch for short-term obligations:

                  F-1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                  F-2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  F-3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  B - Speculative. Minimal capacity for the payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

                                   APPENDIX B








                               HARRIS ORGANIZATION




                                  POLICY MANUAL











                ===================================================
                                  PROXY VOTING
                ===================================================





                                   July, 2003

                                      INDEX


         Proxy Voting Philosophy/Policy                                 3

         Proxy Advisory Committee ("PAC")                               3

                             PROXY-VOTING PROCEDURES

         Proxy voting agent                                             4

         Management Proposals Requiring No Individual Review            4

         Shareholder Proposals Requiring No Individual Review           5

         Classified Boards                                              6

         Greenmail                                                      6

         Corporate Governance Proposals                                 6

         Unequal or Multiple Voting Rights                              7

         Poison Pills                                                   7

         Confidential Voting                                            9

         Stock Option and Related Compensation Plans                    9

         Mutual Fund Proxies                                           11

         Conflicts of Interest                                         11

PROXY VOTING PHILOSOPHY/POLICY
------------------------------

Voting of proxies is an important aspect of stock ownership. Many of the issues involved can affect, in both the near and longer terms, the value of a company's securities. This is true for all securities, not just domestic securities.

As a fiduciary, we must vote proxies in the sole interest of the beneficiaries, both current and future. The business and/or other interests of the fiduciary must not be allowed to affect the duty of undivided loyalty to the interests of these beneficiaries.

It is in the interest of shareholders that corporations have a set of governing arrangements that provide for a reasonable continuity of management. Therefore, when judging those proxy proposals which would directly affect corporate governance, it is appropriate to seek or maintain a reasonable balance between the power and prerogatives of shareholders and the authority of management.

Guidelines may be established in connection with voting on particular management or shareholder proposals. The manner by which the directors and officers have exercised their authority and successfully directed their companies, should be considered.

For non-U.S. securities, proxies will be voted where cost and investment risk are not unreasonable in relation to the value of the vote.


PROXY ADVISORY COMMITTEE ("PAC")
--------------------------------

This Committee establishes general policies and guidelines and makes individual decisions in connection with all management and shareholder proposals which are subject to security holder vote. The PAC has the authority to vote proxies of companies whose securities are held in more than one fiduciary account (or related groups of accounts) managed by Harris Trust and Savings Bank ("HTSB"), Harris Investment Management, Inc. ("HIM"), and any other subsidiary of Harris Bankcorp, Inc. ("Bankcorp"), including those Community Banks which agree to have the PAC vote their accounts' securities. Account Administrative Officers have the authority to vote proxies for securities held in only one account (or group of related accounts), keeping in mind the general policies and guidelines established by the PAC.

The PAC (consisting of such number of members as may be prescribed pursuant to the Proxy Advisory Committee mandate established by Harris organization directive) is appointed by and reports to the Bank Investment Policy Committee (BIPCO). At least a majority of members must be present, in person or by conference telephone, to constitute a quorum. In the absence of the chairman, who is selected by the PAC and approved by BIPCO, the members present by majority vote may appoint an acting chairman for that meeting. Minutes are kept and made available to all members of BIPCO, the Fiduciary Risk Management Committee, the Personal Asset Management Committee, and the Institutional Investment Policy Committee. These policies, as outlined in the "Policy Manual--Proxy Voting," are made available for use by subsidiaries of the Bankcorp.


PROXY VOTING AGENT
------------------

The PAC may use the services of a proxy voting agent(s) ("Agent") to perform research and to vote proxies in accordance with the PAC's voting policies. The Agent will be provided with those voting policies. If an issue arises that is not addressed by the PAC's voting policies, the Agent will be instructed to forward that proxy to the Bank along with its recommendation as to how the proxy should be voted. Upon review of the issue and the Agent's recommendation, the PAC will then direct the Agent how to vote on the matter. In the event that the Agent recuses itself on a proxy matter and makes no recommendation, the PAC will review the issue and then direct the Agent how to vote. If an issue arises which is expected to recur frequently, the PAC will develop a policy to deal with it and inform the Agent of its decision.


MANAGEMENT PROPOSALS REQUIRING NO INDIVIDUAL REVIEW
---------------------------------------------------

The PAC has determined that, except insofar as the section on Conflicts of Interest may require otherwise, certain management proposals shall be supported without individual review. These proposals are:

1. Election of Directors unless a nominee is known to have been found guilty by a court or has been sentenced by a court upon a plea of nolo contendere in a criminal action, with the exception of convictions concerning minor traffic violations.

2.       Selection of auditors.

3.       Elimination of preemptive rights.

4. Increase in authorized common or preferred voting shares unless the amount to be authorized will exceed 300% of those currently outstanding, taking into consideration proposed stock splits, stock dividends and potential dilution from convertible issues.

5. Employee stock option and stock purchase plans other than those exclusively for key employees in which the per-share price to be paid is at least 85% of fair market value at the time the option is granted or shares are sold.

6. Adding or changing provisions concerning indemnification of officers and directors in compliance with Delaware law or other similar statutes.

7. Continuation of existing administrative/management/advisory agreements for registered investment companies, including changes in control while retaining the same managers and fee arrangements.

8.       Changes in company names.

9. Changes in investment restrictions of mutual funds to allow for Rule 144A trading and any similar change to comply with changes in applicable laws and regulations.

When the language of a proposal is unclear, the Agent is to refer the issue to the Chairman of the PAC for determination as to whether PAC review is required.


SHAREHOLDER PROPOSALS REQUIRING NO INDIVIDUAL REVIEW
----------------------------------------------------

Certain shareholder proposals tend to appear in more than one company's proxy statement. The PAC has reviewed the issues related to the following types of shareholder proposals and determined that, except insofar as the section on Conflicts of Interest may require otherwise, each shall be opposed. These are:

1.       Proposals that limit terms of directors.

2. Proposals that prohibit, limit or require corporate contributions to charitable institutions and schools.

3.       Proposals to establish preemptive rights for listed securities.

4.       Proposals that request reports on political contributions by companies.

5. Proposals that request reports on persons who have worked for the government.

6.       Proposals that request or require rotation of annual meeting sites.

7. Proposals that would require companies to publish lists of charitable contributions in various newspapers and publications.

8. Proposals that require a company director who is an executive or employee of another entity to leave the company's board upon retirement from the other entity that so employs him or her.

9. Proposals that require one company to support a symposium on matters that affect an entire industry.

10. Proposals requiring annual shareholder approval of auditors unless applicable law so requires or misconduct by the company or auditing firm is alleged.

11. Proposals that require or request signing or commenting on the Valdez Principles.

12. Proposals ensuring that tobacco ads be youth friendly and proposals requiring corporations to conduct special environmental studies when the company is already complying with applicable legal requirements.

13.      Proposals that seek to overrule the board on director qualifications.

14. Proposals that require disclosure of executive officers who are entitled to receive in excess of a specified amount annually as a base salary along with other compensation.

15. Proposals that require directors to hold a minimum number or dollar value of shares in a company.

16.      Proposals that require reporting on animal testing of products.

17. Proposals that would require companies to stop all animal tests not required by law and/or phase-out product lines that cannot be legally marketed without live-animal testing.

18. Proposals that seek to limit or take away a board of directors' prerogative to set executive compensation.

When the language of a proposal is unclear, the Agent shall refer the issue to the Chairman of the PAC to determine whether PAC review is required.


CLASSIFIED BOARDS
-----------------

The PAC views classified boards as being contrary to shareholders' best interest in that they can make it more difficult for an acquiring company or an investor with a large percentage of outstanding shares to gain representation. Therefore, the Agent will be instructed to vote against classified boards or in favor of proposals requesting a shareholder vote on them.


GREENMAIL
---------

In recent years the number of companies and individuals attempting unfriendly takeovers of other companies has increased. These attempts, met with opposition from the target company's management, are often ended by management repurchasing the shares owned by the unfriendly company or individual at a substantial premium price which is not offered to all shareholders. This practice is commonly called "greenmail" and is not considered to be in the best interests of shareholders. As a result, proposals designed to restrict the use of greenmail by a company will be carefully reviewed by the PAC, which will provide appropriate voting instructions to the Agent.


CORPORATE GOVERNANCE PROPOSALS
------------------------------

Proposals involving changes in a company's by-laws and articles of incorporation are considered corporate governance proposals. In reviewing them, the charge of the PAC is to use its proxy voting power to encourage a system of corporate governance which best fulfills the fiduciary obligation to serve the interests of the shareholder beneficiaries.

Recent years have witnessed an increased level of merger and takeover activity in the financial markets. State anti-takeover laws have been passed and corporate managements have also responded with many proposed changes in corporate by-laws designed to resist hostile takeovers. An unfortunate effect of most of these changes is to reduce the general level of direct shareholder influence on the corporation and its management. Some reduction in direct control may, however, be warranted in the interests of allowing management to pursue its primary goal of increasing shareholder wealth by operating a successful business.

An evaluation system has been devised by the PAC to measure the loss of shareholder control. Points are assigned to specific provisions of by-laws and/or articles of incorporation which affect shareholder control. When the loss of shareholder control becomes excessive, as evidenced by a high cumulative point total, proxies will be voted against any additional proposed corporate governance changes which would further increase that loss. Also, proposals that reduce excessive management control will be supported.

When a company's corporate governance point total equals 10 or less, additional proposals will be supported. When its point total exceeds 17, additional proposals, which are likely to further restrict shareholder rights, will be opposed. When the point total is between 10 and 17, the Agent will be instructed to forward any additional proposals to the PAC for decision and voting instructions.


UNEQUAL OR MULTIPLE VOTING RIGHTS
---------------------------------

Common stock has traditionally been issued with one vote per share. However, it has not been unusual for other securities to have more than one vote in special cases such as certain convertible securities or specifically designated preferred stocks. A favorable vote to authorize such securities is appropriate where the voting rights involved are specific and reasonable.

In the past few years, companies have begun issuing securities with unassigned, unequal or multiple voting rights attached. The purpose of such securities appears solely to be the concentration of voting control among a few individuals. Such securities are also restrictive for institutional holders. Issuance of such securities is not believed to be in the best interests of shareholders and is not supported.

POISON PILLS
------------

Poison pills are among the more complicated anti-takeover devices. Often called "Shareholder Rights Plans," these devices generally consist of "rights" issued to shareholders of a company in the form of preferred stock or as warrants to purchase securities exercisable in the event of a hostile takeover bid. These rights may be convertible into cash, into stock of the target company or into the stock of the hostile bidder. Although these devices vary considerably in terms and conditions, their purpose is to deter a hostile bid. This is accomplished either by triggering actions that would make the target company financially unattractive, or by giving the shareholders of the target the right to demand conversion into securities of the bidder. This conversion is usually on terms favorable to the target company's shareholders but unattractive to the bidder. The Securities and Exchange Commission generally views poison pill devices unfavorably.

The PAC views poison pills as being contrary to shareholders' best interests and not in the long-term interest of the company. Therefore the PAC will direct the Agent to vote against poison pills in all cases and in favor of proposals to eliminate them.


CONFIDENTIAL VOTING
-------------------

In the past several years, many people have come to believe that company managements have exerted undue pressure upon institutional shareholders to vote shares of stock in accordance with management in connection with corporate governance issues, regardless of what the institutional shareholder believed to be in the best interest of the beneficial owner. Confidential voting has been suggested by shareholder groups as a way to encourage fiduciary responsibility for proxy voting. Also, shareholder groups believe it is fundamentally unfair for management to have access to votes as they are received, so as to be able to try to change unfavorable ones.

Shareholder proposals requesting management to allow for confidential voting by providing a secret ballot and independent inspectors of elections are being presented with increasing frequency. These proposals will be supported.


STOCK OPTION AND RELATED COMPENSATION PLANS
-------------------------------------------

Incentive forms of executive and director compensation are viewed as a means of motivation. As a result, shareholders have generally been supportive of such proposals when they have been brought to a shareholder vote. Trends in recent years, however, have caused shareholders to take a more critical look at stock option and related plans which have been approved by boards of directors subject to shareholder approval. First, executive compensation--including incentives--has been growing much more rapidly than overall personal income or corporate profits. Second, recent use of director stock option plans has grown while the plans have become more complex. Lastly, these plans often contain provisions that could be viewed as contrary to a proper balance of shareholder and management interests.

Certain provisions of these plans, described below, are deemed to be clearly contrary to the interests of shareholders and plans which contain any of these provisions are not supported:

1. Elimination of the need for shareholder approval of new plans or of changes in existing plans.

2. Lowering of option prices (re-pricing underwater options) or exchange of options for others at a lower price without shareholder approval.

3.   Permitting option prices to be set at less than 85% of fair market value.

4. In addition, the PAC will not support amendments to increase the number of shares in a plan which itself would not be supported.

Certain other provisions are viewed negatively, but to a lesser degree. The existence of a majority of those provisions in a plan leads to a negative vote. Those provisions are:

1. Allowance for option prices to be set below fair market value but not below 85% of such value.

2.   Immediate vesting.

3.   Use of low-interest loans from the company to exercise option grants.

4. Acceleration of vesting requirements if certain change-of-control provisions are met.

In addition, since the Tax Reform Act of 1986 has made incentive stock options uneconomical for corporations, plans which consist of only incentive stock options are not supported. Also, pension plans for non-employee directors are not supported as they constitute an unnecessary corporate expense.

Institutional Shareholder Service's (ISS) stock option valuation process has been determined to be an effective method for valuing stock option plans. Therefore, ISS's recommendations on such proposals will be accepted.

Shareholder Proposals that ask the company to expense the cost of stock options will be supported, unless the company has already committed to expensing options by a certain date.


MUTUAL FUND PROXIES
--------------------

Mutual funds are frequently used by both individual and institutional investors. When voting proxies, it is important that fiduciaries ensure that shareholders' rights are being preserved. For this reason, proxy issues involving fundamental investment policies should be voted by the Agent on a case-by-case basis as directed by the PAC. Proxy issues such as increases in investment management fees, selection of investment advisors, changes in investment objectives and changes in investment strategies that increase portfolio risk will also be evaluated and voting directed on a case-by-case basis. To the extent that legally permissible proposals seek to eliminate shareholder voting on changes to the above items, they will be opposed.

All other proposals are to be voted in accordance with existing proxy voting policy. Proxy proposals relating to the Harris Insight Funds shall be dealt with as required by the Conflict of Interest section, below.


CONFLICTS OF INTEREST
---------------------

A conflict of interest may arise from time to time for a person or organization involved in the proxy voting process. Most proxy matters are voted on by the Agent in accordance with the other procedures set forth herein, independently of any interest in those questions by the Harris organization, its personnel, and affiliated entities. A conflict of interest may exist, however, if, e.g., the Agent has referred a proxy question to the PAC as otherwise required by these procedures, and HIM, HTSB or another Harris banking entity, or another member of the Bank of Montreal family of companies has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Individual conflicts of interest also may arise if, e.g., a member of the PAC holds a position in a security that is the subject of a proxy vote.

Any identified potential conflict of interest, whether personal or corporate, shall be communicated to the PAC by the appropriate Chief Compliance Officer in a timely manner. In addition, any member of the PAC who has actual knowledge of a potential personal conflict of interest, e.g., familial relationship with company management or an institutional/corporate conflict relating to a particular referral item shall disclose that potential conflict to the Chairman of the PAC and to the appropriate Compliance Officer and, in the case of a potential personal conflict, remove him/herself from the proxy voting process. The Chief Compliance Officer and/or the Harris Law Department will review each item referred to them in accordance with these procedures to determine if an actual conflict of interest exists and will provide the PAC with a report for each referred item that (1) describes any conflict of interest, (2) discusses any exceptional procedure(s) to be used to address such conflict of interest,
(3) discloses any contacts from parties outside the Harris organization (other than routine communications from proxy solicitors) with respect to the referred item not otherwise reported, and (4) includes written confirmation that any voting recommendation provided by Harris personnel was made solely on the investment merits and without regard to any other consideration. EXCEPT AS DIRECTED OTHERWISE BY THE CHIEF COMPLIANCE OFFICER IN CONSULTATION WITH THE HARRIS LAW DEPARTMENT, THE PAC SHALL VOTE OR CAUSE THE AGENT TO VOTE ANY PROXY QUESTION CONCERNING WHICH A CONFLICT OF INTEREST EXISTS IN ACCORDANCE WITH THE AGENT'S INDEPENDENTLY DEVELOPED RECOMMENDATION.

With regard to any proxy issue related to the Harris Insight Funds, because HIM serves as the funds' investment adviser and HTSB provides other services to the funds, a conflict of interest may exist on any matter affecting those Harris entities and may exist in other areas as well. Any proxy question that affects a Harris entity shall, therefore, be voted solely by ISS or another proxy voting service in its sole discretion, without regard to the effect of such vote on the Harris organization. Proxy questions for the Harris Insight Funds other than those related to Harris entities shall be decided in accordance with the other provisions of these procedures or, if not within the directions provided herein, by ISS or another proxy voting service in its sole discretion.

                                     PART C

                                OTHER INFORMATION

Item 15.   Indemnification.
-------    ---------------

         Under Section 4.3 of the Registrant's Declaration of Trust, any past or present Trustee or officer of the Registrant (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant. Moreover, that provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Expenses may be paid by the Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to the Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification. This description is modified in its entirety by the provision of Section 4.3 of the Registrant's Declaration of Trust contained in the Registration Statement filed on December 12, 1995 as Exhibit No. 1 and incorporated herein by reference.

         The Distribution Agreement, the Custodian Agreement, the Transfer Agency Services Agreement and the Administration Agreement (the "Agreements") contained in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Trust against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 16.        Exhibits.
-------         --------

(1)  Declaration of Trust

     (a) Declaration of Trust dated December 6, 1995 (incorporated by reference to Registration Statement filed on December 12, 1995).

     (b) Amendment to Declaration of Trust dated November 4, 1996 (incorporated by reference to Post-Effective Amendment ("PEA") No. 3 filed on February 28, 1997).

     (c) Amendment to Declaration of Trust dated June 6, 1997 (incorporated by reference to PEA No. 5 filed on June 13, 1997).

     (d) Amendment to Declaration of Trust dated November 2, 1998 (incorporated by reference to PEA No. 9 filed on November 9, 1998).

     (e) Amendment to Declaration of Trust dated February 18, 1999 (incorporated by reference to PEA No. 10 filed on March 2, 1999).

     (f) Amendment to Declaration of Trust dated 1 May 2000 (incorporated by reference to PEA No. 14 filed on April 28, 2000).

     (g) Amendment to Declaration of Trust dated 5 September 2000 (incorporated by reference to PEA No. 16 filed on September 5, 2000).

     (h) Establishment and Designation of Series and Classes of Shares dated 5 December 2000 (incorporated by reference to PEA No. 18 filed on 28 December 2000).

     (i) Amendment No. 1 to Establishment and Designation of Series and Classes of Shares dated 27 April 2001 (incorporated by reference to PEA No. 22 filed on 1 June 2001).

     (j) Amendment No. 2 to Establishment and Designation of Series and Classes of Shares dated 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August 2001).

     (k) Amended and Restated Establishment and Designation of Series and Classes of Shares dated 28 March 2002 (incorporated by reference to PEA No. 27 filed on 5 April 2002).

     (l) Amended and Restated Establishment and Designation of Series and Classes of Shares dated 26 June 2002 (incorporated by reference to PEA No. 29 filed on 28 June 2002).

     (m) Amended and Restated Establishment and Designation of Series and Classes of Shares dated 2 January 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (n) Termination of Certain Series and Classes dated 30 May 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (o) Termination of Certain Series and Classes dated 30 June 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (p) Amended and Restated Establishment and Designation of Series and Classes of Shares dated 30 June 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (q) Amended and Restated Establishment and Designation of Series and Classes of Shares dated 7 August 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (c) Amended and Restated Establishment and Designation of Series and Classes of Shares dated 28 January 2004 (incorporated by reference to PEA No. 35 filed on 10 March 2004)

(2)  By-Laws

     (a) By-Laws (incorporated by reference to Registration Statement filed on December 12, 1995).

     (b) Amendment to By-Laws dated October 31, 1995 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

     (c) Amendment to By-Laws dated January 23, 1996 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

     (d) Amendment to By-Laws dated November 4, 1996 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

     (e) Amendment to By-Laws dated 27 April 2001 (incorporated by reference to PEA No. 21 filed on 1 May 2001).

     (f) Amendment to By-Laws dated 1 May 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (g) Amendment to By-Laws dated 7 August 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

(3)  Not applicable.

(4) Form of Agreement and Plan of Reorganization dated as of February 24, 2004 (filed as Appendix A to Part A of this Form N-14).

(5)  Not applicable.

(6)  Investment Advisory Contracts

     (a) Advisory Contract dated April 28, 2000 between Registrant and Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") (incorporated by reference to PEA No. 14 filed on April 28, 2000).

     (b) Notice to the Adviser dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

     (c) Notice to the Adviser dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

     (d) Notice to the Adviser dated 2 January 2003 on behalf of Harris Insight Convertible Securities Fund, Harris Insight Tax-Exempt Bond Fund and Harris Insight Intermediate Tax-Exempt Bond Fund (incorporated by reference to PEA No. 33 filed on 30 April 2003).

     (e) Notice to the Adviser dated 1 May 2003 on behalf of Harris Insight Balanced Fund, Harris

          Insight Index Fund, Harris Insight Small-Cap Value Fund, and Harris Insight Intermediate Government Bond Fund (incorporated by reference to PEA No. 33 filed on 30 April 2003).

     (f) Notice to the Adviser dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (g) Assignment and Assumption Agreement dated 30 April 2001 among Registrant, Harris Trust, and Harris Investment Management, Inc. ("HIM") (incorporated by reference to PEA No. 21 filed on 1 May 2001).

     (h) Amendment dated 29 June 2001 to Investment Advisory Contract between Registrant and Harris Trust, as assigned to and assumed by HIM (incorporated by reference to PEA No. 24 filed on 14 August 2001).

     (i) Amendment dated 29 October 2002 to Investment Advisory Contract between Registrant and Harris Trust, as assigned to and assumed by HIM (incorporated by reference to PEA No. 33 filed on 30 April 2003).

     (j) Investment Sub-Advisory Contract dated August 6, 1997 between HIM and Hansberger Global Investors, Inc. on behalf of Harris Insight International Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

     (k) Investment Sub-Advisory Contract dated October 1, 1997 between HIM and Hansberger Global Investors, Inc. on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 7 filed on February 27, 1998).

     (l) Amendment of Investment Sub-Advisory Contracts for Harris Insight International Fund and Harris Insight Emerging Markets Fund with Hansberger Global Investors, Inc. dated as of 30 April 2001 (incorporated by reference to PEA No. 21 filed on 1 May 2001).

     (m) Investment Sub-Advisory Contract dated 1 December 2003 between HIM and HIM Monegy, Inc. on behalf of the Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (n) Amended Exhibit A dated 1 February 2004 to the Advisory Contract dated April 28, 2000 between Registrant and the Adviser (Harris Insight Core Equity Fund and Harris Insight Small Cap Opportunity Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004)

     (o) Form of Amended Exhibit A to the Advisory Contract dated April 28, 2000 between the Registrant and the Adviser (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

(7)  Underwriting and Distribution Agreements

     (a) Distribution Agreement dated 16 March 2001 between the Registrant and PFPC Distributors, Inc. ("PFPCDI") (incorporated by reference to PEA No. 20 filed on 2 April 2001).

     (b) Amendment dated 29 June 2001 to the Distribution Agreement dated 16 March 2001 between the Registrant and PFPCDI (incorporated by reference to PEA No. 24 filed on 14 August 2001).

     (c) Notice to the Distributor dated 9 September 2002 on behalf of Harris Insight High Yield

          Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

     (d) Notice to the Distributor dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (e) Form of Amended Exhibit A to the Distribution Agreement dated 16 March 2001 between the Registrant and PFPCDI (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

     (f) Form of Selling Agreement (incorporated by reference to PEA No. 27 filed on 5 April 2002).

(8)  Not applicable.

(9)  Custodian Agreements

     (a) Custodian Agreement dated February 23, 1996 between Registrant and PNC Bank, N.A. (incorporated by reference to PEA No. 3 filed on February 28, 1997).

     (b) Notice to the Custodian dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 3 filed on February 28, 1997).

     (c) Notice to the Custodian dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

     (d) Consent to Assignment of Custodian Agreement dated February 18, 1999 between Registrant and PNC Bank, N.A. (incorporated by reference to PEA No. 11 filed on May 3, 1999).

     (e) Sub-Custodian Services Agreement dated February 18, 1999 by and between PFPC Trust Company, PNC Bank, N.A. and Registrant (incorporated by reference to PEA No. 11 filed on May 3, 1999).

     (f) Foreign Custody Manager Delegation Agreement dated February 18, 1999 by and between PFPC Trust Company, PNC Bank, N.A. and Registrant (incorporated by reference to PEA No. 11 filed on May 3, 1999).

     (g) Notice to the Custodian dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

     (h) Notice to the Custodian dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

     (i) Notice to the Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

     (j) Notice to the Sub-Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

     (k) Notice to the Custodian dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (l) Notice to the Sub-Custodian dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (m) Form of Amended and Restated Custodian Services Agreement between Registrant and PFPC Trust Company (incorporated by reference to PEA No. 34 filed on 15 December 2003).

     (n) Form of Amended Exhibit A to the Custodian Agreement dated 23 February 1996 between the Registrant and PNC Bank, N.A (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

     (o) Form of Amended Exhibit A to the Sub-Custodian Services Agreement dated 18 February 1999 between PFPC Trust Company, PNC Bank, N.A. and the Registrant (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

(10) Rule 12b-1 Plans and Rule 18f-3 Plans

   (a)(i) Service Plans and related Forms of Shareholder Servicing Agreement dated April 28, 2000 relating to N Shares, as amended 28 January 2004, 2 January 2003, 6 August 2002 and 26 June 2002 (filed herewith).

  (a)(ii) Service Plan and related Form of Shareholder Servicing Agreement dated November 1, 2000 relating to A Shares, as amended 28 January 2004, 2 January 2003 and 6 August 2001 (filed herewith).

 (a)(iii) Distribution Plan pursuant to Rule 12b-1 dated 16 March 2001 relating to B Shares, as amended 2 January 2003 and 6 August 2001 (incorporated by reference to PEA No. 32 filed on 20 December 2002).

  (a)(iv) Service Plan and related Form of Shareholder Servicing Agreement dated 27 April 2001 relating to Exchange Shares, as amended 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August
          2001).

   (a)(v) Service Plan and related Form of Shareholder Servicing Agreement dated 6 August 2001 relating to Institutional Shares, as amended 28 January 2004, 2 January 2003 and 26 June 2002 (incorporated by reference to PEA No. 35 filed on 10 March 2004).

  (a)(vi) Service Plans and related Form of Shareholder Servicing Agreement dated 28 March 2002, relating to Service Shares (incorporated by reference to PEA No. 27 filed on 5 April 2002).

   (b)(i) Multi-Class Plan (incorporated by reference to PEA No. 3 filed on February 28, 1997).

  (b)(ii) Multi-Class Plan dated November 2, 1998 (incorporated by reference to PEA No. 9 filed on November 9, 1998).

 (b)(iii) Multi-Class Plan dated February 18, 1999 (incorporated by reference to PEA No. 10 filed on March 2, 1999).

  (b)(iv) Multi-Class Plan dated November 1, 2000 (incorporated by reference to PEA No. 17 filed on 1 November 2000).

   (b)(v) Multi-Class Plan dated 27 April 2001 (incorporated by reference to PEA No. 21 filed on 1 May 2001).

  (b)(vi) Multi-Class Plan dated 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August 2001).

 (b)(vii) Multi-Class Plan dated 28 March 2002 (incorporated by reference to PEA No. 27 filed on 5 April 2002).

(b)(viii) Multi-Class Plan dated 26 June 2002 (incorporated by reference to PEA No. 29 filed on 28 June 2002).

  (b)(ix) Multi-Class Plan dated 2 January 2003 (incorporated by reference to PEA No. 32 filed on 20 December 2002).

   (b)(x) Multi-Class Plan dated 7 August 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

  (b)(xi) Multi-Class Plan dated 28 January 2004 (filed herewith).

(11) (a) Legal opinion and consent of Bell, Boyd & Lloyd LLC (incorporated by reference to N-14 filed on 8 March 2003).

     (b) Legal opinion and consent of Bingham McCutchen LLP (incorporated by reference to N-14 filed on 8 March 2003).

(12) Legal opinion and consent of Bell, Boyd & Lloyd LLC on tax matters (filed herewith).

(13) Other Material Contracts

     (a) Transfer Agency Services Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 3 filed on February 28, 1997).

   (a)(i) Amendment dated 29 June 2001 to the Transfer Agency Services Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 24 filed on 14 August 2001).

  (a)(ii) Amendment effective 24 July 2002 to the Transfer Agency Services Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 33 filed on 30 April 2003).

 (a)(iii) Notice to the Transfer Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 5 filed on June 13, 1997).

  (a)(iv) Notice to the Transfer Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 7 filed on February 27, 1998).

   (a)(v) Notice to the Transfer Agent dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

  (a)(vi) Notice to the Transfer Agent dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on

          September 5, 2000).

 (a)(vii) Notice to the Transfer Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

(a)(viii) Notice to the Transfer Agent dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

  (a)(ix) Form of Amended Exhibit A to the Transfer Agency Services Agreement dated July 1, 1996 between Registrant and Harris Trust (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

     (b) Sub-Transfer Agency Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 3 filed on February 28, 1997).

   (b)(i) Amendment dated 29 June 2001 to the Sub-Transfer Agency Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 24 filed on 14 August 2001).

  (b)(ii) Amendment effective 24 July 2002 to the Sub-Transfer Agency
          Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 33 filed on 30 April 2003).

 (b)(iii) Notice to the Sub-Transfer Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 3 filed on February 28, 1997).

  (b)(iv) Notice to the Sub-Transfer Agent dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

   (b)(v) Notice to the Sub-Transfer Agent dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

  (b)(vi) Notice to the Sub-Transfer Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

 (b)(vii) Notice to the Sub-Transfer Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

(b)(viii) Notice to the Sub-Transfer Agent dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

  (b)(ix) Amendment dated 1 October 2003 to the Sub-Transfer Agency Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 34 filed on 15 December 2003).

   (b)(x) Form of Amended Exhibit A to the Sub-Transfer Agency Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

     (c) Administration Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 3 filed on February 28, 1997).

   (c)(i) Amendment dated 29 June 2001 to the Administration Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 24 filed on 14 August 2001).

  (c)(ii) Notice to the Administrator dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 5 filed on June 13, 1997).

 (c)(iii) Notice to the Administrator dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

  (c)(iv) Notice to the Administrator dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

   (c)(v) Notice to the Administrator dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

  (c)(vi) Notice to the Administrator dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

 (c)(vii) Notice to the Administrator dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

(c)(viii) Form of Amended Exhibit A to the Administration Agreement dated
          July 1, 1996 between Registrant and Harris Trust (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

     (d) Sub-Administration and Accounting Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 3 filed on February 28, 1997).

   (d)(i) Amendment dated 1 May 1999 of Sub-Administration and Accounting Services Agreement dated July 1, 1996 between Harris Trust and PFPC, Inc. (incorporated by reference to PEA No. 12 filed on May 7, 1999).

  (d)(ii) Amendment dated 29 June 2001 to the Sub-Administration and
          Accounting Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 24 filed on 14 August 2001).

 (d)(iii) Notice to the Sub-Administrator and Accounting Services Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 3 filed on February 28,
          1997).

  (d)(iv) Notice to the Sub-Administrator and Accounting Services Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

   (d)(v) Notice to the Sub-Administrator and Accounting Services Agent dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

  (d)(vi) Notice to the Sub-Administrator and Accounting Services Agent dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

 (d)(vii) Notice to the Sub-Administrator and Accounting Services Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September
          2002).

(d)(viii) Notice of the Sub-Administrator and Accounting Services Agent dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

  (d)(ix) Form of Amended Exhibit A to the Sub-Administration and Accounting Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

     (e) Organizational Expenses Agreement between Harris Trust and the Registrant, on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund and Harris Insight Technology Fund dated 27 April 2001 (incorporated by reference to PEA No. 23 filed on 8 June 2001).

     (f) Agreement for Fee Waivers and Expense Reimbursements dated 1 January 2001 (incorporated by reference to PEA No. 23 filed on 8 June 2001).

     (g) Financial Services Program Administration Agreement, relating to Service Shares (incorporated by reference to PEA No. 29 filed on 28 June 2002).

(14) Consent of KPMG LLP (filed herewith).

(15) Not applicable.

(16) Powers of Attorney

     (a) Powers of Attorney for C. Gary Gerst, John W. McCarter, Jr. and Paula Wolff dated February 24, 2000 (incorporated by reference to PEA No. 14 filed on May 1, 2000).

     (b) Power of Attorney for Valerie B. Jarrett dated February 1, 2000 (incorporated by reference to PEA No. 13 filed on February 16, 2000).

     (c) Power of Attorney for Thomas J. Ryan dated February 7, 2000 (incorporated by reference to PEA No. 13 filed on February 16, 2000).

     (d) Power of Attorney for Peter P. Capaccio dated 23 February 2001 (incorporated by reference to PEA No. 19 filed on 2 March 2001).

     (e) Power of Attorney for Faris Chesley dated 8 December 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

(17) Additional Exhibits

     (a) Code of Ethics of Harris Insight Funds Trust (incorporated by reference to PEA No. 13 filed on February 16, 2000).

     (b) Statement of Principles and Code of Ethics of Harris Trust and Savings Bank, Harris Investment Management, Inc. and HIM Monegy, Inc., as amended 13 June 2001 and 11 October 2002 (incorporated by reference to PEA No. 32 filed on 20 December 2002).

     (c) Form of proxy card of Harris Insight High Yield Select Bond Fund (filed herewith)

     (d) Annual Report for the Funds dated December 31, 2003 (incorporated by reference to N-14 filed on 8 March 2003).

ITEM 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(C) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment, and this registration statement has been signed on behalf of the Registrant by the undersigned, in the City of Chicago and State of Illinois on the 9th day of April 2004.

                                   Harris Insight Funds Trust

                                   By:      Peter P. Capaccio, President*

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in their capacities and on the dates indicated.

Signature                         Title                        Date
---------                         --------                     -------
Peter P. Capaccio*                President and Chief           9 April 2004
                                  Executive Officer

Thomas J. Ryan*                   Treasurer and Principal       9 April 2004
                                  Financial and Accounting
                                  Officer

C. Gary Gerst*                    Chairman of the               9 April 2004
                                  Board of Trustees;
                                  Trustee

John W. McCarter, Jr.*            Trustee                       9 April 2004

Paula Wolff*                      Trustee                       9 April 2004

Valerie B. Jarrett*               Trustee                       9 April 2004

Faris F. Chesley*                 Trustee                       9 April 2004

* By:       /s/ G. Nicholas Bullat
         -------------------------------
         G. Nicholas Bullat

         Attorney-in-Fact pursuant to powers of attorney dated 1 February 2000, 7 February 2000, 24 February 2000, 23 February 2001 and 8 December 2003.

            Index of Exhibits Filed with this Registration Statement
            --------------------------------------------------------

EXHIBIT
NUMBER          DESCRIPTION

(10)(a)(i) Service Plans and related Forms of Shareholder Servicing Agreement dated April 28, 2000 relating to N Shares, as amended 28 January 2004, 2 January 2003, 6 August 2002 and 26 June 2002

(10)(a)(ii) Service Plan and related Form of Shareholder Servicing Agreement dated November 1, 2000 relating to A Shares, as amended 7 April 2004, 2 January 2003 and 6 August 2001.

(10)(b)(xii)    Multi-Class Plan

(12) Legal opinion and consent of Bell, Boyd & Lloyd LLC on tax matters.

(14)            Consent of KPMG LLP.

(17)(c)         Form of proxy card of Harris Insight High Yield Select Bond
                Fund.


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